UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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Soliciting Material Pursuant to §240.14a-12

Cision Ltd.

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130 E. Randolph Street, 7th Floor
Chicago, Illinois 60601

August 9, 2019
To Our Shareholders:
You are cordially invited to attend the 2019 Annual General Meeting of Cision Ltd. at the Bethesda Marriott, 5151 Pooks Hill Road, Bethesda, Maryland 20814, on August 28, 2019, at 10:00 a.m., Eastern Time.
Details of the business to be conducted at the Annual General Meeting are provided in the accompanying Notice of Annual General Meeting and Proxy Statement.
Your vote is important. Please take the time to carefully read each of the proposals described in the Proxy Statement and cast your vote by following the instructions in the Proxy Statement. Your vote will mean that you are represented at the Annual General Meeting regardless of whether or not you attend in person.
Thank you for your support of Cision Ltd.
Sincerely,
Kevin Akeroyd
President, Chief Executive Officer and Director

CISION LTD.
130 E. Randolph Street, 7th Floor
Chicago, Illinois 60601
NOTICE OF ANNUAL GENERAL MEETING
To Be Held on August 28, 2019
To Our Shareholders:
NOTICE IS HEREBY GIVEN that the 2019 Annual General Meeting (the “Annual Meeting”) of Cision Ltd. (“Cision,” the “Company,” “we,” “us” or “our”) will be held at the Bethesda Marriott, 5151 Pooks Hill Road, Bethesda, Maryland 20814, on August 28, 2019, at 10:00 a.m., Eastern Time, for the following purposes:
1.
To elect by ordinary resolution three Class II directors, Stuart J. Yarbrough, Susan Vobejda and Kevin Akeroyd, to hold office in accordance with the terms of our amended and restated memorandum and articles of association until our annual general meeting to be held in 2022 or until their successors are duly elected and qualified, or until they otherwise cease to be directors of the Company in accordance with our amended and restated memorandum and articles of association;

2.
To ratify by ordinary resolution the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2019;

3.
To approve, on an advisory basis, the compensation of our named executive officers for fiscal 2018;

4.
To recommend the frequency of future advisory votes on named executive officer compensation;

5.
To approve the Cision Ltd. 2017 Omnibus Incentive Plan (as Amended and Restated Effective July 24, 2019);

6.
To approve the Cision Ltd. 2018 Employee Stock Purchase Plan; and

7.
To transact any other business properly brought before the Annual Meeting or any adjournment or postponement thereof.

Our Board of Directors has declared the close of business on August 2, 2019 as the record date for the Annual Meeting. Only shareholders of record on August 2, 2019 are entitled to receive notice of, attend and vote at the Annual Meeting.
Your vote is very important. We encourage you to carefully read the accompanying Proxy Statement and submit your proxy or voting instructions as soon as possible. All shareholders are cordially invited to attend the Annual Meeting in person. As an alternative to voting in person at the Annual Meeting, you may submit your proxy via the Internet, by mailing a completed proxy card or by following the telephone instructions on the proxy card. For detailed information regarding voting instructions, please see the sections on voting shares beginning on page 3 of the accompanying Proxy Statement.
A list of shareholders entitled to vote at the meeting will be available for examination by any shareholder for any purpose relevant to the meeting during ordinary business hours for at least ten days prior to August 28, 2019, at our offices at 130 E. Randolph Street, 7th Floor, Chicago, Illinois 60601.

We appreciate your continued support of Cision Ltd.
By Order of the Board of Directors
Steve Solomon
Secretary
Beltsville, Maryland
August 9, 2019
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR
THE 2019 ANNUAL GENERAL MEETING TO BE HELD ON AUGUST 28, 2019:

THE PROXY STATEMENT AND THE ANNUAL REPORT
TO SHAREHOLDERS ARE AVAILABLE AT
https://investors.cision.com

130 E. Randolph Street, 7th Floor
Chicago, Illinois 60601
PROXY STATEMENT
The Board of Directors (the “Board of Directors”) of Cision Ltd. (the “Company,” “we,” “us” or “our”) is soliciting your proxy to vote at the 2019 Annual General Meeting to be held on August 28, 2019, at 10:00 a.m., Eastern Time, and any adjournment or postponement of that meeting (the “Annual Meeting”). The Annual Meeting will be held at the Bethesda Marriott located at 5151 Pooks Hill Road, Bethesda, Maryland 20814.
We are sending our proxy materials on or about August 9, 2019 to our shareholders of record as of the close of business on August 2, 2019 (the “Record Date”). The Company’s principal executive offices are located at 130 E. Randolph Street, 7th Floor, Chicago, Illinois 60601, and its telephone number is (312) 922-2400.
A list of shareholders entitled to vote at the meeting will be available for examination by any shareholder for any purpose relevant to the meeting during ordinary business hours for at least ten days prior to August 28, 2019, at our offices at 130 E. Randolph Street, 7th Floor, Chicago, Illinois 60601.
Introductory Note About the Company
Cision Ltd. was formed in the Cayman Islands on March 9, 2017 with registration number 320462. Our affairs are governed by our amended and restated memorandum and articles of association (the “Articles”) and the Companies Law (as amended) and the common law of the Cayman Islands. We became a public company on June 29, 2017 when we completed our business combination with Capitol Acquisition Corp. III (the “Business Combination”).
For the purposes of this proxy statement (this “Proxy Statement”), “fiscal 2017” refers to our fiscal year ended December 31, 2017, “fiscal 2018” refers to our fiscal year ended December 31, 2018 and “fiscal 2019” refers to our fiscal year ending December 31, 2019.

i

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND THE ANNUAL MEETING
Why am I receiving these materials?
The Board of Directors is soliciting proxies for the Annual Meeting. The Notice of Annual General Meeting, a proxy card, this Proxy Statement and our Annual Report to Shareholders for the fiscal year ended December 31, 2018 (the “Annual Report”) are being mailed on or about August 9, 2019 to shareholders as of the Record Date.
Where and when is the Annual Meeting?
We will hold the Annual Meeting on August 28, 2019 at 10:00 a.m., Eastern Time, at the Bethesda Marriott located at 5151 Pooks Hill Road, Bethesda, Maryland 20814.
What am I being asked to vote on at the Annual Meeting?
We are asking our shareholders to consider the following proposals:
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The election by ordinary resolution of three Class II directors, Stuart J. Yarbrough, Susan Vobejda and Kevin Akeroyd, to hold office until our annual general meeting to be held in 2022 or until their successors are duly elected and qualified, or until they otherwise cease to be directors of the Company in accordance with our Articles;

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The ratification by ordinary resolution of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2019;

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An advisory vote to approve the compensation of our named executive officers (our “NEOs”) for fiscal 2018;

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An advisory vote on the frequency of future advisory votes on NEO Compensation;

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The approval of the Cision Ltd. 2017 Omnibus Incentive Plan (as Amended and Restated Effective July 24, 2019) (the “Amended and Restated 2017 Plan”);

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The approval of the Cision Ltd. 2018 Employee Stock Purchase Plan (the “ESPP”); and

•
Any other business properly introduced at the Annual Meeting.

How does the Board of Directors recommend I vote on these proposals?
The Board of Directors recommends a vote:
•
“FOR” the election of the three Class II directors, Stuart J. Yarbrough, Susan Vobejda and Kevin Akeroyd, to hold office until our annual general meeting to be held in 2022 or until their successors are duly elected and qualified, or until they otherwise cease to be directors of the Company in accordance with our Articles;

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“FOR” the ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2019;

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“FOR” on the advisory vote to approve the compensation of our NEOs for fiscal 2018;

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“1 YEAR” on the advisory vote on the frequency of future advisory votes on NEO Compensation;

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“FOR” the approval of the Amended and Restated 2017 Plan; and

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“FOR” the approval of the ESPP.

What must I do if I want to attend the Annual Meeting in person?
Attendance at the Annual Meeting is limited to shareholders as of the Record Date attending personally or by way of representative. Registration and seating will begin on Monday, August 28 at 9:45 a.m., Eastern Time. Each shareholder will be asked to present proof of identification, such as a driver’s license or passport, and a proxy card, prior to admission to the Annual Meeting. In addition, a representative of a corporation or other entity must present evidence of his or her authority to act on behalf of such entity. Beneficial owners of shares held in street name will need to bring proof of share ownership as of the Record Date, such as a bank or brokerage firm account statement or a letter from the intermediary holding your shares. Cameras, recording devices and other electronic devices will not be permitted at the Annual Meeting.
How many votes do I have?
You have and may cast one vote for each ordinary share of the Company that you owned at the close of business on the Record Date. These shares include:
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Shares registered directly in your name with Continental Stock Transfer & Trust Company (“Continental”), our transfer agent, for which you are considered the “shareholder of record”; and

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Shares held for you as the beneficial owner through a broker, bank or other nominee.

As of the Record Date, the Company had 148,384,467 ordinary shares issued and outstanding.
What is the difference between holding shares as a “shareholder of record” and as a “beneficial owner”?
If your shares are registered directly in your name with Continental, you are considered the “shareholder of record” with respect to those shares. We have sent the proxy materials for the Annual Meeting directly to you. As the shareholder of record, you have the right to grant your voting proxy directly to the individuals listed on the proxy card or to vote in person at the Annual Meeting. Throughout this Proxy Statement, we refer to shareholders who hold their shares directly with Continental as “shareholders of record.”
If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the “beneficial owner” of the shares held in street name. Your broker, bank or other nominee who is considered the shareholder of record with respect to those shares has forwarded proxy materials for the Annual Meeting to you. As the beneficial owner, you have the right to direct your broker or nominee on how to vote your shares. Beneficial owners are also invited to attend the Annual Meeting. However, since a beneficial owner is not the shareholder of record, you may not vote your ordinary shares in person at the Annual Meeting unless you follow your broker’s procedures for obtaining a legal proxy. If you request a printed copy of our proxy materials by mail, your broker or nominee will provide a voting instruction card for you to use. Throughout this Proxy Statement, we refer to shareholders who hold their shares through a broker, bank or other nominee as “beneficial owners” or “street name shareholders.”
What is a proxy?
A proxy is your legal designation of another person to vote the ordinary shares you own. That other person is called your proxy. If you designate someone as your proxy in a written document, that document is also called a proxy or a proxy card. We have designated two of our officers as proxies for the Annual Meeting to cast your vote. These officers are Jack Pearlstein, our Executive Vice President and Chief Financial Officer, and Steve Solomon, our Chief Accounting Officer and Secretary.
How do I vote?
General
You can vote by proxy or in person. For specific methods of voting available to you, see below.
If you submit your proxy using any of the methods below, Jack Pearlstein or Steve Solomon will vote your shares in the manner you indicate. You may specify whether your shares should be voted for all, some, or none of the nominees for director and for or against any other proposals properly introduced at the Annual Meeting. You may abstain from voting if you wish.

If you are a shareholder of record and you vote by telephone or Internet and choose to vote with the recommendation of the Board of Directors, or if you vote by mail, sign you proxy card and do not indicate specific choices, your shares will be voted in accordance with the recommendations of the Board of Directors set forth in this proxy statement. If any other business is properly brought before the Annual Meeting or any adjournment or postponement thereof, your proxy will authorize Jack Pearlstein and Steve Solomon to vote in accordance with their best judgment with respect to such business. At the time this Proxy Statement was printed, we knew of no matters to be considered at the Annual Meeting other than the six proposals referenced in this Proxy Statement. If you hold your shares in street name, and you do not instruct your bank or broker how to vote on any proposal other than Proposal 2 (which is considered a routine matter), no votes will be cast on such proposal on your behalf. If you are a shareholder of record and you do not cast your vote, no votes will be cast on your behalf on any of the items of business at the Annual Meeting.
Voting Methods for Shareholders of Record
If you are a shareholder of record, you may vote by one of the following methods:
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By Internet: you may vote over the Internet at www.cstproxyvote.com by following the instructions on the proxy card. Internet voting facilities will be available 24 hours a day and will close at 11:59 p.m., Eastern Time, on August 27, 2019;

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By Telephone: you may vote by touch-tone telephone by calling 866-894-0536. Telephone voting facilities will be available 24 hours a day and will close at 11:59 p.m., Eastern Time, on August 27, 2019;

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By Mail: you may authorize your proxy by completing, signing and dating your proxy card and returning it in the reply envelope included with the paper proxy materials; or

•
In Person: you may attend the Annual Meeting and vote in person by completing a ballot; however, attending the Annual Meeting without completing a ballot will not count as a vote. If you choose to vote in person, you must bring proof of identification and your proxy card to the Annual Meeting.

Voting Methods for Street Name Shareholders
If you are a street name shareholder, you will receive voting instructions from your broker, bank or other nominee. You must follow the voting instructions provided by your broker, bank or other nominee in order to instruct your broker, bank or other nominee on how to vote your shares. Street name shareholders should generally be able to vote by returning an instruction card, by telephone or on the Internet. However, the availability of telephone and Internet voting will depend on the voting process of your broker, bank or other nominee. As discussed above, if you are a street name shareholder, you may not vote your shares in person at the Annual Meeting unless you obtain a legal proxy from your broker, bank or other nominee.
If you hold your shares in street name (through a bank, broker or other nominee) it is critical that you cast your vote if you want it counted on Proposals 1, 3, 4, 5 and 6. The proposals are not “routine matters,” and therefore your bank or broker may not vote your uninstructed shares on such proposals on a discretionary basis. As a result, if you hold your shares in street name, and you do not instruct your bank or broker how to vote on Proposals 1, 3, 4, 5 or 6, no votes will be cast on such proposals on your behalf. If you are a shareholder of record and you do not cast your vote, no votes will be cast on your behalf on any of the items of business at the Annual Meeting.
Can I change my vote or revoke my proxy?
Yes. If you are a shareholder of record, you can change your vote or revoke your proxy any time before the Annual Meeting by:
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Entering a new vote by Internet or by telephone;

•
Returning a later-dated proxy card;

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Notifying the Secretary of the Company, in writing, at Cision Ltd., Attn: Secretary, 130 E. Randolph Street, 7th Floor, Chicago, Illinois 60601; or

•
Completing a written ballot at the Annual Meeting in person.

If you are a street name shareholder, your broker, bank or other nominee can provide instructions on how to change your vote.
What is a quorum?
A quorum of shareholders is necessary to hold a valid meeting. Generally, the presence in person or by proxy or, if a corporation or other non-natural person, by its duly authorized representative, of the shareholders holding in aggregate not less than a simple majority of our issued and outstanding ordinary shares constitutes a quorum.
Your ordinary shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote in person at the Annual Meeting. Abstentions and broker non-votes will be counted towards the quorum requirement but will not count as votes for the purposes of the voting threshold. If there is no quorum present within half an hour of the time appointed for the meeting, then either the Chair or the shareholders entitled to vote may adjourn the meeting in accordance with the Articles.
How may my brokerage firm or other intermediary vote my shares if I fail to provide timely directions?
Brokerage firms and other intermediaries holding our ordinary shares in street name for customers are generally required to vote such shares in the manner directed by their customers. In the absence of timely directions, your broker will have discretion to vote your shares on our sole “routine” matter: the proposal to ratify the appointment of our independent registered public accounting firm. Your broker will not have discretion to vote on any other proposal absent direction from you.
What vote is required to approve each proposal?
Approval of each proposal other than Proposals 4 and 5 requires the affirmative vote of a majority of the votes cast for such proposal. The options for Proposal 4 are “1 Year,” “2 Years” or “3 Years” and the option receiving the most votes will be approved, regardless of whether or not it receives a majority of votes cast. Approval of Proposal 5 requires the affirmative vote of a majority of shares present in person or represented by proxy and entitled to vote on the proposal.
A properly executed proxy marked “abstain” with respect to a proposal will not be voted, although it will be counted for purposes of determining whether there is a quorum. Broker non-votes will also be counted for purposes of determining if there is a quorum. Abstentions will have no effect on the outcome of any proposal other than Proposal 5. Abstentions will have the same effect as a “no” vote for Proposal 5. Broker non-votes will not have any effect on the outcome of any proposal.
Who will count the vote?
A representative of the Company will tabulate the votes and act as the inspector of election.
Is my vote confidential?
Yes. The Company encourages shareholder participation in corporate governance by ensuring the confidentiality of shareholder votes. The Company has designated Continental, its independent transfer agent and registrar, to receive and tabulate shareholder votes. Your vote on any particular proposal will be kept confidential and will not be disclosed to the Company or any of its officers or employees except (i) where disclosure is required by applicable law, (ii) where disclosure of your vote is expressly requested by you, or (iii) where the Company concludes in good faith that a bona fide dispute exists as to the authenticity of one or more proxies, ballots or votes, or as to the accuracy of any tabulation of such proxies, ballots or votes. However, aggregate vote totals will be disclosed to the Company from time to time and publicly announced at the Annual Meeting.

Where can I find the voting results?
The Company will announce preliminary voting results at the Annual Meeting and publish preliminary results, or final results if available, in a Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) within four business days of the Annual Meeting.
Who pays for proxy solicitation?
We will pay the cost of soliciting proxies for the Annual Meeting. We will reimburse brokers, fiduciaries, custodians and other nominees for their reasonable, out-of-pocket costs in forwarding proxy materials to beneficial owners of our ordinary shares. Other proxy solicitation expenses that we will pay include those for preparation, mailing, returning and tabulating the proxies.
What is the deadline for submitting a shareholder proposal or director nominations for the 2020 Annual Meeting?
Shareholders interested in submitting a proposal for inclusion in the proxy materials for the 2020 Annual Meeting may do so by following the procedures prescribed in Rule 14a-8 of the Securities Exchange Act of 1934 (the “Exchange Act”). To be eligible for inclusion, shareholder proposals must be submitted in writing to the Secretary, Cision Ltd., 130 E. Randolph St., 7th Floor, Chicago, IL 60601 and must be received no later than April 11, 2020 unless the date of our 2020 Annual Meeting is changed by more than 30 days from August 28, 2020, in which case the proposal must be received a reasonable time before we begin to print and mail our proxy materials. Any proposals submitted for inclusion in the proxy must also comply with the advance notice provisions of our Articles described below.
Shareholders who intend to present proposals at the 2020 Annual Meeting other than pursuant to Rule 14a-8 must submit such proposals in writing by notice delivered or mailed by first-class United States mail, postage prepaid, to the Secretary, Cision Ltd., 130 E. Randolph St., 7th Floor, Chicago, IL 60601, and such proposals must be received no earlier than April 30, 2020 and no later than May 30, 2020 unless the date of our 2020 Annual Meeting is changed by more than 30 days from August 28, 2020. Shareholders who wish to nominate a director must additionally be a shareholder of record on both the date of the giving of notice by such shareholder and the record date for the determination of shareholders entitled to vote at the 2020 Annual Meeting and on each such date beneficially own more than 15% of the issued ordinary shares of the Company (unless contrary to applicable law). Such proposals must additionally meet the requirements set forth in the rules and regulations of the SEC, as well as the informational, notice and other requirements related to proposals set forth in Article 16 of the Company’s amended and restated memorandum and articles of association.

PROPOSAL NO. 1: ELECTION OF DIRECTORS
The Board of Directors is currently comprised of nine members and divided into three classes. Directors in each class serve for a term of three years or until their successors are duly elected and qualified or until their earlier death, resignation or removal. The term of directors of one class expires at each annual general meeting.
At the Annual Meeting, it is proposed that three directors be elected by ordinary resolution to serve until our annual general meeting to be held in 2022 or until their successors are duly elected and qualified or until their earlier death, resignation or removal. The Board of Directors, upon the recommendation of the corporate governance and nominating committee of the Board of Directors (the “Corporate Governance and Nominating Committee”), has nominated Stuart J. Yarbrough, Susan Vobejda and Kevin Akeroyd to serve as Class II directors. Stuart J. Yarbrough, Susan Vobejda and Kevin Akeroyd are currently serving as Class II directors.
A majority of all of the votes cast at the Annual Meeting at which a quorum is present in person or by proxy is required for the election of each director. This means that a director nominee will be elected to serve on the Board of Directors only if the votes cast for such nominee’s election exceed the votes cast against such nominee’s election.
If you are a shareholder of record and you vote by telephone or over the Internet or sign your proxy card but do not give instructions with respect to the voting of directors, your shares will be voted “FOR” the re-election of Mr. Yarbrough, “FOR” the re-election of Ms. Vobejda and “FOR” the re-election of Mr. Akeroyd. If you are a street name shareholder and you do not give voting instructions to your broker or nominee, your broker will leave your shares unvoted on this matter.
We expect that Stuart J. Yarbrough, Susan Vobejda and Kevin Akeroyd will accept such nominations; however, in the event that a director nominee is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee who shall be designated by the Board of Directors.
The Board of Directors recommends a vote FOR the election of each of the nominated directors.

BOARD OF DIRECTORS AND CORPORATE GOVERNANCE
The names our directors, and certain information about them, including their ages as of August 2, 2019, are included below. Mark M. Anderson and Mark D. Ein serve as the Chair of the Board of Directors and Vice Chair of the Board of Directors, respectively.
Name	Age	Class	Current Term Expires	Independent Director	Expiration of Term for Which Nominated	Committee Memberships
Nominees:
Kevin Akeroyd	51	II	2019	—	2022	—
Susan Vobejda	53	II	2019	X	2022	N
Stuart J. Yarbrough	68	II	2019	X	2022	A*
Continuing Directors:
L. Dyson Dryden	44	I	2021	X	—	A, N
David J. Krantz	49	I	2021	X	—	—
Stephen P. Master	35	I	2021	X	—	N
Mark D. Ein	54	III	2020	X	—	A, C
Mark M. Anderson	44	III	2020	X	—	C, N*
Philip A. Canfield	51	III	2020	X	—	C*

A — Audit Committee
C — Compensation Committee
N — Corporate Governance and Nominating Committee
*
denotes Chair of Committee

Nominees for Director
Kevin Akeroyd.   Mr. Akeroyd has served as our Chief Executive Officer and President since August 2016. Mr. Akeroyd has over 25 years of experience in digital, social and mobile marketing globally. Previously, Mr. Akeroyd was General Manager and Senior Vice President at Oracle Marketing Cloud from September 2013 to August 2016. Mr. Akeroyd and Oracle created and led the Enterprise Marketing Platform category. Prior to Oracle, he held senior leadership positions at Badgeville from September 2011 to September 2013 and Salesforce.com (Jigsaw/Data.com) from September 2007 to August 2011. Mr. Akeroyd holds a degree from the University of Washington, Michael G. Foster School of Business and attended the EPSO program at the Stanford University Graduate School of Business.
We determined that Mr. Akeroyd’s leadership experience with digital, social and mobile marketing platforms qualifies him to serve on the Board of Directors.
Susan Vobejda.   Ms. Vobjeda currently serves as Chief Marketing Officer at The Trade Desk, a global advertising technology company. Prior to joining The Trade Desk in November 2017, she served as Executive Vice President and Chief Marketing Officer of Tory Burch from 2015 to 2017. She previously held marketing leadership positions with Bloomberg, Yahoo!, Gap and Walmart. Ms. Vobejda holds a B.A. in Economics from Carleton College and an M.B.A. from Harvard Business School.
We determined that Ms. Vobejda’s extensive experience in digital marketing and communications qualifies her to serve as a director on the Board of Directors.
Stuart J. Yarbrough.   Mr. Yarbrough’s professional experience includes over 24 years in public accounting, primarily with Ernst & Young and BDO Seidman, LLP. Since June 2008, Mr. Yarbrough has been a private investor. From February 2007 through its final distributions during June 2008, Mr. Yarbrough served as the chief executive officer of 3Point Capital Partners, a private equity firm. From 1994 through February 2007, Mr. Yarbrough was a principal at CrossHill Financial Group Inc., a company he co-founded, which provided investment banking services and venture debt financing to growth companies. Mr. Yarbrough previously served on the board of directors of Solera Holdings, Inc. and DigitalNet Holdings, Inc., as well as several other public companies. Mr. Yarbrough has a B.A. in management sciences from Duke University.
We determined Mr. Yarbrough’s extensive practical and management experience in public accounting and corporate finance, as well as leadership expertise through his directorship roles in public companies, including service on audit and other board of directors committees, qualifies him to serve as a director on the Board of Directors.
Continuing Directors
Mark M. Anderson.   Mr. Anderson joined GTCR in 2000 and is currently a Managing Director of the firm. He previously worked at Gracie Capital and at Bowles Hollowell Conner & Co. He holds an MBA from Harvard Business School and a BS from the McIntire School of Commerce at the University of Virginia. Mr. Anderson currently is a Director of Cision, Global Traffic Network, Beeline, Lytx, Rural Broadband Investments and XIFIN. In addition, Mr. Anderson was previously a Director of GTCR’s past investments including CAMP Systems, Land Lease Group and Landmark Aviation, and was instrumental in other GTCR investments including Skylight Financial, Solera and Transaction Network Services. Mr. Anderson serves on the board of the Chicago Foundation for Education, a non-profit organization that seeks to improve the educational experience of Chicago’s public school children.
We determined that Mr. Anderson’s directorship experience and experience advising similar companies qualifies him to serve as a director on the Board of Directors.
Philip A. Canfield.   Mr. Canfield is a Managing Director of private equity firm GTCR LLC and currently co-heads GTCR’s Technology, Media and Telecommunications investment team. Mr. Canfield joined GTCR in 1992 and became a Principal in 1997. From 1990 to 1992, Mr. Canfield worked in the Corporate Finance Department at Kidder, Peabody and Company. Mr. Canfield has served as a Director of Zayo Group Holdings, Inc. since July 2012 and is the Chairman of its Nominating & Governance Committee. Mr. Canfield currently serves on several private company boards. He holds an M.B.A. from the University of Chicago and a B.B.A. in finance with High Honors from the Honors Business Program at the University of Texas.
We determined that Mr. Canfield’s extensive experience in corporate finance and in the telecommunications industry qualifies him to serve as a director on the Board of Directors.
L. Dyson Dryden.   Mr. Dryden served as President, Chief Financial Officer and a member of the board of directors of Capitol Investment Corp. IV from 2017 until the completion of the business combination with Nesco in July 2019 and since such time has served as director of Nesco. Mr. Dryden served as President, Chief Financial Officer and a member of the board of directors of Capitol Acquisition Corp. III from 2015 until the completion of the business combination with Cision in July 2017 and since such time has served as director of Cision. Mr. Dryden is also the founder of Dryden Capital Management, LLC, a private investment firm that invests in and builds private companies, and has served as its President since March 2013. Mr. Dryden has served as Vice Chairman of CDS Logistics Management, Inc., one of the largest providers of home improvement product delivery services in the United States, since 2009. Mr. Dryden is a member of the Board of Directors of Washington E-Sports Ventures, LLC, founded to purchase an Overwatch League Team and build other esports teams that will represent the capital region from Baltimore to Richmond including Washington D.C. and all of Maryland and Virginia. From August 2005 to February 2013, Mr. Dryden worked in Citigroup’s Investment Banking division in New York, most recently as a Managing Director where he led the coverage effort for a number of the firm’s Global Technology, Media and Telecommunications clients. From 2000 to 2005, Mr. Dryden held the titles of Associate and Vice President at Jefferies & Company, a middle market investment banking firm. From 1998 to 2000, Mr. Dryden worked in the investment banking group at BB&T Corporation. Mr. Dryden holds a B.S. in Business Administration with a dual concentration in finance and management from the University of Richmond.
We determined that Mr. Dryden’s corporate finance and public company experience qualifies him to serve as a director on the Board of Directors.

Mark D. Ein.    Mr. Ein served as Chairman, Chief Executive Officer and a member of the board of directors of Capitol Investment Corp. IV from 2017 until the completion of the business combination with Nesco in July 2019 and since such time has served as director of Nesco. Mr. Ein is an investor, entrepreneur and philanthropist, who has created, acquired, invested in and built a series of growth companies across a diverse set of industries over the course of his 25-year career. From July 2015 until June 2017, Mr. Ein was the Chairman of the Board, Chief Executive Officer and a Director of Capitol III Acquisition Corp. III. Since the closing of the business combination, Mr. Ein has continued to serve as a director of Capitol Acquisition Corp. III (now known as Cision Ltd.). From August 2010 to July 2015, Mr. Ein was the Chairman of the Board, Chief Executive Officer, Treasurer and Secretary of Capitol II. Capitol II completed its business combination with Lindblad Expeditions, Inc. in July 2015. Since the closing of the business combination, Mr. Ein has continued to serve as the Chairman of the Board of Capitol II (and now post-merger Lindblad Expeditions Holdings, Inc.). From June 2007 to October 2009, Mr. Ein was the Chief Executive Officer and Director of Capitol I. Capitol I completed its business combination with Two Harbors Investment Corp., a Maryland real estate investment trust, in October 2009. From October 2009 to May 2015, Mr. Ein served as the Non-Executive Vice Chairman of Two Harbor’s board of directors. Mr. Ein is the Founder of Venturehouse Group, LLC, a holding company that creates, invests in and builds companies, and has served as its Chairman and Chief Executive Officer since 1999. Venturehouse’s portfolio includes or has included the seed investment in Matrics Technologies in August 2000 (sold to Symbol Technologies in September 2004), the lead investment in the buyout of Cibernet Corporation from the CTIA in March 2003 (sold to MACH S.à.r.l. in April 2007), the acquisition of VSGi from Net2000 Communications, and an early investment in XM Satellite Radio. He has also been the President of Leland Investments Inc., a private investment firm, since 2005. Mr. Ein is Co-Chairman of Kastle Holding Company LLC, which through its subsidiaries conducts the business of Kastle Systems, LLC, a provider of building and office security systems that was acquired in January 2007. An entity owned by Mr. Ein is also the majority owner and managing member of Kastle Holding Company LLC. In 2008, Mr. Ein founded and is the owner of the Washington Kastles, the World Team Tennis franchise in Washington, D.C., that has won the league championship six times in its nine years in the league. In March, 2017, Mr. Ein led the acquisition of World TeamTennis LLC, the professional team tennis league of which the Washington Kastles are a franchisee, from Billie Jean King and is now its Chairman. Previously in his career, Mr. Ein worked for The Carlyle Group, Brentwood Associates, and Goldman, Sachs& Co. Mr. Ein is the Chairman of the Board of VSGi, a provider of videoconferencing services. Mr. Ein is also the Chairman of the Board of the District of Columbia Public Education Fund and Vice President of the board of directors of the United States Tennis Association and a member of the boards of the District of Columbia College Access Program (DC-CAP) and the International Tennis Hall of Fame. He was appointed by Mayor Vincent Gray to be a member of the D.C. Tax Revision Commission and also serves on the Executive Committee of the Federal City Council. Mr. Ein received a B.S. in Economics with a concentration in Finance from the University of Pennsylvania’s Wharton School of Finance and an M.B.A. from the Harvard Business School.
We determined that Mr. Ein’s public company experience, operational experience and his business contacts qualifies him to serve as a director on the Board of Directors.
David J. Krantz.   Mr. Krantz currently serves as the Group President of North America Fuel at FLEETCOR Technologies. Prior to joining FLEETCOR in 2018, he served as CEO of YP Holdings, a marketing solutions provider, from 2012 to 2016. He previously worked AT&T from 2003 to 2012, serving as President & CEO of AT&T Interactive from 2008 to 2012. Mr. Krantz holds an M.B.A. from Harvard Business School and a B.S. from the University of Virginia.
We determined Mr. Krantz’s leadership experience and expertise in strategy, business development and marketing qualifies him to serve as a director on the Board of Directors.
Stephen P. Master.   Mr. Master joined GTCR in January 2008 and became a Vice President in September 2012. Prior to joining GTCR, Mr. Master worked as an Analyst in the Telecommunications and Mergers & Acquisitions groups at UBS Investment Bank from June 2006 to December 2007. He holds an M.B.A. with honors from the University of Chicago and a B.A. summa cum laude from Northwestern University in mathematical methods in the social sciences and economics. He is currently a Director of Cision, Inteliquent, Beeline, Park Place and Simpli.fi and played an instrumental role in GTCR’s investment in Landmark Aviation. He was previously a Director of Protection 1.

We determined that Mr. Master’s experience in finance and in advising similar companies qualifies him to serve as a director on the Board of Directors.
Board Designees
The Board of Directors is comprised of nine members, including three persons designated by Canyon Holdings (Cayman), L.P. (“Cision Owner”). Messrs. Anderson, Canfield and Master have been designated by Cision Owner as its designees under that certain director nomination agreement, dated as of June 29, 2017, by and among us, Cision Owner and certain investment vehicles affiliated with GTCR LLC (the “Nominating Agreement”). See “Certain Relationships and Related Party Transactions” for more information. None of the board designees of Cision Owner are standing for election at this year’s annual meeting.
Family Relationships
There are no family relationships between any of Cision’s executive officers and directors or director nominees.
Independence of Directors
As a result of its ordinary shares being listed on the New York Stock Exchange, Cision adheres to the rules of such exchange in determining whether a director is independent. The Board of Directors has consulted, and will consult, with its counsel to ensure that the board’s determinations are consistent with those rules and all relevant securities and other laws and regulations regarding the independence of directors. The New York Stock Exchange listing standards generally define an “independent director” as a person, other than an executive officer of a company or any other individual having a relationship which, in the opinion of the issuer’s board of directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. The Board of Directors has determined that Messrs. Anderson, Canfield, Ein, Dryden, Krantz, Master and Yarbrough and Ms. Vobjeda are independent directors. The Board of Directors has determined that Mr. Akeroyd is not an independent director on account of his employment with Cision.
Classified Board of Directors
The directors are divided into three (3) classes designated as Class I, Class II and Class III. At the 2019 annual general meeting of shareholders, the term of office of the Class II directors shall expire and Class II directors shall be elected for a full term of three (3) years. At the 2020 annual general meeting of shareholders, the term of office of the Class III directors shall expire and Class III directors shall be elected for a full term of three (3) years. At the 2021 annual general meeting of shareholders, the term of office of the Class I directors shall expire and Class I directors shall be elected for a full term of three (3) years. At each succeeding annual general meeting of shareholders, directors shall be elected for a full term of three (3) years to succeed the directors of the class whose terms expire at such annual general meeting.
Our directors are divided among the three classes as follows, in each case, until their successors are elected and qualified:
•
Dyson Dryden, David J. Krantz and Stephen P. Master are Class I directors serving until the general meeting of shareholders to be held in 2021;

•
Stuart J. Yarbrough, Susan Vobejda and Kevin Akeroyd are Class II directors serving until the general meeting to be held in 2019; and

•
Mark D. Ein, Mark M. Anderson and Philip A. Canfield will be Class III directors serving until the general meeting to be held in 2020.

Risk Oversight
Our Board of Directors oversees the risk management activities designed and implemented by our management. Our Board of Directors executes its oversight responsibility both directly and through its committees. Our Board of Directors also considers specific risk topics, including risks associated with our strategic initiatives, business plans and capital structure. Our management, including our executive officers, is primarily responsible for managing the risks associated with operation and business of the company and will provide appropriate updates to the Board of Directors and the audit committee. Our Board of Directors delegates to the audit committee oversight of its risk management process, and our other committees also consider risk as they perform their respective committee responsibilities. All committees report to the Board of Directors as appropriate, including when a matter rises to the level of material or enterprise risk.
Board Leadership Structure
The Board of Directors is led by a non-executive Chair. We believe that having a non-executive Chair emphasizes the importance of the board’s objectivity and independence from management and best promotes the effective functioning of the Board’s oversight role. Our Chair’s responsibility is to ensure that our board functions properly and to work with our President and Chief Executive Officer to set the board’s agenda. We expect our Chair to facilitate communications among our directors and between the Board of Directors and senior management. While our Chair provides independent leadership, he also works closely with our President and Chief Executive Officer to ensure that our directors receive the information that they need to perform their responsibilities, including discussing and providing critical review of the matters that come before the Board of Directors and assessing management’s performance.
The Board of Directors believes that it is in the best interest of the Company and its shareholders for Mr. Anderson to serve as Chair of the Board of Directors. Mr. Anderson possesses significant directorship experience, experience advising similar companies and a substantial understanding of Cision’s strategic objectives, all of which will continue to benefit the Company during the year ahead.
The Board of Directors does not believe that any single leadership structure is right for all companies at all times. As a result, the board will periodically review its leadership structure to determine, based on the circumstances at that time, whether it and its committees are functioning effectively.
Meetings and Committees of the Board of Directors
Cision has established a separately standing audit committee, corporate governance and nominating committee and compensation committee. During the year ended December 31, 2018, our Board of Directors held eight meetings, our Audit Committee held eight meetings and our Compensation Committee held two meetings. Our Corporate Governance and Nominating Committee did not convene any formal meetings during the year ended December 31, 2018, however the committee members acted by written consent when appropriate to discharge their duties. Mr. Ein was unable to attend three meetings of our Board of Directors and three meetings of our Audit Committee during the year ended December 31, 2018. The Board of Directors holds executive sessions of only its independent directors after regularly scheduled Board of Directors meetings. Mr. Anderson has been designated as the lead independent director and presides at executive sessions.
Audit Committee Information
Cision has established an audit committee comprised of independent directors. The audit committee consists of Stuart J. Yarbrough (Chair), Mark D. Ein and L. Dyson Dryden. Each member of the audit committee is independent under the applicable listing standards. The audit committee has a written charter. The purpose of the audit committee is, among other things, to:
•
ensure the integrity of the Company’s financial statements;

•
assist in maintaining compliance with legal and regulatory requirements;

•
appoint, retain, set compensation of, and supervise Cision’s independent accountants;

•
review the results and scope of the audit and other accounting related services; and

•
review Cision’s accounting practices and systems of internal accounting and disclosure controls.

Audit Committee members meet privately in separate sessions with representatives of our senior management and our independent public accountants after most Audit Committee meetings.

Financial Experts on Audit Committee
The audit committee is and at all times will be composed exclusively of  “independent directors,” as defined for audit committee members under the New York Stock Exchange listing standards and the rules and regulations of the SEC, who are “financially literate.” “Financially literate” generally means being able to read and understand fundamental financial statements, including a company’s balance sheet, income statement and cash flow statement. In addition, Cision is required to certify to the exchange that the committee has, and will continue to have, at least one member who has past employment experience in finance or accounting, requisite professional certification in accounting, or other comparable experience or background that results in the individual’s financial sophistication.
Stuart J. Yarbrough serves as a financial expert on the Audit Committee.
Corporate Governance and Nominating Committee Information
Cision has established a corporate governance and nominating committee of the Board of Directors comprised of Mark M. Anderson (Chair), L. Dyson Dryden, Stephen P. Master and Susan Vobejda. Each member of the corporate governance and nominating committee is independent under the applicable listing standards. The corporate governance and nominating committee has a written charter. The corporate governance and nominating committee is responsible for, among other things:
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identifying and assessing persons qualified to serve on the Board of Directors;

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recommending persons to be nominated to serve on the Board of Directors; and

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reviewing the Corporate Governance Guidelines and making recommendations to the Board of Directors relating to corporate governance issues.

Guidelines for Selecting Director Nominees
The corporate governance and nominating committee considers persons identified by its members, management, shareholders, investment bankers and others. The guidelines for selecting nominees, which are specified in the corporate governance and nominating committee charter, generally provide that persons to be nominated:
•
should have demonstrated notable or significant achievements in business, education or public service;

•
should possess the requisite intelligence, education and experience to make a significant contribution to the Board of Directors and bring a range of skills, diverse perspectives and backgrounds to its deliberations; and

•
should have the highest ethical standards, a strong sense of professionalism and intense dedication to serving the interests of the shareholders.

The corporate governance and nominating committee considers a number of qualifications relating to management and leadership experience, background and integrity and professionalism in evaluating a person’s candidacy for membership on the Board of Directors. The corporate governance and nominating committee may require certain skills or attributes, such as financial or accounting experience, to meet specific board needs that arise from time to time and will also consider the overall experience and makeup of its members to obtain a broad and diverse mix of board members.
Our corporate governance and nominating committee has not adopted a written policy regarding shareholder nominations for directors. We do not have such a policy because the corporate governance and nominating committee believes that it can adequately evaluate any such nominees on a case-by-case basis. Therefore, the corporate governance and nominating committee will consider director candidates timely submitted by shareholders in accordance with the notice provisions and procedures set forth in the amended and restated memorandum and articles of association, and will apply the same criteria to the evaluation of those candidates as the committee applies to other director candidates.

Compensation Committee Information
The Board of Directors has established a compensation committee consisting of Mark M. Anderson, Philip A. Canfield (Chair) and Mark D. Ein. Each member of the compensation committee is independent under the applicable listing standards. The compensation committee has a written charter. The purpose of the compensation committee will be, among other things, to:
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review and approve compensation paid to the Chief Executive Officer and other executive officers and directors;

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review and approve employment and similar agreements between Cision and its Chief Executive Officer and other executive officers; and

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administer Cision’s incentive compensation plans, including authority to make and modify awards under such plans.

Any award made pursuant to an individual subject to the requirements of Section 16 of the Exchange Act must be approved by a committee of two or more members of the board who are “nonemployee directors” as defined in Rule 16b-3(d)(1) under the Exchange Act.
Compensation Consultant
In 2018, the Compensation Committee engaged F.W. Cook as its independent executive compensation advisor to provide guidance on executive compensation and related governance matters. In choosing F.W. Cook, the Compensation Committee sought a credible leader in the executive compensation field with diversified industry experience and expertise working with companies like Cision that are actively engaged in mergers and acquisitions and are frequently faced with the challenge of harmonizing compensation plans and philosophies across recently acquired businesses. During 2018, F.W. Cook advised the Compensation Committee on the composition of the peer group of companies, provided a competitive review of executive compensation relative to our peer group of companies, provided an assessment of independent director compensation, conducted a risk assessment of our compensation programs, reviewed our share usage and dilution relative to our peer group of companies, and assisted with other executive compensation and governance matters that arose during the course of the year. While the Compensation Committee considers the recommendations of F.W. Cook, the Compensation Committee ultimately makes all decisions relating to executive officer compensation.
Code of Ethics
Cision has adopted a Code of Ethics that applies to all of its employees, officers and directors. This includes Cision’s principal executive officer, principal financial officer, and principal accounting officer or controller, or persons performing similar functions. The full text of Cision’s Code of Ethics is posted on its website at www.cision.com. Cision intends to disclose on its website any future amendments of the Code of Ethics or waivers that exempt any principal executive officer, principal financial officer, principal accounting officer or controller, persons performing similar functions, or Cision’s directors from provisions in the Code of Ethics.
Compensation Committee Interlocks and Insider Participation
None of the members of the compensation committee is currently, or has been at any time, one of Cision’s officers or employees. None of Cision’s executive officers currently serves, or has served during the last year, as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving as a member of the Board of Directors or compensation committee.
Communications with the Board of Directors
Interested parties wishing to communicate with the Board of Directors or with an individual member or members of the Board of Directors may do so by writing to the Board of Directors or to the particular member or members of the Board of Directors, and mailing the correspondence to Cision Ltd., Attn: Secretary, 130 E. Randolph St., Chicago, Illinois 60601. Each communication should set forth (i) the name and address of the shareholder, as it appears in our register, and if our ordinary shares are held by a nominee, the name and address of the beneficial owner of such shares, and (ii) the number of our ordinary shares that are owned of record by the record holder and beneficially by the beneficial owner.
Our Secretary, in consultation with appropriate members of the Board of Directors and management, as necessary, will review all incoming communications and, if appropriate, all such communications will be forwarded to the appropriate member or members of the Board of Directors, or if none is specified, to the Chair of the Board of Directors.
Director and Officer Indemnification and Limitation of Liability
We have entered into indemnification agreements with each of our executive officers and directors. The indemnification agreements provide the executive officers and directors with contractual rights to indemnification, expense advancement and reimbursement, to the fullest extent permitted by applicable law.
There is no pending litigation or proceeding naming any of our directors or officers to which indemnification is being sought, and we are not aware of any pending litigation that may result in claims for indemnification by any director or officer.

PROPOSAL NO. 2: RATIFICATION OF APPOINTMENT OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM
The Audit Committee has appointed PricewaterhouseCoopers LLP (“PwC”), an independent registered public accounting firm, to audit our consolidated financial statements for our fiscal year ending December 31, 2019. During the year ended December 31, 2018, PwC served as our independent registered public accounting firm.
Notwithstanding the appointment of PwC and even if our shareholders ratify the appointment, the Audit Committee, in its discretion, may appoint another independent registered public accounting firm at any time if the Audit Committee believes that such a change would be in the best interests of the Company and its shareholders. At the Annual Meeting, our shareholders are being asked to ratify the appointment of PwC as our independent registered public accounting firm for fiscal 2019. The Audit Committee is submitting the appointment of PwC to our shareholders because we value our shareholders’ views on our independent registered public accounting firm and as a matter of good corporate governance.
A representative of PwC will attend the Annual Meeting, will have the opportunity to make a statement if the representative desires to do so, and will be available to respond to appropriate questions from our shareholders.
The ratification of the appointment of PwC requires the affirmative vote of a majority of the votes cast at the meeting and entitled to vote on the proposal. Abstentions and broker non-votes will have no effect on the proposal.
Principal Accounting Fees and Services
The following table presents fees paid or accrued for the audit of the Company’s annual consolidated financial statements and all other professional services rendered by PwC for the years ended December 31, 2017 and 2018:
	Year Ended December 31,
	2017	2018
(in thousands)
Audit Fees(1)	$3,016	$3,722
Audit Related Fees(2)	2,186	2,594
Tax Fees(3)	1,701	657
All Other Fees	—	—
Total	$6,903	$6,973

(1)
Represents fees for professional services provided for the audit of the Company’s annual consolidated financial statements, reviews of the Company’s quarterly condensed consolidated financial statements, audit services provided in connection with other statutory or regulatory filings, and accounting, reporting, and disclosure matters.

(2)
Represents fees for assurance services related to the audit of the Company’s annual consolidated financial statements, including comfort letters, certain SEC filings, financial due diligence, and other agreed upon procedures and third party assurance engagements.

(3)
Represents fees related to tax return preparation, tax planning, and tax compliance support services.

Our Audit Committee adopted a new charter on June 29, 2017 in connection with the consummation of the Business Combination. All services provided by PwC subsequent to the Business Combination were pre-approved by the Audit Committee. The Audit Committee has considered whether the provision of the above-noted services is compatible with maintaining the independence of the independent registered public accounting firm and has determined, consistent with advice from PwC, that the provision of such services has not adversely affected PwC’s independence.

Pursuant to its charter, the Audit Committee is responsible for pre-approving all audit and permissible non-audit services provided to the Company by its independent registered public accounting firm, subject to any exceptions in the Exchange Act. The Audit Committee may delegate to one or more of its members the authority to grant such pre-approvals, provided that any decisions of such member or members to grant pre-approvals must be presented to the full Audit Committee at its next scheduled meeting.
The Board of Directors recommends a vote FOR the ratification of the appointment of PricewaterhouseCoopers LLP.

REPORT OF THE AUDIT COMMITTEE
The Audit Committee operates under a written charter approved by the Board of Directors, which is available on our website at www.cision.com. The composition of the Audit Committee, the attributes of its members and the responsibilities of the Audit Committee, as reflected in its charter, are intended to be in accordance with applicable requirements for corporate audit committees. The Audit Committee reviews and assesses the adequacy of its charter and the Audit Committee’s performance on an annual basis.
With respect to the Company’s financial reporting process, the management of the Company is responsible for (1) establishing and maintaining internal controls and (2) preparing the Company’s consolidated financial statements. Our independent registered public accounting firm, PricewaterhouseCoopers LLP, is responsible for auditing these financial statements. It is the responsibility of the Audit Committee to oversee these activities. It is not the responsibility of the Audit Committee to prepare our financial statements. These are the fundamental responsibilities of management. In the performance of its oversight function, the Audit Committee has:
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reviewed and discussed the audited financial statements with management and PricewaterhouseCoopers LLP;

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discussed with PricewaterhouseCoopers LLP the matters required to be discussed by the statement on Auditing Standards No. 1301, “Communications with Audit Committees” issued by the Public Company Accounting Oversight Board; and

•
received the written disclosures and the letter from PricewaterhouseCoopers LLP required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the audit committee concerning independence, and has discussed with PricewaterhouseCoopers LLP its independence.

Based on the Audit Committee’s review and discussions with management and PricewaterhouseCoopers LLP, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Annual Report on Form 10-K for the fiscal year ended December 31, 2018 for filing with SEC.
Respectfully submitted by the members of the Audit Committee of the Board of Directors:
Stuart J. Yarbrough (Chair)
Mark D. Ein
L. Dyson Dryden
This report of the Audit Committee is required by the SEC and, in accordance with the rules and regulations of the SEC, will not be deemed to be part of, or incorporated by reference by any general statement incorporating by reference to, this Proxy Statement into any filing under the Securities Act, or under the Exchange Act, except to the extent that we specifically incorporate this information by reference, and will not otherwise be deemed “soliciting material” or “filed” under either the Securities Act or the Exchange Act.

EXECUTIVE OFFICERS
Below is a list of names, ages as of August 2, 2019 and a brief overview of the business experience of our executive officers:
Name	Age	Position
Kevin Akeroyd	51	President, Chief Executive Officer and Director
Jack Pearlstein	55	Executive Vice President and Chief Financial Officer
Susan Steele	61	Chief Human Resources Officer
Yujie Chen	49	President, Asia-Pacific
Robert Coppola	49	Chief Information Officer
Erik Huddleston	43	President, Americas
Rainer Mathes	65	President, Cision Insights
Peter Low	57	Managing Director, EMEA
Greg Spratto	47	Chief Operating Officer
Steve Solomon	55	Chief Accounting Officer and Secretary
Kevin Akeroyd.   See “Board of Directors and Corporate Governance — Nominees for Director — Kevin Akeroyd” for Mr. Akeroyd’s biography.
Jack Pearlstein.   Mr. Pearlstein has served as our Chief Financial Officer since June 2014. Previously, from June 2009 to November 2013, he was Chief Financial Officer of Six3 Systems, Inc., a leading provider of software development, sensor development and signal processing services to the U.S. intelligence community. As a Chief Financial Officer, Mr. Pearlstein has led three different companies through their initial public offerings: AppNet from May 1999 to September 2000, DigitalNet from September 2001 to November 2004 and Solera from April 2006 to March 2009. Mr. Pearlstein is a CPA and received his Bachelor of Science in accounting from New York University. He also holds an MBA in finance from The George Washington University.
Susan Steele.   Ms. Steele has served as our Chief Human Resources Officer since April 2019. Ms. Steele previously worked at IBM, where she was the HR Reinvention Lead for Global Talent and Transformation from 2015 to 2019. Ms. Steele has previously held human resources leadership roles at WPP, Deloitte and Linklaters. Ms. Steele holds a BA degree from Carnegie Mellon University.
Yujie Chen.   Mr. Chen has served as our Asia Pacific President since June 2016. Mr. Chen joined PR Newswire in November 2003 and was promoted from Managing Director (China) to head PR Newswire’s business for the entire Asia-Pacific region in June 2013. Prior to PR Newswire, Mr. Chen worked in a number of media and publishing industry roles, including with CNBC Asia from June 2003 to November 2003, Deluxe Global Media from September 2001 to June 2003 and Beijing Television from February 1996 to August 1999. Chen holds an MBA degree from the Anderson School of Management at UCLA.
Robert Coppola.   Mr. Coppola has served as our Chief Information Officer since July 2016. Mr. Coppola spent four years from June 2011 to September 2015 with McGraw-Hill Financial as the Chief Information and Technology Officer for S&P Capital IQ and S&P Dow Jones Indices, a leading provider of ratings, benchmarking and analytics in the global capital and commodity markets. There, he was responsible for driving the overarching technology strategy, architecture and development in addition to evolving multiple silo-based teams into one global operating team. He has also held leadership positions with Thomson Reuters from November 2003 to June 2011 and Bloomberg LP from September 1992 to November 2003. Mr. Coppola holds a Bachelor’s in Economics from Rutgers University.
Erik Huddleston.   Mr. Huddleston joined Cision in January 2019 in connection with the TrendKite acquisition and has served as our President, Americas since February 2019. Mr. Huddleston has over 20 years of experience in digital, social, PR, SaaS, and analytics. Previously, Mr. Huddleston served as CEO of TrendKite from April 2014 until January 2019. Mr. Huddleston held prior executive leadership positions at Sprinklr, Dachis Group, Inovis, and BetweenMarkets. Mr. Huddleston holds a degree from the Plan II Honors Program at the University of Texas.

Rainer Mathes.   Dr. Mathes has served as President of Cision Insights since January 2018. Cision Insights is dedicated to evaluating companywide campaign effectiveness through customized intelligence, reporting and industry expertise. Dr. Mathes founded PRIME Research in 1988 while holding research positions at the Institute of Media Studies at the University of Mainz and later at the Research Center for Surveys and Methodology in Mannheim. Dr. Mathes developed Prime into a global research organization with locations in Europe, the United States and Asia. Dr. Mathes was educated at the University of Mainz where he first finished his M.A. in Political Science, Communication Science and Linguistics in 1980 before achieving his Ph. D. in Political Science in 1986 and receiving the ‘Johannes Gutenberg Award’ in the same year.
Peter Low.   Mr. Low has served as our EMEA President since February 2019. He co-founded the Precise Media Group (“Precise”) in April 2005 and was CEO of that company until June 2014. Precise provided media monitoring and evaluation services to companies in the UK and across Europe. The company was sold in June 2014 and from June 2014 until January 2017, Mr. Low held the position of Chief Strategic Officer at one of the operating divisions within WPP. Mr. Low qualified as a Chartered Accountant at PwC and holds a law degree from the London School of Economics.
Greg Spratto.   Mr. Spratto has served as our Chief Operating Officer since August 2018. Mr. Spratto has nearly 20 years of operations experience, including organization leadership, M&A integration, supply chain, customer service and back office automation and reporting. Prior to joining the Company, Mr. Spratto served in numerous professional capacities, and most recently as Vice President, Operations, of Autodesk, Inc., a design software and digital content company. Mr. Spratto joined Autodesk in 1998. Mr. Spratto received a Bachelor of Arts degree from Indiana University.
Steve Solomon.   Mr. Solomon has served as our Chief Accounting Officer since June 2014. From June 2009 to June 2014, he was Corporate Controller of Six3 Systems, Inc., a leading provider of software development, sensor development and signal processing services to the US intelligence community. As a Corporate Controller, Mr. Solomon was at DigitalNet from October 2001 to January 2005 and helped the Company through their initial public offering. Mr. Solomon is a CPA and received his Bachelor of Science in accounting from the University of Maryland.

PROPOSAL NO. 3: ADVISORY VOTE TO APPROVE
NAMED EXECUTIVE OFFICER COMPENSATION
We are seeking an advisory (non-binding) vote from our shareholders to approve the compensation of our named executive officers (our “NEOs”) for fiscal 2018 as disclosed in this proxy statement. For fiscal 2018, a meaningful portion of our NEOs’ pay opportunity was variable (delivered through the combination of short-term and long-term incentive awards) where the value was linked to equity value and our achievement of performance targets. As a result, in fiscal 2018, Mr. Akeroyd received $3,476,875, Mr. Pearlstein received $3,273,505, Mr. Edelboim received $1,415,248, Dr. Mathes received $1,523,867 and Mr. Smith received $1,139,877.
In deciding how to vote on this proposal, we urge our shareholders to read the “Compensation Discussion and Analysis” section of this proxy statement, which describes in more detail our compensation objectives and elements of our executive compensation program, as well as the Summary Compensation Table and other related compensation tables and narrative, which provide detailed information on the compensation of our NEOs.
We are asking shareholders to approve, on an advisory basis, the compensation of our NEOs for fiscal 2018 as disclosed in the Compensation Discussion and Analysis, the Summary Compensation Table and related compensation tables, and the notes and narrative discussion following the compensation tables in this proxy statement. This vote is not intended to address any specific item of compensation, but rather the overall compensation program for our NEOs as described in this proxy statement.
Although this vote is non-binding, the Board and the Compensation Committee value the opinions of our shareholders and will consider the outcome of the vote when making future decisions concerning executive compensation. Furthermore, shareholders are welcome to bring any specific concerns regarding executive compensation to the attention of the Board or the Compensation Committee at any time throughout the year. Please refer to “Board of Directors and Corporate Governance — Communications with the Board” in this proxy statement for information about communicating with the Board.
The Board of Directors recommends a vote FOR the approval, on an advisory basis, of Cision’s Named Executive Officer Compensation for fiscal 2018.

PROPOSAL NO. 4: ADVISORY VOTE ON FREQUENCY OF ADVISORY VOTE ON NAMED EXECUTIVE OFFICER COMPENSATION
The SEC rules also enable our shareholders to indicate how frequently we should seek an advisory vote on the compensation of our named executive officers. By voting on this Proposal No. 4, shareholders may indicate whether they would prefer an advisory vote on NEO compensation once every 1 year, 2 years or 3 years (or you may abstain).
The Board recommends a vote for “1 year” as the frequency of the advisory vote to approve NEO compensation. The Board has determined that holding an advisory vote to approve NEO compensation every year is the best approach for Cision based on a number of considerations. These considerations include that this frequency aligns with the interests of shareholders, provides more consistent and direct communication and reflects sound corporate governance principles.
Although the advisory vote is non-binding, the Board will review the results of the vote and take them into account in making a determination concerning the frequency of advisory votes on NEO compensation. Shareholders who have concerns about executive compensation during the interval between advisory votes on NEO compensation are welcome to bring their specific concerns to the attention of the Board. Please refer to “Board of Directors and Corporate Governance — Communications with the Board” in this proxy statement for information about communicating with the Board.
The Board of Directors recommends a vote of  “1 YEAR” for the frequency of future advisory votes on the compensation of Cision’s named executive officers.

EXECUTIVE COMPENSATION
The following section provides compensation information pursuant to the rules of the SEC and may contain statements regarding future individual and company performance targets and goals. These targets and goals are disclosed in the limited context of our executive compensation program and should not be understood to be statements of management’s expectations or estimates of results or other guidance. We specifically caution investors not to apply these statements to other contexts.
Compensation Discussion and Analysis
This Compensation Discussion and Analysis reviews our business performance for the year ended December 31, 2018 and the annual compensation of our Named Executive Officers based on their level of achievement against the business performance targets determined by the Compensation Committee of the Board of Directors. It also provides an overview and analysis of our compensation programs and policies, material compensation decisions made during the year under those programs and policies, and the material factors considered in making those decisions. Our compensation programs are objective and performance-based, and we have adopted practices that we believe discourage excessive risk taking by management that could potentially harm shareholders. Our executive officers have a compensation program that includes a competitive base salary, an annual cash incentive tied to pre-established financial goals, and long-term equity incentives tied in part to pre-established financial goals that are collectively aimed to motivate and retain executives while driving the long-term performance of Cision.
During the year ended December 31, 2018, our NEOs were:
•
Kevin Akeroyd, our Chief Executive Officer

•
Jack Pearlstein, our Chief Financial Officer

•
Jason Edelboim, our former President, Americas

•
Dr. Rainer Mathes, our President, Insights

•
Abe Smith, our former President, EMEA

During January 2019, Mr. Edelboim’s employment as President, Americas and Mr. Smith’s employment as President, EMEA, concluded. Messrs. Akeroyd, Pearlstein and Mathes are sometimes referred to in this Compensation Discussion and Analysis as the “Continuing Named Executive Officers.”
Executive Summary
We had a strong year in 2018, during which we achieved significant financial, operational and strategic results. We completed the integration of CEDROM-SNi, which we acquired in December 2017, and the integration of Prime Research, Inc., which we acquired in January 2018. We believe the integration of these two acquisitions strengthens our software and services offering, extends our geographical presence and benefits our customers. During the year ended December 31, 2018, we achieved the following financial results (in millions of dollars):
	2018	2017	% Change
Revenue	$730.4	$631.6	15.6%
Adjusted EBITDA	$255.2	$225.5	13.2%
Attribution Bookings (Annualized Contract Value)	$1.6	$0.1	1,500%
On a pro forma basis, after adjusting for acquisitions and the impact of fluctuations in exchange rates, our 2018 revenues increased approximately 2.0%. On a pro forma basis, after adjusting for acquisitions and the impact of fluctuations in exchange rates, our 2018 Adjusted EBITDA increased 13.2%. Adjusted EBITDA is a non-GAAP measure. For more information on our use of Adjusted EBITDA and other non-GAAP measures, see the discussion under the heading “Management’s Discussion and Analysis of Financial Condition and Results of Operations — Non-GAAP Financial Measures” contained in Item 7 of the Original Filing. Attribution bookings refers to the revenue associated with attribution contracts we obtain in a particular year. In 2018, we secured attribution contracts with an annualized contract value of $1.6 million.

We made continuing strides towards our strategic initiatives focusing on technology and products, our customers, and our people, which will help us continue to deliver against our financial goals in the long term. There is solid momentum in the business exiting 2018. We are confident that we are well-positioned to sustain this level of growth over the coming years as we look to advance our financial, operational and strategic goals.
Our Compensation Philosophy and Our 2018 Executive Compensation Program
Our compensation policies and philosophies are designed to align executive compensation with our business objectives and the creation of shareholder value, while also enabling us to attract, motivate and retain individuals who contribute to our long-term success. We believe our executive compensation program must be competitive in order to attract and retain executive officers. We seek to implement compensation policies and philosophies that directly link our executive officers’ variable cash compensation to company performance objectives, and by providing long-term incentive compensation in the form of time-based equity awards.
Our executive compensation program for 2018 was geared towards driving long-term, sustainable business performance. We believe our executive compensation program should:
•
be consistent with both our short-term financial goals and our long-term business objectives and strategy;

•
drive accountability and transparency and align executive compensation with shareholder interests;

•
be designed to attract, retain and motivate top talent;

•
apply consistently to executives around the globe, with appropriate adjustments for local financial goals, business objectives and strategy;

•
provide long-term incentives that align executive and shareholder interests and promote shareholder return;

•
promote a pay-for-performance culture that is incentivized to achieve business performance that will sustain growth across Cision; and

•
ensure that our incentive plans do not encourage undue risk taking while also avoiding undue complexity.

With these guiding principles, we operationalized the executive compensation program for 2018 as follows:
•
the program reasonably balances fixed versus variable pay and short-term versus long-term incentives;

•
all incentive awards have specific, financial-based metrics that directly support our near-term and long-term business objectives;

•
the performance metrics used for 2018 annual non-equity incentive awards consisted of Revenue, Adjusted EBITDA, and Attribution Bookings;

•
the metrics used for 2018 performance-based equity incentive awards consisted of Revenue and Adjusted EBITDA, and such awards were granted in the form of performance-based options and restricted stock units;

•
long-term equity incentives were granted in the form of options and restricted stock units (“RSUs”) with time-based vesting;

•
all performance-based incentive awards are subject to (a) threshold levels of performance below which no incentives are paid and (b) performance caps above which no additional incentives are paid; and

•
benefits are provided as part of a competitive and cost-effective overall remuneration package.

How Compensation Decisions Are Made
The Compensation Committee makes individual compensation determinations for executive officers based on a number of factors, including the nature and scope of each executive officer’s duties, individual experience and performance, internal pay positioning, and the pay levels for executive officers in similar positions within our peer group of companies.
The Compensation Committee also considers the individual elements of compensation for each executive officer against the peer group described below, which consists of fourteen CRM, marketing software, and information services and data companies. Our peer group was developed in coordination with our compensation consultant. For 2018, our peer group consisted of the following companies:
• Acxiom • Blackbaud • CoStar Group • Dun & Bradstreet • Ebix • Factset Research • Fair Issac	• Five 9 • Gartner • NIC • Paylocity • Progress Software • Web.com Group • Zendesk
Our Compensation Committee decided to include companies in our peer group based on one or more of the following factors:
•
The company closely matches Cision’s product mix, size and specific industries.

•
The company is one against which analysts and shareholders compare our financial performance.

•
The company is one against which we compete to recruit new talent and retain our existing talent across our business lines.

During the year, the Compensation Committee had numerous discussions about the appropriate peer group of companies for Cision due to our increasingly global and diverse business. The Compensation Committee reviewed the peer group of companies relative to key competitors, industry and size factors, such as revenue, EBITDA, enterprise value, and market capitalization, and noted certain outliers in the peer group of companies when compared to Cision’s enterprise value. The Compensation Committee believes this peer group of companies appropriately reflects the companies against which our financial performance should be measured and with which the Company competes for executive talent, as it includes firms that (i) provide broad industry information and analytics; (ii) provide software, managed services and professional services; and (iii) have a median enterprise value of  $3.8 billion, positioning Cision at the 47th percentile of the peer group of companies with an enterprise value of  $2.9 billion as of April 20, 2018 (the measurement date used in the consultant’s report to the Compensation Committee).
Role of Management
At the Compensation Committee’s request, our management provides the Compensation Committee with information, analyses, and specific recommendations regarding our executive compensation program and policies and assists the Compensation Committee in carrying out its responsibilities. Management also meets regularly with the Compensation Committee to provide the committee with updates. While the Compensation Committee considers the recommendations of the Chief Executive Officer regarding executive officer compensation levels (other than with respect to his own compensation), the Compensation Committee ultimately makes all decisions relating to executive officer compensation.
Role of the Compensation Committee
The Compensation Committee, which is currently composed of three independent directors, is responsible for the compensation of the executive officers. This means that the Compensation Committee sets base salaries and short-term and long-term incentive targets and approves the individual compensation elements for each executive officer.

In consultation with Frederic W. Cook, the Compensation Committee’s independent compensation consultant (“F.W. Cook”), and Company management, the Compensation Committee actively oversees the design process of our incentive compensation programs and provides the final approval of incentive programs and quantitative performance metrics. The Compensation Committee establishes target compensation and performance goals for the executive officers and determines annual incentive payments for the prior year, based upon a review of the performance achieved. As the Compensation Committee makes its decisions, it considers financial results in the most recent year, analysis against the compensation peer group of companies, feedback from shareholders, and input from F.W. Cook. The Compensation Committee reviews and approves compensation with a view to supporting our long-term plans, achieving superior annual and long-term financial results and making continued progress on our long-term strategic objectives.
Role of Independent Compensation Consultant
In 2018, the Compensation Committee engaged F.W. Cook as its independent executive compensation advisor to provide guidance on executive compensation and related governance matters. In choosing F.W. Cook, the Compensation Committee sought a credible leader in the executive compensation field with diversified industry experience and expertise working with companies like Cision that are actively engaged in mergers and acquisitions and are frequently faced with the challenge of harmonizing compensation plans and philosophies across recently acquired businesses. During 2018, F.W. Cook advised the Compensation Committee on the composition of the peer group of companies, provided a competitive review of executive compensation relative to our peer group of companies, provided an assessment of independent director compensation, conducted a risk assessment of our compensation programs, reviewed our share usage and dilution relative to our peer group of companies, and assisted with other executive compensation and governance matters that arose during the course of the year. While the Compensation Committee considers the recommendations of F.W. Cook, the Compensation Committee ultimately makes all decisions relating to executive officer compensation.
Compensation and Risk
The Compensation Committee considered the balance between appropriately motivating executives and employees and ensuring that our compensation program does not encourage excessive risk-taking. The Compensation Committee, with the assistance of F.W. Cook, annually reviews and assesses the risks arising from our compensation policies and practices. The Compensation Committee believes that the balance between our cash and equity incentives, selection of performance measures, and other governance practices, such as our anti-hedging/pledging policy, incentive compensation recoupment policy, and sound internal controls over financial reporting to ensure that performance-based compensation is earned on the basis of accurate financial data, all help ensure that our compensation plans and practices do not create risks that are reasonably likely to have a material adverse effect on Cision.
Accounting and Tax Treatment
The Compensation Committee considers the anticipated accounting and tax treatment to Cision and to the executive officers as part of its decision-making process. From an accounting perspective, the Compensation Committee’s preference is that there are no significant negative accounting implications due to the design of the compensation program. Our compensation programs are designed with Sections 409A and 457A of the U.S. Internal Revenue Code in mind, with the intent to avoid adverse tax consequences for our executive officers.

Components of Compensation
In 2018, the compensation for each of our NEOs consisted of the following elements:
Pay Element	Pay Philosophy	Components	Performance Element
Base Salary	Competitive level of fixed pay to recognize individual’s role, expertise, experience, and responsibilities; base salary level takes account of the individual contribution and performance against our strategy	Cash-base salary is paid in installments during the year	Evaluated annually Individual performance considered when assessing individual pay level To ensure pay equity, we regularly assess pay against role, scope and responsibilities
Annual Cash Incentive for the Chief Executive Officer and the Chief Financial Officer	Annual incentive target aimed to motivate and reward the achievement of specific annual objectives linked to our strategy and financial goals; it provides annual recognition of superior operational and financial performance
Cash payout opportunity of 0% percent to 150% percent of target
Performance above the minimum threshold results in a bonus payout equivalent to a percentage of target, but no bonus is payable for performance that does not meet the minimum threshold
Targets are adjusted for foreign exchange fluctuations, acquisitions and divestitures

Revenue (30% weighting); Revenue target of  $744 million; 50% payout at $729 million up to 150% payout at $769 million
EBITDA Margin (25% weighting); EBITDA Margin target of 35.2%; 50% payout at 34.0%; payout capped at 100%
EBITDA (25% weighting); EBITDA target of  $262 million; 50% payout at $253 million up to 150% payout at $271 million
Attribution Bookings (20% weighting); Attribution Bookings target of  $2.8 million in annual contract value; payout capped at 100%

Annual Cash Incentive for the President, Americas, President EMEA, and President, Insights	Annual incentive target aimed to motivate and reward the achievement of specific annual objectives linked to our strategy and financial goals; it provides annual recognition of superior operational and financial performance
Cash payout opportunity of 0% percent to 110% percent of target
Performance above the minimum threshold results in a bonus payout equivalent to a percentage of target, but no bonus is payable for performance that
Revenue 45% weighting, with Corporate weighted 5% and applicable region or sub-service weighted 40%; Corporate Revenue target of $744 million; Americas Revenue Target of $463 million; EMEA Revenue Target of $181 million; Insights Revenue Target of

Pay Element	Pay Philosophy	Components	Performance Element
does not meet the minimum threshold Targets are adjusted for foreign exchange fluctuations, acquisitions and divestitures
$120 million; payouts between 0% and 110%.
Corporate EBITDA weighted 5%; target of $262 million; President, Americas and President, EMEA: applicable region EBITDA weighted 40%; Americas EBITDA target of $169 million; EMEA EBITDA target of $47 million; President, Insights: Insights Estimated EBITDA target of  $41 million; payouts between 0% and 110%.
Management discretionary component 10% weighting

Time-Based Equity Incentive	Long-term incentive target aimed to support long-term strategy and alignment with shareholders by tying a significant portion of total pay to long-term financial and share price performance	Grants are made in the form of 75% options and 25% restricted stock units	4-year vesting, 25% on each of the first four anniversaries of the grant date
Performance-Based Equity Incentive	Short-term incentive target aimed to support achievement of near-term financial goals and objectives and alignment with shareholders by tying a significant portion of total pay to near-term Company financial and share price performance	Performance-based grants in the form of 75% options and 25% restricted stock units Targets are adjusted for foreign exchange fluctuations, acquisitions and divestitures	Performance vesting is 50% for achievement of revenue target and 50% for achievement of EBITDA target; Revenue target of $734 million and EBITDA target of $256 million
Benefits	Provided as part of a competitive and cost-effective overall remuneration package	Medical insurance Life insurance 401(k) plan (or other type of pension scheme) and matching contributions	The cost of providing such benefits may vary from year to year, reflecting the cost to the business

Base Salary
The Named Executive Officers receive a base salary to compensate them for services rendered to our company. The base salary payable to each Named Executive Officer is intended to provide a fixed component of compensation reflecting the executive’s skill set, experience, position and responsibilities.
Based on their review and analysis of base salaries of CEOs and CFOs in Cision’s peer group, our compensation consultant determined that Mr. Akeroyd’s and Mr. Pearlstein’s salaries were not market competitive. In consultation with the compensation consultant, the Compensation Committee increased Mr. Akeroyd’s base salary from $450,000 to $625,000 and increased Mr. Pearlstein’s base salary from $350,000 to $400,000. Pursuant to their review of the compensation consultant’s peer analysis of executives that report directly to the Chief Executive Officer, the individual executive’s skill set, experience, position and responsibilities, the Compensation Committee increased Mr. Edelboim’s base salary from $315,000 to $365,000. Dr. Mathes and Mr. Smith did not receive base salary increases during 2018.
Annual Cash Incentive Bonuses
Pursuant to the terms of their employment agreements, our Named Executive Officers are eligible to receive cash bonuses based on their performance and the performance of Cision and its subsidiaries. The board sets performance targets at the beginning of each fiscal year and communicates these targets to our Named Executive Officers. Each Named Executive Officer’s performance bonus for the year ended December 31, 2018 was determined based on the achievement of corporate revenue goals, corporate EBITDA goals, and corporate Attribution Bookings, or the achievement of corporate revenue goals, corporate EBITDA goals, business/regional revenue goals, and business/regional EBITDA goals, in each case as detailed above. We refer to metrics that are based on Cision’s overall business as “corporate” and metrics that are based on a specific geographic region or sub-service as “regional” or “sub-service,” respectively. Our annual cash incentive bonuses are aimed to motivate and reward the achievement of specific annual objectives linked to our strategy and financial goals and provide annual recognition of superior operational and financial performance.
Pursuant to their review of the compensation consultant’s peer analysis of our NEOs, the individual executive’s skill set, experience, position and responsibilities, the Compensation Committee determined that Mr. Akeroyd’s cash incentive target should be equal to 100% of his base salary, and Messrs. Pearlstein’s, Edelboim’s, Mathes’ and Smith’s cash incentive target should each be equal to 50% of such individual’s base salary.
Time-Based Equity Awards
The Named Executive Officers are granted time-based equity awards that are intended to provide a long-term incentive target aimed to support our long-term strategy and ensure alignment with shareholders by tying a significant portion of total pay to long-term Company financial goals and share price performance. Time-based equity awards were granted in the form of 75% options and 25% restricted stock units. Time-based equity awards vest over 4 years, in equal annual instalments of 25% on each of the first four anniversaries of the grant date.
Pursuant to their review of the compensation consultant’s peer analysis of our NEOs, the individual executive’s skill set, experience, position and responsibilities, the Compensation Committee made the following grants of time-based equity awards:
NEO	Options(1)	Restricted Stock Units
Akeroyd	108,750	36,250
Pearlstein	114,375	38,125
Edelboim	33,750	11,250
Smith	20,625	6,875
Mathes	39,375	13,125

(1)
All options were granted with a strike price of  $15.07 per share.

Performance-Based Equity Awards
The Named Executive Officers are granted performance-based equity awards that are intended to provide a short-term incentive target aimed at supporting achievement of near-term financial goals and objectives and alignment with shareholders by tying a significant portion of total pay to near-term Company financial and share price performance. Performance-based equity awards were granted in the form of 75% options and 25% restricted stock units. Performance-based equity awards vest 50% for achievement of the revenue target and 50% for the achievement of the EBITDA target. The 2018 targets established by the Compensation Committee were $734 million for Revenue and $256 million for EBITDA.
Pursuant to their review of the compensation consultant’s peer analysis of our NEOs, the individual executive’s skill set, experience, position and responsibilities, the Compensation Committee made the following grants of performance-based equity awards:
NEO	Options(1)	Restricted Stock Units
Akeroyd	108,750	36,250
Pearlstein	114,375	38,125
Edelboim	33,750	11,250
Smith	20,625	6,875
Mathes	39,375	13,125

(1)
All options were granted with a strike price of  $15.07 per share.

Benefits and Perquisites
We provide our NEOs with life and medical insurance, and other benefits generally available to all employees. We maintain a tax-qualified defined contribution plan meeting the requirements of Section 401(k) of the Internal Revenue Code, commonly called a 401(k) plan, for substantially all of our U.S. employees through Fidelity. The 401(k) plan is available on the same terms to all of our U.S. employees, including the Named Executive Officers. Each participant can elect to contribute from 0% to 100% of his or her base salary to the 401(k) plan, subject to Internal Revenue Service and ERISA limitations. We also make matching 401(k) contributions up to a specified portion of each employee’s salary. The deferred amount is invested in accordance with the election of the participant in a variety of investment choices. Cision sponsors retirement schemes for all international employees that vary based upon their country of employment.
We believe that perquisites should be kept to a minimum. Of our NEOs, only Dr. Mathes and Mr.  Smith received perquisites exceeding $10,000.
Post-Termination Benefits
Our NEOs are generally entitled to severance and certain post-termination benefits pursuant to their employment contracts with us.
Target Setting Process
The performance measures we currently use in our cash incentive and equity incentive plans are all financial. Our performance management process, which we use throughout Cision, assesses executive officers against both financial and non-financial objectives. The executive officers’ performance against their individual objectives ultimately supports our financial performance, so we believe it is appropriate that financial measures remain the key incentive plan measures. These seek to ensure that the executive officers deliver the underlying financial performance of the business, whilst clearly aligning with the interests of shareholders. For all elements of our incentive programs, we take a number of factors into account when setting targets, including both internal and external expectations. These include analyst earnings estimates, competitors’ earnings estimates, wider economic expectations, the latest internal projections for the current year, the budget, and the strategic plan. Prior to finalizing the targets, the Compensation Committee undertakes a rigorous exercise at multiple meetings over the course of the year to review and consider the targets to ensure that they are appropriate in the context of expected performance and are a sufficient stretch in our performance based on the factors taken into account. Targets are structured as a sliding scale, with maximum awards only payable for the achievement of significant levels of performance.
Report of the Compensation Committee
The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis included in this Proxy Statement with management and, based on that review and discussion, recommended to the Board that it be included in this Proxy Statement.
This report is submitted by the members of the Compensation Committee that served on the Compensation Committee during the year ended December 31, 2018, and that participated in the review, discussion and analysis with respect to the Compensation Discussion and Analysis included in this Proxy Statement.
Mark M. Anderson
Philip A. Canfield
Mark D. Ein
Executive Compensation Tables
Summary Compensation Table
The following table presents summary information regarding the total compensation for the years ended December 31, 2018, 2017 and 2016 for the Named Executive Officers.
Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)	Non equity Incentive Plan Compensation ($)	All Other Compensation ($)	Total ($)
Kevin Akeroyd, Chief Executive Officer	2018	$537,500	—	$2,504,631	$416,875	$17,869(2)	$3,476,875
	2017	$475,000	—	—	$311,838	$9,628	$796,460
	2016	$197,954(3)	$370,000(4)	$3,478,790(5)	$98,959	—	$4,145,703
Jack Pearlstein, Chief Financial Officer	2018	$370,833	—	$2,634,181	$266,800	$1,690	$3,273,505
Jason Edelboim, President, Americas	2018	$365,000	—	$777,299	—	$10,449(6)	$1,415,248
	2017	$315,000	$680,912	$528,449	$103,477	$5,861	$1,633,699
Dr. Rainer Mathes, President, Insights	2018	$375,987	—	$906,849	$165,631	$75,400(7)	$1,523,867
Abe Smith, President, EMEA	2018	$350,000	—	$475,016	$125,000	$180,161(8)	$1,139,877

(1)
Represents the grant date fair value of such awards as determined in accordance with ASC Topic 718. For a discussion of the assumptions underlying these amounts, see Note 7 to our audited financial statements for the year ended December 31, 2018 included in the Original Filing.

(2)
Includes $9,188 in matching 401(k) contributions and $690 in group term life insurance contributions.

(3)
Represents salary from August 1, 2016, Mr. Akeroyd’s start date, to December 31, 2016.

(4)
Represents a one-time cash signing bonus paid to Mr. Akeroyd.

(5)
Consists of  (i) 3,091,679 Class C Units with a grant date fair market value of  $3,108,790 and (ii) 3,700 Class A Units with a grant date fair market value of  $370,000 included as part of Mr. Akeroyd’s signing bonus.

(6)
Includes $1,217 in matching 401(k) contributions and $300 in group term life insurance contributions.

(7)
Consists of  $4,538 in matching 401(k) contributions, $9,850 paid for private healthcare coverage and $61,012 in payments for employer-provided automobile.

(8)
Consists of  $9,250 in matching 401(k) contributions, $450 in life insurance contributions, $12,543 paid for private healthcare coverage, $13,390 for personal travel expenses, $14,188 in tax equalization payments and $130,3401 for tuition and education expense reimbursement for Mr. Smith’s children (including additional tax equalization payments of approximately $40,340).

Grants of Plan-Based Awards
Annual Cash Incentive Payments
The following table sets forth the potential annual cash incentive payments to our Named Executive Officers for the year ended December 31, 2018. The actual amounts paid to such officers are set forth above in the “Non equity Incentive Plan Compensation” column of the Summary Compensation Table.
	Estimated Possible Payouts
NEO	Threshold	Target	Maximum
Kevin Akeroyd	$312,500	$625,000	$796,875
Jack Pearlstein	$200,000	$400,000	$510,000
Abe Smith	—	$250,000	$275,000
Jason Edelboim	—	$182,500	$200,750
Dr. Rainer Mathes	$93,051(1)	$186,102	$204,712

(1)
Our employee arrangements with Dr. Mathes provided that he was entitled to a minimum bonus of 50% of his target for the fiscal year ended December 31, 2018.

Time-Based Equity Awards
The following time-based equity awards were granted to our Named Executive Officers under the 2017 Omnibus Incentive Plan during the fiscal year ended December 31, 2018.
NEO	Grant Date	All other stock awards: Number of shares of stock or units (#)	All other option awards: Number of securities underlying options (#)	Exercise or base price of option awards ($/Sh)	Grant date fair value of stock and option awards ($)(1)
Kevin Akeroyd	7/30/2018		108,750	$15.07	$706,028
	7/30/2018	36,250			$546,288
Jack Pearlstein	7/30/2018		114,375	$15.07	$742,547
	7/30/2018	38,125			$574,544
Abe Smith	7/30/2018		20,625	$15.07	$133,902
	7/30/2018	6,875			$103,606
Jason Edelboim	7/30/2018		33,750	$15.07	$219,112
	7/30/2018	11,250			$169,538
Rainer Mathes	7/30/2018		39,375	$15.07	$255,631
	7/30/2018	13,125			$197,794

(1)
The fair value of RSUs granted on July 30, 2018 was $15.07, the closing market price of our ordinary shares on such date. The fair value of options granted on July 30, 2018 was $6.49 per option.

Performance-Based Equity Awards
The following performance-based equity awards were granted to our NEOs under the 2017 Omnibus Incentive Plan during the fiscal year ended December 31, 2018. Because our 2018 EBITDA and Revenue failed to satisfy the applicable vesting criteria, all of the performance-vesting awards described below were forfeited for no consideration.
NEO	Grant Date	All other stock awards: Number of shares of stock or units (#)	All other option awards: Number of securities underlying options (#)	Exercise or base price of option awards ($/Sh)	Grant date fair value of stock and option awards ($)(1)
Kevin Akeroyd	7/30/2018		108,750	$15.07	$706,028
	7/30/2018	36,250			$546,288
Jack Pearlstein	7/30/2018		114,375	$15.07	$742,547
	7/30/2018	38,125			$574,544
Abe Smith	7/30/2018		20,625	$15.07	$133,902
	7/30/2018	6,875			$103,606
Jason Edelboim	7/30/2018		33,750	$15.07	$219,112
	7/30/2018	11,250			$169,538
Rainer Mathes	7/30/2018		39,375	$15.07	$255,631
	7/30/2018	13,125			$197,794

(1)
The fair value of RSUs granted on July 30, 2018 was $15.07, the closing market price of our ordinary shares on such date. The fair value of options granted on July 30, 2018 was $6.49 per option.

Outstanding Equity Awards At Fiscal Year End — Interests in Cision Owner
The following table summarizes, for each of the NEOs, the number of Class C Units of Cision Owner held as of December 31, 2018.
NEO	# Shares or Units of Stock that have not vested (#)(1)	Market Value # Share or Units of Stock that have not vested ($)(2)
Kevin Akeroyd	1,159,380(3)	$2,510,648
Jack Pearlstein	—	—
Abe Smith	—	—
Jason Edelboim	112,500(4)	$90,935
Rainer Mathes	—	—

(1)
Represents unvested Class C Units of Cision Owner.

(2)
There is no established public trading market for the Class C Units of Cision Owner. The estimated value of the Class C Units at December 31, 2018 was $2.17 per unit for the Class C Units held by Mr.  Akeroyd (which have a participation threshold of  $3.09 per unit) and $0.81 per unit for Class C Units held by Mr. Edelboim (which have a participation threshold of  $4.25 per unit). These amounts are based on a valuation analysis of the Fair Market Value of such units excluding any minority share discount. These values may not reflect the value actually realized by the Named Executive Officers upon vesting.

(3)
Mr. Akeroyd’s Class C Units vest over a four-year period at quarterly intervals beginning on September 30, 2016.

(4)
Mr. Edelboim’s Class C Units vest over a four-year period at quarterly intervals beginning on June 30, 2017.

Outstanding Equity Awards At Fiscal Year End — Cision Ltd. Equity Awards
The following table summarizes, for each of the Named Executive Officers, the number of Cision Ltd. equity awards held as of December 31, 2018. The amounts shown below exclude performance-based options and restricted stock units which were forfeited on December 31, 2018 due to the failure of such awards to satisfy the applicable performance vesting criteria.
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested	Market Value of Shares or Units of Stock That Have Not Vested ($)
Kevin Akeroyd	—	108,750(1)	$15.07	7/29/2028	36,250(2)	$424,125(4)
Jack Pearlstein	—	114,375(1)	$15.07	7/29/2028	38,125(2)	$446,063(4)
Abe Smith	—	20,625(1)	$15.07	7/29/2028	6,875(2)	$80,438(4)
Jason Edelboim	20,625	61,875(3)	$12.78	9/22/2027	11,250(2)	$131,625(4)
		33,750(1)	$15.07	7/29/2028
Rainer Mathes	—	39,375(1)	$15.07	7/29/2028	13,125(2)	$153,563(4)

(1)
Options become exercisable in four equal annual installments beginning July 30, 2019.

(2)
Restricted stock units vest in four equal annual installments beginning July 30, 2019.

(3)
Remaining unexercisable options become exercisable in three equal annual installments beginning August 31, 2019.

(4)
Market value calculated using $11.70 per share, the closing share price of Cision, Ltd. common shares as of December 31, 2018.

Option Exercises and Stock Vested — Interests in Cision Owner
Name	Number of Shares Acquired on Vesting(1)	Value Realized on Vesting(2)
Kevin Akeroyd	772,970	$1,677,345
Jack Pearlstein	130,769	$283,769
Abe Smith	—	—
Jason Edelboim	56,250	$122,063
Rainer Mathes	—	—

(1)
Represents Class C Units of Cision Owner.

(2)
There is no established public trading market for the Class C Units of Cision Owner. The value of the Class C Units at December 31, 2018 was $2.17 per Class C Unit based on a valuation analysis of the Fair Market Value of such units excluding any minority share discount. These values may not reflect the value actually realized by the Named Executive Officers upon vesting.

Option Exercises and Stock Vested — Cision Ltd. Equity Awards
None of our NEOs exercised options or held restricted stock units which vested during the year ended December 31, 2018.

Employment Agreements
Each of our Continuing Named Executive Officers is a party to an employment agreement with us or one of our subsidiaries. Mr. Akeroyd’s employment agreement is between himself and Cision US Inc. (“Cision US”). Mr. Pearlstein’s employment agreement is between himself and Cision US. Dr. Mathes has entered agreements with both Cision US and Cision Germany GmbH (“Cision Germany”), as described below. The following summary sets forth the material terms of our Continuing Named Executive Officer’s existing employment agreements, as well as the contractual arrangements which govern our relationships with Messrs. Edelboim and Smith following their respective departures from Cision in 2019.
Kevin Akeroyd
The employment agreement with Kevin Akeroyd provides that Mr. Akeroyd will serve as the Chief Executive Officer of Cision US. The term of Mr. Akeroyd’s employment commenced on August 1, 2016 and will continue until (i) Mr. Akeroyd’s resignation, death or disability or (ii) Cision terminates his employment with or without Cause. On June 29, 2017, in connection with the consummation of the Business Combination, Cision US entered into an amended employment agreement with Mr. Akeroyd in order to remove Cision Owner as a party to Mr. Akeroyd’s employment agreement. The terms of Mr. Akeroyd’s employment were not substantially modified by such amendment. Mr. Akeroyd’s base salary was raised to $625,000 in August 2018 and is subject to annual increase as approved by the Board of Directors.
Subject to continued employment, Mr. Akeroyd will be eligible to receive an annual bonus in an amount up to 100% of his base salary, as determined by the Board of Directors based upon Mr. Akeroyd’s performance and the performance of Cision, Cision US and the other subsidiaries of Cision relative to financial, operating and other objectives mutually agreed upon by the Board of Directors and Mr. Akeroyd. In addition, Mr. Akeroyd is entitled to such other benefits as are approved by the Board of Directors and made generally available to all senior management of Cision and Cision US.
If Mr. Akeroyd’s employment is terminated for any reason, Mr. Akeroyd is entitled to receive:
•
any earned but unpaid portion of his base salary through the date of such termination, subject to withholding and other appropriate deductions;

•
reimbursement for expenses accrued during employment, subject to and in accordance with, Cision US’s expense reimbursement policy;

•
any earned but unpaid annual bonus relating to any prior period; and

•
any vested benefits (including vacation) accrued through the date of such termination in accordance with applicable law or the governing agreement, plan or policy rules (together, the “Akeroyd Accrued Obligations”).

If Mr. Akeroyd’s employment is terminated by resignation with Good Reason or by the Board of Directors without Cause, then, in addition to the Akeroyd Accrued Obligations, during the 12-month period commencing on the date of termination (the “Akeroyd Severance Period”), (x) Cision US shall pay to Mr. Akeroyd an aggregate amount equal to 100% of his annual base salary, and (y) Cision US shall pay the premiums for Mr. Akeroyd’s continued coverage under Cision US’s health benefit plan during the Akeroyd Severance Period (subject to certain limitations).
In the event of Mr. Akeroyd’s resignation, if at the time of such resignation Cision US had the right to terminate Mr. Akeroyd’s employment with Cause, then Cision US may elect to treat such resignation as a termination of Mr. Akeroyd’s employment by Cision US with Cause.
Mr. Akeroyd’s employment agreement also contains provisions relating to obligations to maintain confidentiality, ownership of property developed during employment, third-party information and use of information of prior employers, as well as non-solicitation of Cision employees for a period of 12 months following termination of employment.

For purposes of Mr. Akeroyd’s employment agreement:
“Cause” means (i) (a) the conviction or plea of no contest for or indictment on a felony or a crime involving moral turpitude or (b) the commission of any other act or omission involving (x) dishonesty that is reasonably likely to materially and adversely affect Cision or any of its subsidiaries or (y) fraud, in either case, with respect to Parent, Cision US or any of their respective subsidiaries or any of their customers, vendors or employees, (ii) substantial and repeated failure to perform duties of the office held by Mr.  Akeroyd as reasonably and expressly directed by the Board of Directors, provided that Mr. Akeroyd shall have the opportunity to address the Board of Directors before a termination pursuant to this clause (ii) becomes effective, (iii) gross negligence or willful misconduct with respect to the Cision, Cision US or any of their respective subsidiaries or any of their customers, vendors or employees, (iv) conduct which could reasonably be expected to bring Cision, Cision US or any of their respective subsidiaries into substantial public disgrace or disrepute, (v) any breach by Mr. Akeroyd of the confidentiality or non-solicitation provisions of his agreement and/or (vi) a failure to observe Cision’s, Cision US’s or any of their respective subsidiaries’ policies or standards regarding employment practices (including, without limitation, nondiscrimination and sexual harassment policies) as approved by the Board of Directors from time to time.
“Good Reason” means (i) a material reduction in Mr. Akeroyd’s then effective annual base salary, (ii) a material diminution in Mr. Akeroyd’s title, (iii) the assignment of duties to Mr. Akeroyd materially inconsistent with his position or (iv) the relocation by Cision US of Mr. Akeroyd’s principal office to a location which is more than 50 miles outside of the San Jose metropolitan area, in each case, without the prior written consent of Mr. Akeroyd.
Jack Pearlstein
The employment agreement with Jack Pearlstein provides that Mr. Pearlstein will serve as the Chief Financial Officer of Cision US. The term of Mr. Pearlstein’s employment commenced on May 30, 2014 and will continue until (i) Mr. Pearlstein’s resignation, death or disability or (ii) Cision US terminates his employment with or without Cause. On June 29, 2017, in connection with the consummation of the Business Combination, Cision US entered into an amended employment agreement with Mr. Pearlstein in order to remove Cision Owner as a party to Mr. Pearlstein’s employment agreement. The terms of Mr. Pearlstein’s employment were not substantially modified by such amendment. Mr. Pearlstein’s base salary is currently fixed at $400,000 per year and is subject to annual increase as approved by Cision US’s board of directors.
Subject to continued employment, Mr. Pearlstein will be eligible to receive an annual bonus in an amount up to 50% of his base salary, as determined by Cision US’s board of directors based upon Mr. Pearlstein’s performance and the performance of Cision, Cision US and the other subsidiaries of Cision relative to financial, operating and other objectives mutually agreed upon by the Board of Directors and Mr. Pearlstein. In addition, Mr. Pearlstein is entitled to such other benefits as are approved by the Board of Directors and made generally available to all senior management of Cision and Cision US.
If Mr. Pearlstein’s employment is terminated for any reason, Mr. Pearlstein is entitled to receive:
•
any earned but unpaid portion of his base salary through the date of such termination, subject to withholding and other appropriate deductions;

•
reimbursement for expenses accrued during employment, subject to and in accordance with, Cision US’s expense reimbursement policy;

•
any earned but unpaid annual bonus relating to any prior period; and

•
any vested benefits (including vacation) accrued through the date of such termination in accordance with applicable law or the governing agreement, plan or policy rules (together, the “Pearlstein Accrued Obligations”).

If Mr. Pearlstein’s employment is terminated by resignation with Good Reason or by the Board of Directors without Cause, then, in addition to the Pearlstein Accrued Obligations, during the 18-month period commencing on the date of termination (the “Pearlstein Severance Period”), (x) Cision US shall pay to Mr. Pearlstein an aggregate amount equal to 150% of his annual base salary, and (y) Cision US shall pay the premiums for Mr. Pearlstein’s continued coverage under Cision US’s health benefit plan during the Pearlstein Severance Period (subject to certain limitations).
Mr. Pearlstein’s employment agreement also contains provisions relating to obligations to maintain confidentiality, ownership of property developed during employment, third-party information, use of information of prior employers, non-competition with Cision Ltd.’s and its respective subsidiaries’ business and non-solicitation of Cision’s and its respective subsidiaries’ employees for a period of 18 months following termination of employment.
For purposes of Mr. Pearlstein’s employment agreement:
“Cause” means (i) (a) the conviction or plea of no contest for or indictment on a felony or a crime involving moral turpitude or (b) the commission of any other act or omission involving (x) dishonesty that is reasonably likely to materially and adversely affect Cision or any of its subsidiaries or (y) fraud, in either case, with respect to Parent, Cision US or any of their respective subsidiaries or any of their customers, vendors or employees, (ii) substantial and repeated failure to perform duties of the office held by Mr. Pearlstein as reasonably and expressly directed by the Board of Directors, provided that Mr. Pearlstein shall have the opportunity to address the Board of Directors before a termination pursuant to this clause (ii) becomes effective, (iii) gross negligence or willful misconduct with respect to the Cision, Cision US or any of their respective subsidiaries or any of their customers, vendors or employees, (iv) conduct which could reasonably be expected to bring Cision, Cision US or any of their respective subsidiaries into substantial public disgrace or disrepute, (v) any breach by Mr. Pearlstein of the confidentiality or non-solicitation provisions of his agreement and/or (vi) a failure to observe Cision’s, Cision US’s or any of their respective subsidiaries’ policies or standards regarding employment practices (including, without limitation, nondiscrimination and sexual harassment policies) as approved by the Board of Directors from time to time.
“Good Reason” means (i) a material reduction in Mr. Pearlstein’s then effective annual base salary, (ii) a material diminution in Mr. Pearlstein’s title, (iii) the assignment of duties to Mr. Pearlstein materially inconsistent with his position or (iv) the relocation of Mr. Pearlstein’s principal office to a location which is more than 50 miles outside of the Washington, D.C. metropolitan area, in each case, without the prior written consent of Mr. Pearlstein.
Rainer Mathes
We have entered into employment arrangements with Dr. Mathes in both the United States and Germany. Both agreements provide for a salary of  €157,500 per year, resulting in total annual base compensation of approximately €315,000. Dr. Mathes has two separate employment agreements because he spends roughly equal amounts of time working in the United States and Germany throughout the year.
The U.S. employment agreement with Rainer Mathes provides that Dr. Mathes will serve as the President of Cision Global Insights for Cision US. The term of Dr. Mathes’ employment commenced on January 28, 2018 and will continue until (i) Dr. Mathes’ resignation, death or disability or (ii) Cision US terminates his employment with or without Cause. Dr. Mathes’ base salary is set at approximately €157,500 per year and is subject to annual increase as approved by Cision US’s board of directors.
Subject to continued employment, Dr. Mathes will be eligible to receive an annual bonus in an amount up to €157,500, but at least 50% of the then current annual salary of Dr. Mathes, as determined by Cision US’s board of directors based upon Dr. Mathes’ performance and the performance of Cision US and its subsidiaries relative to financial, operating and other objectives set by Cision US. In addition, Dr. Mathes is entitled to such other benefits as are made generally available by Cision US to its employees as well as such other benefits as are approved by Cision US and made generally available to other employees of Cision US who are in similar roles to Dr. Mathes.

If Dr. Mathes’ employment is terminated for any reason, Dr. Mathes is entitled to receive:
•
any earned but unpaid portion of his base salary through the date of such termination, subject to withholding and other appropriate deductions;

•
reimbursement for reasonable and documented expenses accrued during employment, subject to and in accordance with, Cision US’s expense reimbursement policy;

•
any earned but unpaid annual bonus relating to any prior fiscal year; and

•
any vested benefits (including vacation, but excluding severance-type benefits) accrued through the date of such termination in accordance with applicable law or the governing agreement, plan or policy rules (together, the “Mathes Accrued Obligations”).

If Dr. Mathes’ employment is terminated by Cision without Cause, then, in addition to the Mathes Accrued Obligations, during the 6-month period commencing on the date of termination (the “Mathes Severance Period”), (x) Cision US shall pay to Dr. Mathes an aggregate amount equal to 50% of his annual base salary (the “Mathes Severance Payments”), and (y) Cision US shall have the option to extend the Mathes Severance Period for up to one additional 6-month period during which period Cision US shall continue to pay the Mathes Severance Payments to Dr. Mathes at the same annual rate (pro rated as applicable).
Dr. Mathes’ employment agreement also contains provisions relating to obligations to maintain confidentiality, ownership of property developed during employment, third-party information, use of information of prior employers, non-competition with Cision Ltd.’s and its respective subsidiaries’ business and non-solicitation of Cision Ltd.’s and its respective subsidiaries’ employees for a period of approximately 12 months following termination of employment.
For purposes of Dr. Mathes’ employment agreement:
“Cause” means (i) (a) the commission of a felony or a crime involving moral turpitude or (b) the commission of any other act or omission involving dishonesty or fraud with respect to Parent, Cision US or any of their respective subsidiaries or any of their customers, vendors or employees, (ii) substantial and repeated failure to perform duties of the office held by Dr. Mathes as reasonably directed by an executive to whom Dr. Mathes directly or indirectly reports or by Cision US (iii) gross negligence or willful misconduct with respect to Cision, Cision US or any of their respective subsidiaries or any of their customers, vendors or employees, (iv) conduct which could reasonably be expected to bring Cision, Cision US or any of their respective subsidiaries into substantial public disgrace or disrepute, (v) any breach by Dr. Mathes of the confidentiality or non-solicitation provisions of his agreement and/or (vi) a failure to observe policies or standards regarding employment practices (including, without limitation, nondiscrimination and sexual harassment policies) as approved by Cision US from time to time.
Dr. Mathes is also party to a managing director service contract with Cision Germany. The service contract provides that Dr. Mathes will serve as a managing director of Cision Germany and is entitled to an annual salary of  €157,500 (which amount is in addition to amounts payable under his U.S. employment agreement). The service contract contains customary non-competition and non-solicitation provisions which remain in effect during the term of the service contract and for 12 months following termination. Dr. Mathes’ service contract is terminable upon six month’s notice, during which period Dr. Mathes may be released from his work obligations. Additionally the service contract may be terminated at any time for “important reasons”, which include the failure of Dr. Mathes to comply with certain provisions of the service contract, or the violation of the non-competition and non-solicitation provisions contained therein.
Jason Edelboim
Jason Edelboim resigned from his position with Cision on January 16, 2019. The terms of Mr. Edelboim’s separation are governed by his existing employment agreement, which is between himself and PR Newswire Association, LLC. The employment agreement provides that Mr. Edelboim will remain subject to the customary non-competition and non-solicitation provisions contained therein for a period of nine months following his departure.

Abe Smith
On January 15, 2019, Mr. Smith departed Cision and entered into a separation agreement with Cision US. The separation agreement provides that Mr. Smith will receive six month’s salary continuation, in addition to a one-time lump sum repatration payment of  $105,000 (Mr. Smith relocated from the United States to the United Kingdom in 2017 in connection with his appointment as President — EMEA). The separation agreement also provides that Mr. Smith will remain subject to the customary non-competition and non-solicitation provisions contained in his original employment agreement with Cision U.S. for a period of six months following his departure.
Potential Payments Upon Termination or Change in Control
Potential Payments to Continuing Named Executive Officers
Our Continuing Named Executive Officers are eligible to receive certain severance payments and benefits under their employment and equity grant agreements in connection with a termination of employment under various circumstances and/or a change in control.
The table below provides an estimate of the value of such payments and benefits assuming that a qualifying termination of employment and, as applicable, a change in control, occurred on December 31, 2018, and assuming a share price of  $11.70 per share, the closing price of the ordinary shares on such date. The actual amounts that would be paid or distributed to the Named Executive Officers as a result of one of the termination events occurring in the future will depend on factors such as the date of termination, the manner of termination and the terms of the applicable agreements in effect at such time, which could differ materially from the terms and amounts described here.
Name	Benefit	Termination Without Cause	Termination due to Death or Disability	Termination without Cause or for Good Reason Following Change in Control
Kevin Akeroyd	Base Salary Continuation	$625,000	—	$625,000
	Benefit Continuation	$11,101	—	$11,101
	Acceleration of Equity Awards	—	—	$2,510,648(1)
	Total	$636,101	—	$3,146,749
Jack Pearlstein	Base Salary Continuation	$600,000	—	$600,000
	Benefit Continuation	$15,759	—	$15,759
	Total	$615,759	—	$615,759
Dr. Rainer Mathes	Base Salary Continuation	$186,102	—	$186,102

(1)
Represents acceleration of 1,159,380 Class C Units of Cision Owner, assuming a fair market value of $2.17 as of December 31, 2018.

Payments in Connection with Officer Departures
Two of our Named Executive Officers, Jason Edelboim and Abe Smith, departed Cision after the end of our latest fiscal year. Mr. Edelboim departed Cision on January 16, 2019 and will not be provided any continuing benefits due to his resignation from Cision consistent with the terms of his employment agreement. We entered into a separation agreement with Mr. Smith upon his departure on January 15, 2019, pursuant to which we agreed to pay Mr. Smith approximately $284,344, consisting of  $175,000 in salary continuation, $105,000 in repatriation bonus and $4,344 in benefits continuation.

Director Compensation
The following table presents summary information regarding the total compensation awarded to, earned by, and paid to directors for the year ended December 31, 2018.
Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Total ($)
Mark M. Anderson	$42,500	$139,989(1)(2)	$182,489
Philip A. Canfield	35,000	139,989(1)(2)	174,989
L. Dyson Dryden	22,500	139,989(1)	162,489
Mark D. Ein	30,000	139,989(1)	169,989
Stephen P. Master	27,500	139,989(1)(2)	167,489
Stuart Yarbrough	70,000	139,989(1)	209,989
Susan Vobejda	7,500	92,057(3)	99,557

(1)
Consists of 8,120 RSUs which vest on August 23, 2019.

(2)
Pursuant to the policies of GTCR, stock awards held by directors affiliated with GTCR are held for the benefit of GTCR-affiliated entities and each director disclaims any pecuniary interest in such securities.

(3)
Consists of 6,340 RSUs which vest on October 30, 2019.

Director Compensation Structure
We compensate our directors who are not employees of Cision according to the following structure:
Description	Amount
Quarterly retainer	$10,000
Additional retainer for committee members	$2,500 per committee per quarter
Restricted Stock Unit Grants	Issue Cision restricted stock units on an annual basis with then-current fair market value equal to 2x annual cash compensation
Additional retainer for chair of committee	$5,000 for the chairs of any standing committee per quarter
The RSUs vest 100% on the first anniversary of issuance, so long as the recipient remains on the Board of Directors as of each vesting date. Any unvested RSUs would vest immediately upon a change in control of Cision. Any unvested RSUs will be automatically forfeited upon such person’s resignation or removal from the Board of Directors with or without cause.

Proposal No. 5: Approval Of The Cision Ltd. 2017 Omnibus Incentive Plan
(as Amended And Restated Effective JuLY 24, 2019)
General
The Cision Ltd. 2017 Omnibus Incentive Plan (as Amended and Restated Effective July 24, 2019) (the “Amended and Restated 2017 Plan”) is intended to amend and restate the Cision Ltd. 2017 Omnibus Incentive Plan (the “2017 Plan”). If shareholders approve the Amended and Restated 2017 Plan, (1) the number of Cision Ltd. ordinary shares (“Shares”) authorized for issuance under the plan will be 9,100,000 Shares, including 3,000,000 newly authorized Shares, subject to certain adjustments as described below, and (2) the expiration date of the plan will be extended from June 29, 2027 to July 24, 2029.
On July 24, 2019, the Board, subject to shareholder approval, (a) approved the Amended and Restated 2017 Plan and (b) recommended that the Amended and Restated 2017 Plan be approved by shareholders. A copy of the Amended and Restated 2017 Plan is attached hereto as Annex A. If the Amended and Restated 2017 Plan is not approved by shareholders, the current 2017 Plan will remain unchanged and in effect according to its current terms and we may continue to grant awards under the plan until no more Shares are available for issuance.
The Board believes that the success of the Company is dependent on its ability to attract and retain qualified employees, non-employee directors, consultants, and advisors, and that by offering them the opportunity to receive equity, the Company will enhance its ability to attract, retain and reward such persons. Further, the Company believes in aligning the interests of such persons, including its executive officers, with those of its shareholders. Accordingly, the Company is proposing that the shareholders approve the Amended and Restated 2017 Plan.
Highlights of the Amended and Restated 2017 Plan
If shareholders approve the Amended and Restated 2017 Plan, the number of Shares authorized for issuance under the plan will be 9,100,000 Shares, including 3,000,000 newly authorized Shares, subject to adjustment in the event of any increase or decrease in the number of Shares through any split, reverse split, recapitalization, combination or otherwise. The Shares reserved for issuance under the Amended and Restated 2017 Plan represent approximately 6.1 percent of the Company’s outstanding Shares on a fully diluted basis as of August 2, 2019.
The proposed Amended and Restated 2017 Plan has been designed to include a number of provisions that promote best practices by reinforcing the alignment between incentive compensation arrangements for eligible plan Participants and Company shareholders’ interests. These provisions include, but are not limited to, the following:
•
Plan awards are subject to clawback under any Company clawback policy and applicable laws requiring the clawback of compensation.

•
Stock options and stock appreciation rights (“SARs”) generally may not be granted with exercise prices lower than the fair market value of the underlying shares on the grant date.

•
The plan specifically prohibits the repricing of options or SARs without shareholder approval.

•
Awards generally may not be transferred, except by will or the laws of descent and distribution, unless approved by the Committee.

•
The plan does not contain an “evergreen” feature pursuant to which the Shares authorized for issuance will be automatically replenished.

•
The plan does not provide for automatic grants or reload options to any Participant.

•
The plan does not provide for any tax gross-ups.

•
The plan does not provide for dividends or dividend equivalents on stock options, SARs or unvested full value awards.

•
The plan permits the issuance of nonqualified stock options, SARs, restricted stock units, restricted stock awards and other types of equity grants, subject to the Share limits of the plan, as well as cash awards. This breadth of award types will enable the Committee to tailor awards in light of the accounting, tax and other standards applicable at the time of grant. Historically, these standards have changed over time.

•
The plan contains annual limits on the amount of awards that may be granted to non-employee directors.

Description of the Amended and Restated 2017 Plan
The following paragraphs provide a summary of the principal features of the Amended and Restated 2017 Plan. The following summary does not purport to be a complete description of all of the provisions of the Amended and Restated 2017 Plan and is qualified in its entirety by reference to the complete text of the plan, a copy of which is attached hereto as Annex A. Capitalized terms that are used in this section but are not otherwise defined in this proxy statement have the meanings given to such terms in the Amended and Restated 2017 Plan.
Awards.   The Amended and Restated 2017 Plan permits the grant of Options, SARs, Restricted Stock Awards, Performance Awards, Other Stock-Based Awards and Other Cash-Based Awards (each, an “Award”) to certain Eligible Individuals (defined below).
Eligibility.   Employees of the Company or an Affiliate, independent non-employee directors, consultants and advisors of the Company (“Eligible Individuals”) designated by the Committee are eligible to receive grants of Awards under the Amended and Restated 2017 Plan. The number of Participants eligible to participate in the Amended and Restated 2017 Plan as of the date of this proxy statement is approximately 4,800 employees (including 10 senior executives) and the 8 current non-employee directors. We are unable to estimate the number of consultants and advisors eligible to participate in the Amended and Restated 2017 Plan.
Administration.   The Amended and Restated 2017 Plan is administered and interpreted by any committee of the Board duly authorized by the Board to administer the Plan (the “Committee”). If no committee is duly authorized by the Board to administer the Plan, the term “Committee” will be deemed to refer to the Board for all purposes under the Amended and Restated 2017 Plan. The Committee has authority and discretion to designate the Eligible Individuals to whom Awards are granted (“Participants”) and, subject to the provisions of the Amended and Restated 2017 Plan, the terms of all Awards under the Amended and Restated 2017 Plan. Pursuant to the charter of the Compensation Committee, the Compensation Committee will review and approve, either as a committee or together with the other independent directors as directed by the Board, the CEO’s compensation arrangements and level, including base salary, incentive awards, equity-based awards, and any other long-term incentive awards or changes to such arrangements or level. Subject to the provisions of the Amended and Restated 2017 Plan, the Committee has the authority to interpret the Amended and Restated 2017 Plan and the terms and provisions of any Award issued under the Amended and Restated 2017 Plan (and any agreements relating thereto) and to make all other determinations relating to the administration of the Amended and Restated 2017 Plan.
Shares Subject to the Amended and Restated 2017 Plan.   If the Amended and Restated 2017 Plan is approved by shareholders, the maximum number of Shares that may be issued under the plan will be 9,100,000 Shares, subject to adjustment in the event of any increase or decrease in the number of Shares through any split, reverse split, recapitalization, combination or otherwise. The Shares reserved for issuance under the Amended and Restated 2017 Plan represent approximately 6.1 percent of the Company’s outstanding Shares on a fully diluted basis as of August 2, 2019. The number of Shares delivered to the Company in satisfaction of withholding taxes arising from Awards will not be made available again for grant under the Amended and Restated 2017 Plan. If any shares of Restricted Stock, Performance Awards or Other-Stock-Based Awards denominated in Shares are forfeited, or if any Option, SAR or Other Stock-Based Award terminates, expires, or is canceled for any reason without having been exercised in full, the number of Shares underlying any unexercised Award will again be available for the purposes of Awards under the Amended and Restated 2017 Plan. The closing price of the Shares as of August 1, 2019 was $10.11 per Share.

Options.   The Amended and Restated 2017 Plan authorizes the grant of Non-Qualified Stock Options and Incentive Stock Options. Incentive Stock Options are “incentive stock options” within the meaning of Section 422 of the Code. Non-Qualified Stock Options are stock options that are not Incentive Stock Options. The exercise of an Option permits the Participant to purchase Shares from the Company at a specified exercise price per Share. The maximum number of Shares issuable upon the exercise of Incentive Stock Options is 9,100,000 Shares. Options granted under the Amended and Restated 2017 Plan are exercisable upon the terms and conditions as the Committee will determine, subject to the other terms of the plan. The per Share exercise price of all Options granted under the Amended and Restated 2017 Plan may not be less than 100% of the fair market value of a Share on the grant date (or, in the case of an Incentive Stock Option granted to a Ten Percent Stockholder, 110%). The Amended and Restated 2017 Plan provides that the term during which Options may be exercised is determined by the Committee, except that no Option may be exercised more than ten years after its Date of Grant and no Incentive Stock Option granted to a Ten Percent Stockholder may exceed five years.
Finally, payment in full of the purchase price may occur as follows: (i) in cash or by check, bank draft or money order payable to the order of the Company; (ii) solely to the extent permitted by applicable law, if the Common Stock is traded on a national securities exchange, and the Committee authorizes, through a procedure whereby the Participant delivers irrevocable instructions to a broker reasonably acceptable to the Committee to deliver promptly to the Company an amount equal to the purchase price; (iii) having the Company withhold shares of Common Stock issuable upon exercise of the Stock Option, or by payment in full or in part in the form of Common Stock owned by the Participant, based on the Fair Market Value of the Common Stock on the payment date as determined by the Committee; or (iv) on such other terms and conditions as may be acceptable to the Committee (including, without limitation having the Company withhold shares of Common Stock issuable upon exercise of the Stock Option, or by payment in full or in part in the form of Common Stock owned by the Participant, based on the Fair Market Value of the Common Stock on the payment date as determined by the Committee).
SARs.   The Amended and Restated 2017 Plan authorizes the Committee to grant SARs that are either related or unrelated to an Option granted under the Amended and Restated 2017 Plan (respectively, “Tandem SARs” and “Non-Tandem SARs”). A SAR entitles the Participant upon exercise to receive without cash payment to the Company, an amount in cash and/or Common Stock (as chosen by the Committee in its sole discretion). For Tandem SARs, a SAR has a value equal to the excess of the Fair Market Value of one Share over the Option exercise price per Share specified in the Reference Stock Option agreement multiplied by the number of Shares in respect of which the Tandem SAR will have been exercised, with the Committee having the right to determine the form of payment. For a Non-Tandem SAR, the value will equal the excess of the Fair Market Value of one Share on the date that the right is exercised over the Fair Market Value of one Share on the date that the right was awarded to the Participant. The period during which a SAR may be exercised is determined by the Committee, except that a Tandem SAR may be exercisable only at such time or times and to the extent that the Reference Stock Options to which they relate will be exercisable and will terminate or be no longer exercisable upon the termination or exercise of the Reference Stock Option. However, a Tandem SAR granted with respect to less than the full number of Shares covered by the Reference Stock Option will not be reduced until, and only to the extent that the exercise or termination for the Reference Stock Option causes the number of Shares covered by the Tandem SAR to exceed the number of Shares remaining available and unexercised under the Reference Stock Option. A Non-Tandem SAR will be exercisable at such time or times and subject to such terms and considerations as shall be determined by the Committee at the time of grant, but the term of each Non-Tandem SAR will be fixed by the Committee and shall not be greater than ten years after the date the right is granted.
Restricted Stock Awards.   The Amended and Restated 2017 Plan authorizes the Committee to grant Restricted Stock Awards. Shares covered by a Restricted Stock Award are restricted against transfer and subject to forfeiture and any other terms and conditions as the Committee determines, subject to the terms of the Amended and Restated 2017 Plan. These terms and conditions may provide, in the discretion of the Committee, for the vesting of awards of restricted stock to be contingent upon the achievement of one or more Performance Goals, as described below.
Performance Awards.   The Amended and Restated 2017 Plan authorizes the grant of Performance Awards. Performance Awards provide for payments of cash or the issuance of Shares contingent upon the extent to which the Performance Goals that the Committee established (described in the Amended and Restated 2017 Plan) were achieved. Performance Awards are subject to a designated period during which the Performance Goals must be satisfied with respect to the Award to which the Performance Goals relate (the “Performance Period”). At the expiration of the applicable Performance Period, the Committee will determine the extent to which the Performance Goals were achieved and the percentage of each Performance Award that has been earned.
Other Stock-Based Awards.   The Amended and Restated 2017 Plan authorizes the grant of stock-based awards other than those described herein, including but not limited to Shares awarded purely as a bonus and not subject to restrictions or conditions, Shares in payment of the amounts due under an incentive or performance plan sponsored or maintained by the Company or an Affiliate, stock equivalent units, restricted stock units, and Awards valued by reference to book value of Shares. These Awards are referred to in the Amended and Restated 2017 Plan as “Other Stock-Based Awards” and have the terms and conditions as the Committee may determine, subject to the terms of the Amended and Restated 2017 Plan. The terms and conditions may provide for the grant or vesting of Other Stock-Based Awards to be conditioned upon the achievement of one or more Performance Goals.
Other Cash-Based Awards.   The Amended and Restated 2017 Plan authorizes the grant of cash-based awards to Eligible Individuals in such amounts, on such terms and conditions, and for such consideration, including no consideration or such minimum consideration as may be required by applicable law, as the Committee will determine in its sole discretion. These Awards are referred to in the Amended and Restated 2017 Plan as “Other Cash-Based Awards” and may be granted subject to the satisfaction of vesting conditions or may be granted purely as a bonus and not subject to restrictions or conditions. The vesting conditions, if any, may be accelerated by the Committee at any time and in its sole discretion.
Capital Adjustments.   Upon a change in the outstanding Common Stock by reason of a split, recapitalization, reverse split, combination or otherwise that results in a greater number of Shares or a lesser number of Shares (“Capital Stock Change”), then the respective exercise prices for outstanding Awards that provide for a Participant-elected exercise and the number of Shares covered by outstanding Awards will be appropriately adjusted by the Committee to prevent dilution or enlargement of the rights granted to, or available for, Participants under the Plan.
If the outstanding Common Stock changes as a result of a merger, consolidation, statutory exchange, spin-off, reorganization, sale or transfer of all or substantially all the Company’s assets or business, or other corporate transaction or event in such a manner that the Company’s outstanding Shares are converted into the right to receive (or the holders of Common Stock are entitled to receive in exchange therefor), either immediately or upon liquidation of the Company, securities or other property of the Company or other entity (each, a “Reorganization”), then, subject to the exceptions provided in the Amended and Restated 2017 Plan, (A) the aggregate number or kind of securities that thereafter may be issued under the Plan, (B) the number or kind of securities or other property (including cash) to be issued pursuant to Awards granted under the Plan (including as a result of the assumption of the Plan and the obligations hereunder by a successor entity, as applicable), or (C) the purchase price thereof, will be appropriately adjusted by the Committee to prevent dilution or enlargement of the rights granted to, or available for, Participants under the Amended and Restated 2017 Plan.
If a change in the capital structure of the Company occurs, other than those instances covered above, including by reason of any extraordinary dividend (whether cash or equity), any conversion, any adjustment, any issuance of any class of securities convertible or exercisable into, or exercisable for, any class of equity securities of the Company, then the Committee may adjust any Award and make other adjustments to the Amended and Restated 2017 Plan to prevent dilution or enlargement of the rights granted to, or available for, Participants under the Plan.
No Shareholder Rights.   Unless otherwise stated in the related Award Agreement, an individual holding or exercising an Award will have none of the rights of a Company shareholder (for example, the right to receive cash or dividend payments or distributions attributable to the subject shares or to direct the voting of the subject shares) until the shares covered thereby are fully paid and issued. Except as provided in the related Award Agreement, no adjustment will be made for dividends, distributions, or other rights for which the record date is before the date of such issuance.

Loans.   Under the Amended and Restated 2017 Plan, the Committee has the authority to determine whether, to what extent and under what circumstances to provide loans to Participants in order to exercise Options under the Amended and Restated 2017 Plan (solely to the extent permitted by applicable law).
Transferability.   No Award or other benefit granted under the Amended and Restated 2017 Plan will, except as otherwise specifically provided by law or permitted by the Committee, be transferable in any manner, and any attempt to transfer any such benefit will be void. However, the Amended and Restated 2017 Plan provides specific exceptions for Options relating to transfers to family members, by will, or by laws of descent and distribution.
Termination and Amendment.   The Board may amend or terminate the Amended and Restated 2017 Plan at any time. However, after the Amended and Restated 2017 Plan has been approved by the Shareholders of the Company, the Board may not amend or terminate the Amended and Restated 2017 Plan without the approval of  (i) the Company’s Shareholders, if the amendment would: (a) increase the aggregate number of Shares that may be issued under the Plan; (b) increase the maximum individual Participant limitations for a fiscal year (excepting the adjustment allowances); (c) change the classification of individuals eligible to receive Awards under the Plan; (d) decrease the minimum option price of any Stock Option or SAR; (e) extend the maximum exercise period; (f) alter the Performance Goals for Restricted Stock, Performance Awards or Other Stock-Based Awards as set forth in the Amended and Restated 2017 Plan; (g) award any Stock Option or SAR in replacement of a canceled Stock Option or SAR with a higher exercise price than the replacement award; or (h) require shareholder approval; and (ii) each affected Participant if the amendment or termination would impair the Participant’s rights or obligations under any Awards granted prior to the date of the amendment or termination.
The Amended and Restated 2017 Plan may not be amended without the approval of the shareholders of the Company in accordance with the applicable laws of the State of Delaware to increase the aggregate number of Shares that may be issued under the Plan, decrease the minimum exercise price of any Award, or to make any other amendment that would require shareholder approval under Financial Industry Regulatory Authority (FINRA) rules and regulations or the rules of any exchange or system on which the Company’s securities are listed or traded at the request of the Company. Notwithstanding anything herein to the contrary, the Board may amend the Amended and Restated 2017 Plan or any Award Agreement at any time without a Participant’s consent to comply with applicable law.
Modification of Awards; No Re-pricing.   The Committee may modify the terms of outstanding Awards, provided that such action does not subject Awards to Section 409A of the Code without the Participant’s consent, and for Options, the rights of a Participant are not reduced without such Participant’s consent. Notwithstanding any other term or condition of the Amended and Restated 2017 Plan, except in connection with a corporate transaction involving the Company in accordance with the Capital Adjustments section herein, the repricing of Options (and SARs) is prohibited without prior approval of the Company’s shareholders. For this purpose, a “repricing” means any of the following (or any other action that has the same effect as any of the following): (x) changing an Option or SAR to lower its purchase price; (y) any other action that is treated as a “repricing” under GAAP; and (z) repurchasing for cash or canceling an Option or SAR at a time when its purchase price is greater than the Fair Market Value of the underlying shares in exchange for another Award. A cancellation and exchange under clause (z) would be considered a “repricing” regardless of whether it is treated as a “repricing” under GAAP and regardless of whether it is voluntary on the part of the Participant.
Withholding.   The Company has tax withholding obligations on the amount of income recognized by a Participant with respect to an Award. The Company may require prior to the issuance or delivery of Shares or the payment of any cash hereunder, payment by the Participant of any federal, state or local taxes required by law to be withheld. Withholding requirements may be satisfied, subject to the consent by the Committee, by the withholding of Shares otherwise issuable pursuant to an Award.
Term of the Amended and Restated 2017 Plan.   No Award will be granted pursuant to the Amended and Restated 2017 Plan on or after the tenth anniversary of the earlier of the Effective Date or the date of the most recent shareholder approval of the Amended and Restated 2017 Plan, but Awards granted prior to such tenth anniversary may extend beyond that date. Termination of the Amended and Restated 2017 Plan will not affect the validity of any Awards outstanding on the date of termination.

Clawback.   Awards granted under the Amended and Restated 2017 Plan are subject to any right that the Company may have under any Company recoupment policy or other agreement or arrangement with a Participant, or any right or obligation that the Company may have regarding the clawback of “incentive-based compensation” under Section 10D of the Exchange Act and any applicable rules and regulations, promulgated thereunder from time to time by the U.S. Securities and Exchange Commission.
New Plan Benefits
If Shareholders vote for this Proposal No. 5 and approve the Amended and Restated 2017 Plan, there will be 4,777,134 million Shares available for awards under the plan, consisting of 1,77,134 Shares currently available for issuance and 3,000,000 new Shares to be authorized in connection with the approval of the Amended and Restated 2017 Plan. The benefits to be received by Participants in the normal course under the Amended and Restated 2017 Plan cannot be determined at this time because awards under the plan are granted at the discretion of the Committee (and possibly the independent members of the Board with respect to the CEO).
Summary of Certain Federal Income Tax Consequences
The following discussion briefly summarizes certain United States federal income tax aspects of Awards granted pursuant to the Amended and Restated 2017 Plan. State, local, and foreign tax consequences may differ.
Incentive Stock Options.   A Participant who is granted an Incentive Stock Option will not recognize income on the grant or exercise of the Option. However, the difference between the exercise price and the Fair Market Value of the Shares on the date of exercise is an adjustment item for purposes of the alternative minimum tax. If a Participant is terminated before exercising an Incentive Stock Option and does not exercise the Option within certain specified periods after termination of employment, the Participant will recognize ordinary income on the exercise of the Incentive Stock Option in the same manner as on the exercise of a Non-Qualified Stock Option, as described below.
The general rule is that gain or loss from the sale or exchange of Shares acquired on the exercise of an Incentive Stock Option will be treated as capital gain or loss. If certain holding period requirements are not satisfied, however, the Participant generally will recognize ordinary income at the time of the disposition equal to the lesser of  (a) the excess of the Fair Market Value of the Shares at exercise over the aggregate exercise price or (b) the excess of the aggregate sale price over the aggregate exercise price. Gain recognized on the disposition in excess of the ordinary income resulting therefrom will be capital gain, and any loss recognized will be a capital loss.
Nonqualified Stock Options, SARs, RSUs, and Performance Awards.   A Participant generally is not required to recognize income on the grant of a Non-Qualified Stock Option, SAR, RSU, or Performance Award. Instead, ordinary income generally is required to be recognized on the date the Non-Qualified Stock Option or SAR is exercised, or in the case of a RSU or Performance Award, on the date of payment of the Award in cash and/or Shares. In general, the amount of ordinary income required to be recognized is: (a) in the case of a Non-Qualified Stock Option, an amount equal to the excess, if any, of the Fair Market Value of the Shares on the date of exercise over the exercise price; or (b) in the case of a SAR, RSU, or Performance Award, the amount of cash or the Fair Market Value of any Shares received.
Restricted Stock.   Shares of restricted stock awarded under the Amended and Restated 2017 Plan will be subject to a substantial risk of forfeiture for the period of time specified in the Award. Unless a Participant who is granted Shares of restricted stock makes an election under Section 83(b) of the Code as described below, the Participant is not required to recognize ordinary income upon the grant of restricted stock. Instead, on the date the substantial risk of forfeiture lapses, the Participant will be required to recognize ordinary income in an amount equal to the excess, if any, of the Fair Market Value of the shares of restricted stock on that date over the amount, if any, paid for these shares. If a Participant makes a Section 83(b) election, he or she will recognize ordinary income on the date the shares of restricted stock are awarded equal to the Fair Market Value of the shares on the date of award minus the amount, if any, paid for the shares. In that case, the Participant will not be required to recognize additional ordinary income when the substantial risk of forfeiture lapses.

Other Stock-Based Awards.   The tax consequences of a grant of another stock-based award will depend on the nature of the Award. A Participant who purchases Shares pursuant to an Award must include in ordinary income the difference, if any, between the amount paid for the Shares and the Fair Market Value of the Shares on the date of purchase. If Shares are issued outright pursuant to an Award, the Participant must recognize ordinary income equal to the fair market value of the Shares on the date of issuance.
Other Cash-Based Awards.   The tax consequences of a grant of a cash based award is that the recipient will recognize ordinary income equal to the dollar amount of the cash bonus received. The recipient will be required to satisfy the tax withholding requirements applicable to such income and the Company will be entitled to an income tax deduction equal to the amount of ordinary income recognized by the holder at the time the cash award is paid. The deduction will be allowed for the taxable year in which such ordinary income is recognized.
Gain or Loss on Sale or Exchange of Shares.   In general, gain or loss from the sale or exchange of Shares granted or awarded under the Amended and Restated 2017 Plan will be treated as capital gain or loss, provided that the Shares are held as capital assets at the time of the sale or exchange. However, if certain holding period requirements are not satisfied at the time of a sale or exchange of Shares of acquired upon exercise of an Incentive Stock Option (a “disqualifying disposition”), a Participant generally will be required to recognize ordinary income upon the disposition.
Deductibility by Company.   The Company generally is not allowed a deduction in connection with the grant or exercise of an Incentive Stock Option. However, if a Participant is required to recognize ordinary income as a result of a disqualifying disposition, the Company will be entitled to a deduction equal to the amount of ordinary income so recognized. In the case of any other Award, the Company generally will be allowed a deduction in an amount equal to the amount of ordinary income recognized by the Participant. Under Section 162(m) of the Code, however, the Company is generally not entitled to a tax deduction with respect to any amount that represents compensation in excess of  $1 million paid to “covered employees” (including our NEOs) each year. Under the Tax Cuts and Jobs Act, there is no longer an exclusion for performance-based compensation, whether pursuant to a plan such as the Amended and Restated 2017 Plan or otherwise.
Compliance with Section 409A of the Code.   The Amended and Restated 2017 Plan and each Award under the Amended and Restated 2017 Plan is intended to meet the requirements of Section 409A of the Code and will be construed and interpreted in accordance with such intent. Section 409A generally provides that if a deferred compensation plan or arrangement does not comply with the requirements of Sections 409A relating to distributions of benefits, prohibitions on acceleration of payment, and timing of deferral elections, then the compensation payable under such plan or arrangement will be included in gross income in the first taxable year of the recipient in which the compensation is not subject to a substantial risk of forfeiture. Failure to comply with Section 409A may also result in an additional 20% tax to the recipient of the Award and interest on underpayment of tax at a higher than normal rate. To the extent that an Award is subject to Section 409A of the Code, the Company will endeavor to meet the requirements of Section 409A of the Code, so that the grant, payment, settlement, or deferral will not be subject to the additional tax or interest applicable under Section 409A of the Code.
The Board of Directors recommends a vote FOR the proposal to approve the Amended and
Restated 2017 Plan.

Proposal No. 6: Approval Of The 2018 Employee Stock Purchase Plan
The Cision Ltd. 2018 Employee Stock Purchase Plan (the “ESPP”), was adopted by the Board on December 20, 2018.
We are asking shareholders to approve the ESPP. Under the ESPP, the Company reserves 4,000,000 shares for issuance to eligible employees. The ESPP will expire on December 1, 2028.
The ESPP is meant to encourage share ownership by all eligible employees of the Company so that they may share in the ownership and economic progress of the Company, and it is designed to encourage employees to remain in the employ of the Company. The ESPP is intended to qualify as an “employee stock purchase plan” as defined under Section 423 of the Code.
We currently anticipate that if the ESPP is approved, the number of shares reserved for issuance under the ESPP will provide us with a sufficient number of shares available for sale for at least the next 6 years. We currently anticipate that there will be approximately 225 participants.
The material terms of the ESPP are summarized below. This summary of the ESPP is not intended to be a complete description of the ESPP and is qualified in its entirety by the actual text of the ESPP, which is attached as Annex B to this proxy statement. Capitalized terms that are used in this section but are not otherwise defined in this proxy statement have the meanings given to such terms in the ESPP.
Material Features of the ESPP
Plan Administration.   The ESPP is administered by the Board, or a committee designated by the Board to administer the ESPP (the “Committee”) and will be overseen by the Board or the Board’s Compensation Committee. The Committee has the authority to interpret and construe the ESPP and any option granted under it, and such interpretation or construction will be final. The Committee may adopt rules and regulations it deems appropriate for administering the ESPP so long as any such rules and regulations are not inconsistent with the provisions of the ESPP or the Code.
Shares Subject to the ESPP.   The shares subject to the options under the ESPP will be the Company’s ordinary shares, par value $0.0001 per share, and may be either newly issued shares, existing treasury shares or new purchases in the open market. Subject to adjustment, the aggregate number of shares which may be issued pursuant to ESPP is 4,000,000.
Eligibility and Participation.   All employees of the Company or any of its designated subsidiaries whose customary employment is more than 20 hours per week and who will, on the start date of an Option Period, have at least ninety days of continuous service, are eligible to receive options under the ESPP. An employee may not participate in the plan if the employee immediately after the end of an Option Period would be deemed to possess 5% or more of the total combined voting power or value of all classes of shares of the Company or any Designated Subsidiary. In no event may an employee be granted an option if such employee would, immediately after the end of the Option Period, own shares possessing 5% or more of the total combined voting power or value of all classes of shares of the Company or of any parent corporation or subsidiary corporation. The Committee may also exclude from participation any employee who, at the time of the commencement of the Option Period, is a highly compensated employee or is an officer of the Company subject to the reporting requirements of Section 16(a) of the Securities Exchange Act of 1934 if such exclusion is applied in an identical manner to all such highly compensated employees or offices of the Company and Designated Subsidiaries.
Offering Periods.   The ESPP provides for offering periods of six months commencing on June 1 and December 1 of each calendar year, unless the Committee determines otherwise before the beginning of an Option Period. Notwithstanding the foregoing, the first Option Period began on January 1, 2019 and will end June 30, 2019 and the second Option Period will begin on July 1, 2019 and end November 30, 2019. The Exercise Date will mean the last business day of each Option Period, unless the Option Period ends prior to the Company obtaining shareholder approval, in which case the Exercise Date to such Option Period will be delayed and occurring on the last trading day of the week during which such approval is obtained. On such Exercise Date, the amount in a Participant’s account will be charged with the aggregate option price of the largest number of whole shares of Stock that can be purchased with such amount. Unless and until otherwise determined by the Committee, there will be two exercise dates occurring on each

April 30 and October 31 within each offering period. Unless otherwise specified by the ESPP, no employee will be granted an option if, immediately after the grant, such Employee’s right to purchase shares under all employee stock purchase plans of the Company and any subsidiary of the Company would accrue at a rate per Option Period which exceeds the lesser of: $5,000 or an amount equal to 10% of the Employee’s annualized base salary in effect at the start of such Option Period of the fair market value of such Shares. However, for any calendar year in which options would be outstanding an Employee’s right to purchase shares under all employee stock purchase plans may not accrue at a rate which exceeds $10,000 in the aggregate. Only 500,000 Shares of Stock may be purchased under the ESPP per Option Period.
Grant of Options.   On the first business day of each offering period, the Company will grant to each Participant in the ESPP an option to purchase shares, provided, however that an Employee’s right to purchase shares under all employee ESPPs of the Company and any subsidiary of the Company many not accrue at a rate which exceeds $10,000 in the aggregate (as determined at the time such option is granted). However, if the Participant ceases to be eligible for any reason, the dollar amount and the number of unissued shares in such Participant’s account will be refunded or distributed to the Participant or otherwise disposed of in accordance with policies and procedures prescribed by the Committee in cases where such a refund or distribution is not possible.
Payroll Deductions.   The ESPP permits Participants to authorize payroll deductions in an amount not less than 1% but not more than 10% of the Participant’s total compensation, including base pay or fixed salary and including an Employee’s portion of salary deferral contributions, but excluding any commissions, bonus, fee, overtime pay, severance pay, expenses, stock option or other equity incentive income, or other special payment or any credit or benefit under any employee plan maintained by the Company. Any amount remaining in the Participant’s account after the purchase of Common Stock will be refunded without interest. In the event that there are unused payroll deductions remaining in a Participant’s account at the end of an exercise date or an offering period by reason of the inability to purchase a fractional share, such payroll deductions will be carried forward to the next exercise date or offering period.
Exercise of Options.   Amounts deducted and accumulated by the Participant are used to exercise the options granted to the Participant. The Participant will be entitled to exercise the option so granted only to the extent of the Participant’s accumulated payroll deductions on the exercise date. Unless the Committee determines otherwise prior to the beginning of an Option Period, the Option Price per share of the Stock sold to Participants hereunder will be the product of 90% multiplied by the lower of: (i) the Fair Market Value of such share of Stock on the Entry Date of the Option Period in which the Employee elects to become a Participant; and (ii) the Fair Market Value of such share on the Exercise Date with respect to such Option Period, except, that in no event will the Option Price per share be less than the par value of the Stock.
Withdrawal from Participation.   A Participant may withdraw from the ESPP at any time prior to the close of business on the date immediately preceding the applicable Exercise Date by delivering a withdrawal notice to the Company. Upon withdrawal, the entire amount, if any, in a Participant’s account will be refunded without interest. An employee who has previously withdrawn may re-enter the ESPP by meeting the same eligibility criteria as described above. A Participant’s participation in the ESPP will also cease if the Participant ceases to be an eligible employee or the ESPP is terminated.
Changes in Capitalization and Similar Changes.   In the event that adjustments are made in the number of outstanding shares of Stock or such shares are exchanged for a different class of stock of the Company or for shares of stock of any other corporation by reason of merger, consolidation, stock dividend, stock split or otherwise or an extraordinary cash dividend is paid in respect of the Stock, the Committee will make appropriate adjustments in (i) the number and class of shares or other securities that may be reserved for purchase, or purchased, hereunder, and (ii) the Option Price. All such adjustments will be made in the sole discretion of the Committee, and its decision will be binding and conclusive. The existence of the ESPP and any options granted hereunder will not affect in any way the right or power of the Board or the shareholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company’s capital structure or its business, any merger or consolidation of the Company or a subsidiary, any issue of debt, preferred or prior preference stock ahead of or affecting Stock, the authorization or issuance of additional shares of Stock, the dissolution or liquidation of the Company or any subsidiary, any sale or transfer of all or part of the Company’s or a subsidiary’s assets or business or any other corporate act or proceeding. The Board may at any time terminate an Option Period then in progress and provide, in its discretion, that Participants’ then outstanding account balances will be used to purchase shares in accordance with the ESPP’s terms or the outstanding balances will be returned to the applicable Participants.
Term of the ESPP.   Unless sooner terminated, the ESPP will terminate on December 1, 2028. The ESPP may be terminated at any time by the Board or the Committee. Upon such termination, the balance, if any, in each Participant’s account will be refunded to him, or otherwise disposed of in accordance with the policies and procedures prescribed by the Committee in cases where such a refund may not be possible. The Board or the Committee may at any time, or from time to time, amend the ESPP in any respect, except that, without approval of the shareholders, no amendment may (a) increase the aggregate number of shares reserved under the ESPP, (b) materially increase the benefits accruing to Participants or materially modify the requirements as to eligibility for participation in the ESPP. The ESPP may not be amended in any way that will cause rights issued under the ESPP to fail to meet the requirements for employee stock purchase plans as defined in Section 423 of the Code or any successor thereto. To the extent necessary to comply with Rule 16b-3 under the Securities Exchange Act of 1934, as amended, Section 423 of the Code, or any other applicable law or regulation, the Company will obtain shareholder approval of any such amendment.
Federal Income Tax Consequences.   The following is a general summary of the federal income tax consequences to the Company and to U.S. taxpayers of options purchased under the ESPP. Tax consequences for any particular individual or under state or non-U.S. tax laws may be different.
The amounts deducted from a Participant’s pay under the ESPP are included in his or her compensation that is subject to federal income taxes, and the Company will withhold taxes on these amounts. Generally, a Participant will not recognize any taxable income (1) when options are granted pursuant to the ESPP, (2) when the shares of our common stock are purchased under the ESPP or (3) at the beginning or end of any offering period.
If the Participant transfers shares of the Company’s common stock received upon the exercise of an option within a period of two years from the beginning of an offering period or one year from the date of receipt of the shares of the Company’s common stock (the “Holding Period”), then, in general, the Participant will have taxable ordinary income in the year in which the transfer occurs in an amount equal to the excess of the Fair Market Value at the end of the offering period over the exercise price. The Participant will have long-term or short-term capital gain (or loss) in an amount equal to the amount by which the amount received for such common stock exceeds (is less than) the Participant’s tax basis in the common stock as increased by the amount of any ordinary income recognized as a result of the disqualifying disposition, if any.
If the Participant transfers the shares of the Company’s common stock after the expiration of the holding period, he or she will generally have taxable ordinary income in the year in which the transfer occurs in an amount equal to the lesser of  (a) any excess of the Fair Market Value at the beginning of the offering period over the exercise price on that same date, and (b) any excess of the Fair Market Value on the date on which the transfer occurs over the amount paid for the shares of our common stock. The Participant will recognize capital gain (or loss) equal to the difference between the Fair Market Value on the date of such transfer and the Participant’s tax basis in the common stock as increased by the amount of any ordinary income recognized as a result of such transfer.
Tax Effect for the Company.   The Company generally will be entitled to a tax deduction for any ordinary income recognized by a Participant in respect of options granted pursuant to the ESPP. The Participant must remit to the Company an amount sufficient to satisfy all federal (including social security), state, and local withholding taxes incurred in connection with any recognition of ordinary income under the ESPP.
The Board of Directors recommends a vote FOR the approval of the ESPP.

Security Ownership of Certain Beneficial Owners and Management
The following table sets forth information as of August 2, 2019 regarding the beneficial ownership of Cision’s Ordinary Shares by:
•
Each person known to be the beneficial owner of more than 5% of Cision’s outstanding Ordinary Shares;

•
Each director and each of Cision’s named executive officers; and

•
All current executive officers and directors as a group.

Unless otherwise indicated, Cision believes that all persons named in the table have sole voting and investment power with respect to all Ordinary Shares beneficially owned by them.
Name and Address of Beneficial Owner(1)	Amount and Nature of Beneficial Ownership	Approximate Percentage of Outstanding Ordinary Shares(2)
Directors and Executive Officers:
Kevin Akeroyd	62,343(3)(4)	*
Jack Pearlstein	147,793(3)(5)	*
Rainer Mathes	1,648,549(6)	1.1%
Mark D. Ein	3,595,199(7)	2.4%
L. Dyson Dryden	1,202,805(8)	*
Stephen P. Master	9,623(9)(10)	*
Stuart J. Yarbrough	11,106(9)	*
Mark M. Anderson	23,548(9)(10)	*
Philip A. Canfield	61,179(9)(10)	*
David J. Krantz	—	—
Susan Vobejda	—	—
All directors and executive officers as a group (18 individuals)	7,117,705	4.8%
Five Percent Holders:
Baron Capital Group, Inc.	7,234,146(11)	4.9%
Cision Owner	50,490,472(9)(10)	34.0%
T. Rowe Price Associates, Inc.	10,328,394(12)	7.0%

*
Represents less than 1%.

(1)
Unless otherwise indicated, the business address of each of the individuals is 130 East Randolph St., 7th Floor, Chicago, IL 60601.

(2)
The percentage of beneficial ownership of Cision is calculated based on 148,384,467 Ordinary Shares outstanding. Unless otherwise indicated, Cision believes that all persons named in the table have sole voting and investment power with respect to all Ordinary Shares beneficially owned by them as of the date indicated.

(3)
Certain of our executive officers hold interests in Cision Owner pursuant to the Cision Owner Partnership Agreement. These executive officers have neither a controlling interest in Cision Owner nor direct or indirect voting or dispositive power with respect to Ordinary Shares of Cision held of record by Cision Owner.

(4)
Includes 27,188 options which are currently exercisable.

(5)
Includes 28,594 options which are currently exercisable.

(6)
Includes 9,844 options which are currently exercisable.

(7)
Consists of 3,587,079 ordinary shares and 8,120 RSUs which vest within 60 days of August 2, 2019. The ordinary shares beneficially owned by Mr. Ein consist of 3,575,214 shares held by Capitol Acquisition Management 3 LLC and 11,865 shares held by Leland Investments, Inc. Both entities are controlled by Mr. Ein.

(8)
Consists of 1,194,685 ordinary shares and 8,120 RSUs which vest within 60 days of August 2, 2019. The ordinary shares are held by Capitol Acquisition Founder 3 LLC, an entity controlled by Mr. Dryden.

(9)
Includes 8,120 RSUs which vest within 60 days of August 2, 2019.

(10)
Voting and dispositive power with respect to the Ordinary Shares held by Cision Owner is exercised by its general partner, Canyon Partners, Ltd., which is controlled by a majority vote of its ten-member board of directors (“Canyon Board of Directors”). GTCR Investment X AIV Ltd. (“GTCR AIV”) as the sole shareholder of Canyon Partners, Ltd. may be deemed to share voting and dispositive power over the Ordinary Shares held by Cision Owner. GTCR AIV is managed by a ten-member board of Directors (the “AIV Board of Directors”) comprised of Mark M. Anderson, Craig A. Bondy, Philip A. Canfield, Aaron D. Cohen, Sean L. Cunningham, David A. Donnini, Constantine A. Mihas, Collin E. Roche, Lawrence C. Fey IV and Benjamin J. Daverman. Each of the foregoing entities and the individual members of each of the Canyon Board of Directors and the AIV Board of Directors disclaim beneficial ownership of the shares held of record by Cision Owner except to the extent of his, her or its pecuniary interest. The address for Cision Owner, Canyon Partners, Ltd. and GTCR AIV is c/o GTCR Golder Rauner II, LLC, 300 North LaSalle Street, Suite 5600, Chicago, Illinois 60654. Messrs. Canfield and Anderson are Managing Directors of GTCR LLC, and Mr. Master is a Vice President of GTCR LLC. Each of Messrs. Canfield, Anderson and Master disclaims beneficial ownership of any units of Cision Owner beneficially owned by Canyon Partners, Ltd. and GTCR AIV, except to the extent of his indirect pecuniary interest.

(11)
The business address of Baron Capital Group, Inc. is 767 Fifth Avenue, 49th Floor, New York, NY 10153. Information derived from a Schedule 13G/A filed on February 14, 2019.

(12)
The business address of T. Rowe Price Associates, Inc. is 100 E. Pratt Street, Baltimore, MD 21202. Information derived from a Schedule 13G/A filed on February 14, 2019.

The following table sets forth information about securities authorized for issuance under Cision’s equity compensation plan as of December 31, 2018:
Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted- average exercise price of outstanding options, warrants and rights(1) (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders	2,438,894	$14.43	3,657,745
Equity compensation plans not approved by security holders	—	—	—
Total	2,438,894	$14.43	3,657,745

(1)
Weighted-average exercise price is based on 2,112,500 options outstanding as of December 31, 2018. The remaining securities consist of restricted stock units which do not have an exercise price.

Certain Relationships and Related Party Transactions
Related Party Transactions Policy
Cision has adopted a Related Party Transactions policy that sets forth the manner in which Cision considers, evaluates and, where appropriate, conducts transactions with Related Parties, which are defined as: (a) each director or officer of Cision; (b) any nominee for election as a director of Cision; (c) any security holder who is known to Cision to own of record or beneficially more than five percent (5%) of any class of Cision’s voting securities; and (d) any “Immediate Family Member” (as defined in Regulation S-K Item 404(a)) of any of the foregoing persons. For purposes of the Related Party Transactions policy, a “Related Party Transaction” means a transaction, arrangement or relationship (or any series of similar transactions, arrangements or relationships) in which Cision was, is or will be a participant and the amount involved will or may be expected to exceed $120,000 in any fiscal year, and in which any Related Party had, has or will have a direct or indirect material interest (including any transactions requiring disclosure under Item 404 of Regulation S-K promulgated under the Exchange Act). Any director, nominee for election as a director or officer who intends to enter into a Related Party Transaction shall disclose that intention and all material facts with respect to such transaction to the Audit Committee, and any other employee of Cision who intends to cause Cision to enter into any Related Party Transaction shall disclose that intention and all material facts with respect to the transaction to his or her superior, who shall be responsible for seeing that such information is reported to the Audit Committee.
The Audit Committee reviews all Related Party Transactions and approves or disapproves such transactions in advance of such transaction being given effect (subject to any permissible delegation of authority). The Audit Committee may approve the Related Party Transaction only if the Audit Committee determines in good faith that, under all of the circumstances, the transaction is in the best interests of the Company and its shareholders. In connection with approving or ratifying a Related Party Transaction, the Audit Committee shall carefully and diligently consider all of the relevant facts and circumstances relating to whether the transaction is in the best interests of Cision, including consideration of the following factors: the position within or relationship of the Related Party with Cision; the materiality of the transaction to the Related Party and Cision, including the dollar value of the transaction, without regard to profit or loss; the business purpose for and reasonableness of the transaction (including the anticipated profit or loss from the transaction), taken in the context of the alternatives available to Cision for attaining the purposes of the transaction; whether the transaction is comparable to a transaction that could be available with an unrelated party, or is on terms that Cision offers generally to persons who are not Related Parties; whether the transaction is in the ordinary course of Cision’s business and was proposed and considered in the ordinary course of business; the effect of the transaction on Cision’s business and operations, including on Cision’s internal control over financial reporting and system of disclosure controls or procedures; any additional conditions or controls (including reporting and review requirements) that should be applied to such transaction; whether the Related Party Transaction was initiated by Cision or the Related Party; the Related Party’s interest in the Related Party Transaction; and any other information regarding the Related Party Transaction or the Related Party that would be material to investors in light of the circumstances of the particular transaction.
These procedures are intended to determine whether any Related Party Transaction impairs the independence of a director or presents a conflict of interest on the part of a directors, employee or officer.
Warrant Exchange
In May 2018, Cision completed an exchange offer relating to its outstanding warrants, whereby the holders of the warrants were offered 0.26 Cision ordinary shares for each outstanding warrant tendered (the “Warrant Exchange Offer”). Each of Cision Owner, Mark D. Ein and L. Dyson Dryden participated in the Warrant Exchange Offer and tendered all of the warrants held by them. In connection with the closing of the Warrant Exchange Offer, Cision issued an aggregate of 6,100,209 ordinary shares (including 528,331 ordinary shares to Cision Owner and 1,124,319 and 374,773 ordinary shares to Messrs. Ein and Dryden, respectively) in exchange for 23,462,423 warrants. In June 2018, the 1,037,577 outstanding warrants that did not participate in the exchange were converted into 242,780 ordinary shares pursuant to an amendment to the warrant agreement authorized in connection with the Warrant Exchange Offer.

Registration Rights Agreement
In connection with the consummation of the Business Combination, we entered into a registration rights agreement with Cision Owner and affiliates of Mark D. Ein and L. Dyson Dryden (the “Registration Rights Agreement”). The parties are entitled to have registered, in certain circumstances, the resale of the ordinary shares of Cision held by them, subject to certain conditions set forth therein.
Pursuant to the Registration Rights Agreement, Cision Owner is entitled to request that Cision register its shares on a long-form or short-form registration statement on one or more occasions in the future, which registrations may be “shelf registrations.” In certain limited circumstances, the holder of a majority of registrable securities held by the affiliates of Messrs. Ein and Dryden are entitled to make demand registrations. The parties to the Registration Rights Agreement are entitled to participate in certain registered offerings by Holdings, subject to certain limitations and restrictions. Cision will pay expenses of the parties incurred in connection with the exercise of their rights under this agreement.
Nominating Agreement
Pursuant to the Nominating Agreement, Cision Owner (or its affiliates) has the right to designate nominees for election to the Board of Directors for so long as Cision Owner beneficially owns 5% or more of the total number of Cision’s ordinary shares then outstanding. The number of nominees that Cision Owner (or its affiliates) is entitled to nominate under the Nominating Agreement is dependent on its beneficial ownership of ordinary shares. For so long as Cision Owner beneficially owns a number of ordinary shares equal to or greater than 35%, 15% or 5%, respectively, of the total number issued and outstanding, Cision Owner will have the right to nominate three, two or one director(s), respectively. In addition, Cision Owner has the right to designate the replacement for any of its designees whose board service has terminated prior to the end of the director’s term, regardless of Cision Owner’s beneficial ownership at such time. Cision Owner has the right to have its designees participate on committees of the Board of Directors, subject to compliance with applicable law and stock exchange listing rules. So long as GTCR and its affiliates are the beneficial owners of a majority of the ordinary shares of Cision held by Cision Owner, Cision Owner will, upon the request of GTCR, assign all of its rights under the Nominating Agreement to GTCR (or one of its affiliates).
Independence of Directors
As a result of its Ordinary Shares being listed on the New York Stock Exchange, Cision adheres to the rules of such exchange in determining whether a director is independent. The Board of Directors has consulted, and will consult, with its counsel to ensure that the board’s determinations are consistent with those rules and all relevant securities and other laws and regulations regarding the independence of directors. The New York Stock Exchange listing standards generally define an “independent director” as a person, other than an executive officer of a company or any other individual having a relationship which, in the opinion of the issuer’s board of directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. The board has determined that Mr. Anderson, Mr. Canfield, Mr. Ein, Mr. Dryden, Mr. Master, Mr. Yarbrough and Ms. Vobejda are independent directors. The board has determined that Mr. Akeroyd is not an independent director on account of his employment with Cision.

Other Matters
Section 16(a) Beneficial Ownership Reporting Compliance
Section 16(a) of the Exchange Act requires all directors and certain executive officers and persons who own more than 10% of a registered class of our equity securities to file with the SEC within specified due dates reports of ownership and reports of changes of ownership of our ordinary shares and our other equity securities. These persons are required by SEC regulations to furnish us with copies of all Section 16(a) reports they file. Based on reports and written representations furnished to us by these persons, we believe that all directors and relevant executive officers complied with these filing requirements for the Company during 2018.
Proxy Solicitation
Our directors and officers may solicit proxies by telephone, electronic transmission and personally. Our directors and officers will not receive any special compensation for such services.
Shareholder Proposals
Shareholders interested in submitting a proposal for inclusion in the proxy materials for the 2020 Annual Meeting may do so by following the procedures prescribed in Rule 14a-8 of the Exchange Act. To be eligible for inclusion, shareholder proposals must be submitted in writing to the Secretary, Cision Ltd., 130 E. Randolph St., 7th Floor, Chicago, IL 60601 and must be received no later than April 11, 2020 unless the date of our 2020 Annual Meeting is changed by more than 30 days from August 28, 2020, in which case the proposal must be received a reasonable time before we begin to print and mail our proxy materials. Any proposals submitted for inclusion in the proxy must also comply with the advance notice provisions of our Articles described below.
Shareholders who intend to present proposals at the 2020 Annual Meeting other than pursuant to Rule 14a-8 must submit such proposals in writing by notice delivered or mailed by first-class United States mail, postage prepaid, to the Secretary, Cision Ltd., 130 E. Randolph St., 7th Floor, Chicago, IL 60601, and such proposals must be received no earlier than April 30, 2020 and no later than May 30, 2020. Shareholders who wish to nominate a director must additionally be a shareholder of record on both the date of the giving of notice by such shareholder and the record date for the determination of shareholders entitled to vote at the 2020 Annual Meeting and on each such date beneficially own more than 15% of the issued ordinary shares of the Company (unless contrary to applicable law). Such proposals must additionally meet the requirements set forth in the rules and regulations of the SEC, as well as the informational, notice and other requirements related to proposals set forth in Article 16 of the Company’s amended and restated memorandum and articles of association.
Director’s Attendance at the Annual Meeting
The Company invites members of the Board of Directors to attend its annual shareholder meetings and requires that they make every effort to attend the annual meetings absent an unavoidable and irreconcilable conflict. Each member of the Board of Directors attended our 2018 Annual Meeting.
Householding
We have adopted a procedure called “householding,” which the SEC has approved. Under this procedure, we deliver a single copy of our proxy materials to multiple shareholders who share the same address unless we have received contrary instructions from one or more of the shareholders. This procedure reduces our printing costs, mailing costs, and fees. Shareholders who participate in householding will continue to be able to access and receive separate proxy cards. Upon written or oral request, we will deliver promptly a separate copy of our proxy materials to any shareholders at a shared address to which we delivered a single copy of any of these materials. To receive a separate copy, or, if a shareholder is receiving multiple copies, to request that we only send a single copy of our proxy materials, such shareholder may contact us at (866) 639-5087 or at the following address:
Cision Ltd.
Attn: Secretary
130 E. Randolph St., 7th Floor
Chicago, IL 60601
Shareholders who beneficially own ordinary shares held in street name may contact their brokerage firm, bank, broker-dealer or other similar organization to request information about householding.
Availability of Annual Report, SEC Filings, Code of Conduct and Committee Charters
Our audited consolidated financial statements for fiscal 2018 are included in the Annual Report, which will be made available to shareholders at the same time as this Proxy Statement. This Proxy Statement and the Annual Report, along with copies of our Code of Conduct, Corporate Governance Guidelines and other governance documents, as well as the charters of the Audit Committee, the Compensation Committee and the Corporate Governance and Nominating Committee, are posted on and may be obtained through our website at www.cision.com and are available from the SEC at its website at www.sec.gov. You may also obtain a copy of these documents without charge by sending a written request to Cision Ltd., Attn: Secretary, 130 E. Randolph Street, 7th Floor, Chicago, IL 60601.
Other Business
Other than the six proposals described in this Proxy Statement, the Board of Directors does not know of any other matters to be presented at the Annual Meeting. If any additional matters are properly presented at the Annual Meeting, the officers named herein will have discretion to vote the ordinary shares they represent in accordance with their own judgment on such matters.

ANNEX A

CISION LTD.

2017 OMNIBUS INCENTIVE PLAN
(as Amended and Restated Effective July 24, 2019)

ARTICLE I
PURPOSE
The purpose of this Cision Ltd. 2017 Omnibus Incentive Plan (as Amended and Restated Effective July 24, 2019) is to enhance the profitability and value of the Company for the benefit of its stockholders by enabling the Company to offer Eligible Individuals cash and stock-based incentives in order to attract, retain and reward such individuals and strengthen the mutuality of interests between such individuals and the Company’s stockholders. The Plan is effective as of the date set forth in Article XV.
ARTICLE II
DEFINITIONS
For purposes of the Plan, the following terms shall have the following meanings:
2.1 “Affiliate” means each of the following: (a) any Subsidiary; (b) any Parent; (c) any corporation, trade or business (including, without limitation, a partnership or limited liability company) which is directly or indirectly controlled 50% or more (whether by ownership of stock, assets or an equivalent ownership interest or voting interest) by the Company or one of its Affiliates; (d) any trade or business (including, without limitation, a partnership or limited liability company) which directly or indirectly controls 50% or more (whether by ownership of stock, assets or an equivalent ownership interest or voting interest) of the Company; and (e) any other entity in which the Company or any of its Affiliates has a material equity interest and which is designated as an “Affiliate” by resolution of the Committee; provided that, unless otherwise determined by the Committee, the Common Stock subject to any Award constitutes “service recipient stock” for purposes of Section 409A of the Code or otherwise does not subject the Award to Section 409A of the Code.
2.2 “Award” means any award under the Plan of any Stock Option, Stock Appreciation Right, Restricted Stock Award, Performance Award, Other Stock-Based Award or Other Cash-Based Award. All Awards shall be granted by, confirmed by, and subject to the terms of, a written agreement executed by the Company and the Participant.
2.3 “Award Agreement” means the written or electronic agreement setting forth the terms and conditions applicable to an Award.
2.4 “Board” means the Board of Directors of the Company.
2.5 “Cause” means, unless otherwise determined by the Committee in the applicable Award Agreement, with respect to a Participant’s Termination of Employment or Termination of Consultancy, the following: (a) in the case where there is no employment, consulting, change in control or similar agreement in effect between the Company or an Affiliate and the Participant at the time of the grant of the Award (or where there is such an agreement but it does not define “cause” (or words of like import)), termination due to a Participant’s insubordination, dishonesty, fraud, incompetence, moral turpitude, willful misconduct, refusal to perform the Participant’s duties or responsibilities (for any reason other than illness or incapacity) or materially unsatisfactory performance of the Participant’s duties for the Company or an Affiliate, in each case, as determined by the Committee in its good faith discretion; or (b) in the case where there is an employment, consulting, change in control or similar agreement in effect between the Company or an Affiliate and the Participant at the time of the grant of the Award that defines “cause” (or words of like import), “cause” as defined under such agreement; provided, however, that with regard to any agreement under which the definition of  “cause” only applies on occurrence of a change in control, such definition of

“cause” shall not apply until a Change in Control actually takes place and then only with regard to a termination thereafter. With respect to a Participant’s Termination of Directorship, “cause” means an act or failure to act that constitutes cause for removal of a director under applicable Delaware law.
2.6 “Change in Control” has the meaning set forth in 11.2.
2.7 “Change in Control Price” has the meaning set forth in Section 11.1.
2.8 “Code” means the Internal Revenue Code of 1986, as amended. Any reference to any section of the Code shall also be a reference to any successor provision and any treasury regulation promulgated thereunder.
2.9 “Committee” means any committee of the Board duly authorized by the Board to administer the Plan. If no committee is duly authorized by the Board to administer the Plan, the term “Committee” shall be deemed to refer to the Board for all purposes under the Plan.
2.10 “Common Stock” means the ordinary shares, par value $0.0001 per share, of the Company.
2.11 “Company” means Cision Ltd., an exempted company incorporated in the Cayman Islands with limited liability, and its successors by operation of law.
2.12 “Consultant” means any Person who is an advisor or consultant to the Company or its Affiliates.
2.13 “Disability” means, unless otherwise determined by the Committee in the applicable Award Agreement, with respect to a Participant’s Termination, a permanent and total disability as defined in Section 22(e)(3) of the Code. A Disability shall only be deemed to occur at the time of the determination by the Committee of the Disability. Notwithstanding the foregoing, for Awards that are subject to Section 409A of the Code, Disability shall mean that a Participant is disabled under Section 409A(a)(2)(C)(i) or (ii) of the Code.
2.14 “Effective Date” means the effective date of the Plan as defined in Article XV.
2.15 “Eligible Employee” means each employee of the Company or an Affiliate.
2.16 “Eligible Individual” means an Eligible Employee, independent Non-Employee Director, or Consultant who is designated by the Committee in its discretion as eligible to receive Awards subject to the conditions set forth herein.
2.17 “Exchange Act” means the Securities Exchange Act of 1934, as amended. Reference to a specific section of the Exchange Act or regulation thereunder shall include such section or regulation, any valid regulation or interpretation promulgated under such section, and any comparable provision of any future legislation or regulation amending, supplementing or superseding such section or regulation.
2.18 “Fair Market Value” means, for purposes of the Plan, unless otherwise required by any applicable provision of the Code or any regulations issued thereunder, as of any date and except as provided below, the last sales price reported for the Common Stock on the applicable date: (a) as reported on the principal national securities exchange in the United States on which it is then traded, or (b) if the Common Stock is not traded, listed or otherwise reported or quoted, the Committee shall determine in good faith the Fair Market Value in whatever manner it considers appropriate taking into account the requirements of Section 409A of the Code. For purposes of any Award granted in connection with the Registration Date, the Fair Market Value shall be the public offering price in the initial public offering as set forth on the cover of the prospectus. For purposes of the exercise of any Award, the applicable date shall be the date a notice of exercise is received by the Committee or, if not a day on which the applicable market is open, the next day that it is open.
2.19 “Family Member” means the Participant’s child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, any person sharing the Participant’s household (other than a tenant or employee), a trust in which these persons have more than fifty percent (50%) of the beneficial interest, a foundation in which these persons (or the Participant) control the management of assets, and any other entity in which these persons (or the Participant) own more than fifty percent (50%) of the voting interests.

2.20 “Incentive Stock Option” means any Stock Option awarded to an Eligible Employee of the Company, its Subsidiaries and its Parents (if any) under the Plan intended to be and designated as an “Incentive Stock Option” within the meaning of Section 422 of the Code.
2.21 “Lead Underwriter” has the meaning set forth in Section 14.19.
2.22 “Lock-Up Period” has the meaning set forth in Section 14.19.
2.23 “Non-Employee Director” means a director or a member of the Board or the board of directors of any Affiliate who is not an active employee of the Company or any Affiliate.
2.24 “Non-Qualified Stock Option” means any Stock Option awarded under the Plan that is not an Incentive Stock Option.
2.25 “Non-Tandem Stock Appreciation Right” means the right to receive an amount in cash and/or stock equal to the difference between (a) the Fair Market Value of a share of Common Stock on the date such right is exercised, and (b) the aggregate exercise price of such right, otherwise than on surrender of a Stock Option.
2.26 “Other Cash-Based Award” means an Award granted pursuant to Section 10.3 of the Plan and payable in cash at such time or times and subject to such terms and conditions as determined by the Committee in its sole discretion.
2.27 “Other Stock-Based Award” means an Award under Article X of the Plan that is valued in whole or in part by reference to, or is payable in or otherwise based on, Common Stock, including, without limitation, an Award valued by reference to an Affiliate.
2.28 “Parent” means any parent corporation of the Company within the meaning of Section 424(e) of the Code.
2.29 “Participant” means an Eligible Individual to whom an Award has been granted pursuant to the Plan.
2.30 “Performance Award” means an Award granted to a Participant pursuant to Article IX hereof contingent upon achieving certain Performance Goals.
2.31 “Performance Goals” means goals established by the Committee as contingencies for Awards to vest and/or become exercisable or distributable based on one or more of the performance goals set forth in Exhibit A hereto.
2.32 “Performance Period” means the designated period during which the Performance Goals must be satisfied with respect to the Award to which the Performance Goals relate.
2.33 “Person” means an individual, a partnership, a corporation, a limited liability company, an association, a joint stock company, a trust, a joint venture, an unincorporated organization and a government or any branch, department, agency, political subdivision or official thereof.
2.34 “Plan” means this Cision Ltd. 2017 Omnibus Incentive Plan (as Amended and Restated Effective July 24, 2019), as amended from time to time.
2.35 “Proceeding” has the meaning set forth in Section 14.8.
2.36 “Reference Stock Option” has the meaning set forth in Section 7.1.
2.37 “Registration Date” means the date on which the Company consummates the sale of its Common Stock in a bona fide, firm commitment underwriting pursuant to a registration statement under the Securities Act.
2.38 “Reorganization” has the meaning set forth in Section 4.2(b)(ii).
2.39 “Restricted Stock” means an Award of shares of Common Stock under the Plan that is subject to restrictions under Article VIII.
2.40 “Restriction Period” has the meaning set forth in Section 8.3(a) with respect to Restricted Stock.

2.41 “Rule 16b-3” means Rule 16b-3 under Section 16(b) of the Exchange Act as then in effect or any successor provision.
2.42 “Section 162(m) of the Code” means the exception for performance-based compensation under Section 162(m) of the Code and any applicable treasury regulations thereunder.
2.43 “Section 409A of the Code” means the nonqualified deferred compensation rules under Section 409A of the Code and any applicable treasury regulations and other official guidance thereunder.
2.44 “Securities Act” means the Securities Act of 1933, as amended and all rules and regulations promulgated thereunder. Reference to a specific section of the Securities Act or regulation thereunder shall include such section or regulation, any valid regulation or interpretation promulgated under such section, and any comparable provision of any future legislation or regulation amending, supplementing or superseding such section or regulation.
2.45 “Stock Appreciation Right” means the right pursuant to an Award granted under Article VII.
2.46 “Stock Option” or “Option” means any option to purchase shares of Common Stock granted to Eligible Individuals granted pursuant to Article VI.
2.47 “Subsidiary” means any subsidiary corporation of the Company within the meaning of Section 424(f) of the Code.
2.48 “Tandem Stock Appreciation Right” means the right to surrender to the Company all (or a portion) of a Stock Option in exchange for an amount in cash and/or stock equal to the difference between (a) the Fair Market Value on the date such Stock Option (or such portion thereof) is surrendered, of the Common Stock covered by such Stock Option (or such portion thereof), and (b) the aggregate exercise price of such Stock Option (or such portion thereof).
2.49 “Ten Percent Stockholder” means a Person owning stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company, its Subsidiaries or its Parent.
2.50 “Termination” means a Termination of Consultancy, Termination of Directorship or Termination of Employment, as applicable.
2.51 “Termination of Consultancy” means: (a) that the Consultant is no longer acting as a consultant to the Company or an Affiliate; or (b) when an entity which is retaining a Participant as a Consultant ceases to be an Affiliate, unless the Participant otherwise is, or thereupon becomes, a Consultant to the Company or another Affiliate at the time the entity ceases to be an Affiliate. In the event that a Consultant becomes an Eligible Employee or a Non-Employee Director upon the termination of such Consultant’s consultancy, unless otherwise determined by the Committee, in its sole discretion, no Termination of Consultancy shall be deemed to occur until such time as such Consultant is no longer a Consultant, an Eligible Employee or a Non-Employee Director. Notwithstanding the foregoing, the Committee may otherwise define Termination of Consultancy in the Award Agreement or, if no rights of a Participant are reduced, may otherwise define Termination of Consultancy thereafter, provided that any such change to the definition of the term “Termination of Consultancy” does not subject the applicable Award to Section 409A of the Code.
2.52 “Termination of Directorship” means that the Non-Employee Director has ceased to be a director or member of the Board and the board of directors of any affiliate of the Company; provided that if a Non-Employee Director becomes an Eligible Employee or a Consultant upon the termination of such Non-Employee Director’s directorship, such Non-Employee Director’s ceasing to be a director or member of the Board and the board of directors of any affiliate of the Company shall not be treated as a Termination of Directorship unless and until the Participant has a Termination of Employment or Termination of Consultancy, as the case may be.
2.53 “Termination of Employment” means: (a) a termination of employment (for reasons other than a military or personal leave of absence granted by the Company) of a Participant from the Company and its Affiliates; or (b) when an entity which is employing a Participant ceases to be an Affiliate, unless the Participant otherwise is, or thereupon becomes, employed by the Company or another Affiliate at the time the entity ceases to be an Affiliate. In the event that an Eligible Employee becomes a Consultant or a Non-Employee Director upon the termination of such Eligible Employee’s employment, unless otherwise determined by the Committee, in its sole discretion, no Termination of Employment shall be deemed to occur until such time as such Eligible Employee is no longer an Eligible Employee, a Consultant or a Non-Employee Director. Notwithstanding the foregoing, the Committee may otherwise define Termination of Employment in the Award Agreement or, if no rights of a Participant are reduced, may otherwise define Termination of Employment thereafter, provided that any such change to the definition of the term “Termination of Employment” does not subject the applicable Award to Section 409A of the Code.
2.54 “Transfer” means: (a) when used as a noun, any direct or indirect transfer, sale, assignment, pledge, hypothecation, encumbrance or other disposition (including the issuance of equity in any entity), whether for value or no value and whether voluntary or involuntary (including by operation of law), and (b) when used as a verb, to directly or indirectly transfer, sell, assign, pledge, encumber, charge, hypothecate or otherwise dispose of  (including the issuance of equity in any entity) whether for value or for no value and whether voluntarily or involuntarily (including by operation of law). “Transferred” and “Transferable” shall have a correlative meaning.
ARTICLE III
ADMINISTRATION
3.1 The Committee.   The Plan shall be administered and interpreted by the Committee. To the extent required by applicable law, rule or regulation, it is intended that each member of the Committee shall qualify as (a) a “non-employee director” under Rule 16b-3, (b) an “outside director” under Section 162(m) of the Code and (c) an “independent director” under the rules of any national securities exchange or national securities association, as applicable. If it is later determined that one or more members of the Committee do not so qualify, actions taken by the Committee prior to such determination shall be valid despite such failure to qualify.
3.2 Grants of Awards.   The Committee shall have full authority to grant, pursuant to the terms of the Plan, to Eligible Individuals: (i) Stock Options, (ii) Stock Appreciation Rights, (iii) Restricted Stock Awards, (iv) Performance Awards; (v) Other Stock-Based Awards; and (vi) Other Cash-Based Awards. In particular, the Committee shall have the authority:
to select the Eligible Individuals to whom Awards may from time to time be granted hereunder;
to determine whether and to what extent Awards, or any combination thereof, are to be granted hereunder to one or more Eligible Individuals;
to determine the number of shares of Common Stock to be covered by each Award granted hereunder;
to determine the terms and conditions, not inconsistent with the terms of the Plan, of any Award granted hereunder (including, but not limited to, the exercise or purchase price (if any), any restriction or limitation, any vesting schedule or acceleration thereof, or any forfeiture restrictions or waiver thereof, regarding any Award and the shares of Common Stock relating thereto, based on such factors, if any, as the Committee shall determine, in its sole discretion);
to determine the amount of cash to be covered by each Award granted hereunder;
to determine whether, to what extent and under what circumstances grants of Options and other Awards under the Plan are to operate on a tandem basis and/or in conjunction with or apart from other awards made by the Company outside of the Plan;
to determine whether and under what circumstances a Stock Option may be settled in cash, Common Stock and/or Restricted Stock under Section 6.4(d);
to determine whether a Stock Option is an Incentive Stock Option or Non-Qualified Stock Option;
to determine whether to require a Participant, as a condition of the granting of any Award, to not sell or otherwise dispose of shares acquired pursuant to the exercise of an Award for a period of time as determined by the Committee, in its sole discretion, following the date of the acquisition of such Award;

to modify, extend or renew an Award, subject to Article XII and Section 6.4(l), provided, however, that such action does not subject the Award to Section 409A of the Code without the consent of the Participant; and
solely to the extent permitted by applicable law, to determine whether, to what extent and under what circumstances to provide loans (which may be on a recourse basis and shall bear interest at the rate the Committee shall provide) to Participants in order to exercise Options under the Plan.
3.3 Guidelines.   Subject to Article XII hereof, the Committee shall have the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan and perform all acts, including the delegation of its responsibilities (to the extent permitted by applicable law and applicable stock exchange rules), as it shall, from time to time, deem advisable; to construe and interpret the terms and provisions of the Plan and any Award issued under the Plan (and any agreements relating thereto); and to otherwise supervise the administration of the Plan. The Committee may correct any defect, supply any omission or reconcile any inconsistency in the Plan or in any agreement relating thereto in the manner and to the extent it shall deem necessary to effectuate the purpose and intent of the Plan. The Committee may adopt special guidelines and provisions for Persons who are residing in or employed in, or subject to, the taxes of, any domestic or foreign jurisdictions to comply with applicable tax and securities laws of such domestic or foreign jurisdictions. Notwithstanding the foregoing, no action of the Committee under this Section 3.3 shall impair the rights of any Participant without the Participant’s consent. To the extent applicable, the Plan is intended to comply with the applicable requirements of Rule 16b-3, and with respect to Awards intended to be “performance-based,” the applicable provisions of Section 162(m) of the Code, and the Plan shall be limited, construed and interpreted in a manner so as to comply therewith.
3.4 Decisions Final.   Any decision, interpretation or other action made or taken in good faith by or at the direction of the Company, the Board or the Committee (or any of its members) arising out of or in connection with the Plan shall be within the absolute discretion of all and each of them, as the case may be, and shall be final, binding and conclusive on the Company and all employees and Participants and their respective heirs, executors, administrators, successors and assigns.
3.5 Procedures.   If the Committee is appointed, the Board shall designate one of the members of the Committee as chairman and the Committee shall hold meetings, subject to the By-Laws of the Company, at such times and places as it shall deem advisable, including, without limitation, by telephone conference or by written consent to the extent permitted by applicable law. A majority of the Committee members shall constitute a quorum. All determinations of the Committee shall be made by a majority of its members. Any decision or determination reduced to writing and signed by all of the Committee members in accordance with the By-Laws of the Company, shall be fully effective as if it had been made by a vote at a meeting duly called and held. The Committee shall keep minutes of its meetings and shall make such rules and regulations for the conduct of its business as it shall deem advisable.
3.6 Designation of Consultants/Liability.
The Committee may designate employees of the Company and professional advisors to assist the Committee in the administration of the Plan and (to the extent permitted by applicable law and applicable exchange rules) may grant authority to officers to grant Awards and/or execute agreements or other documents on behalf of the Committee. In the event of any designation of authority hereunder, subject to applicable law, applicable stock exchange rules and any limitations imposed by the Committee in connection with such designation, such designee or designees shall have the power and authority to take such actions, exercise such powers and make such determinations that are otherwise specifically designated to the Committee hereunder.
The Committee may employ such legal counsel, consultants and agents as it may deem desirable for the administration of the Plan and may rely upon any opinion received from any such counsel or consultant and any computation received from any such consultant or agent. Expenses incurred by the Committee or the Board in the engagement of any such counsel, consultant or agent shall be paid by the Company. The Committee, its members and any Person designated pursuant to Section 3.6(a) shall not be liable for any action or determination made in good faith with respect to the Plan. To the maximum extent permitted by applicable law, no officer of the Company or member or former member of the Committee or of the Board shall be liable for any action or determination made in good faith with respect to the Plan or any Award granted under it.

3.7 Indemnification.   To the maximum extent permitted by applicable law and the Certificate of Incorporation and By-Laws of the Company and to the extent not covered by insurance directly insuring such Person, each officer or employee of the Company or any Affiliate and member or former member of the Committee or the Board shall be indemnified and held harmless by the Company against any cost or expense (including reasonable fees of counsel reasonably acceptable to the Committee) or liability (including any sum paid in settlement of a claim with the approval of the Committee), and advanced amounts necessary to pay the foregoing at the earliest time and to the fullest extent permitted, arising out of any act or omission to act in connection with the administration of the Plan, except to the extent arising out of such officer’s, employee’s, member’s or former member’s own fraud or bad faith. Such indemnification shall be in addition to any right of indemnification the employees, officers, directors or members or former officers, directors or members may have under applicable law or under the Certificate of Incorporation or By-Laws of the Company or any Affiliate. Notwithstanding anything else herein, this indemnification will not apply to the actions or determinations made by an individual with regard to Awards granted to such individual under the Plan.
3.8 No Stockholder Rights.   Unless otherwise stated in the related Award Agreement, an individual holding or exercising an Award shall have none of the rights of a Company stockholder (for example, the right to receive cash or dividend payments or distributions attributable to the subject shares or to direct the voting of the subject shares) until the shares covered thereby are fully paid and issued. Except as provided in the related Award Agreement, no adjustment shall be made for dividends, distributions, or other rights for which the record date is before the date of such issuance.
ARTICLE IV
SHARE LIMITATION
4.1 Shares.   (a) The aggregate number of shares of Common Stock that may be issued or used for reference purposes or with respect to which Awards may be granted under the Plan shall not exceed 9,100,000 shares (subject to any increase or decrease pursuant to Section 4.2), which may be either authorized and unissued Common Stock or Common Stock held in or acquired for the treasury of the Company or both. The maximum number of shares of Common Stock with respect to which Incentive Stock Options may be granted under the Plan shall be 9,100,000 shares. If any Option, Stock Appreciation Right or Other Stock-Based Awards granted under the Plan expires, terminates or is canceled for any reason without having been exercised in full, the number of shares of Common Stock underlying any unexercised Award shall again be available for the purpose of Awards under the Plan. If any shares of Restricted Stock, Performance Awards or Other Stock-Based Awards denominated in shares of Common Stock awarded under the Plan to a Participant are forfeited for any reason, the number of forfeited shares of Restricted Stock, Performance Awards or Other Stock-Based Awards denominated in shares of Common Stock shall again be available for purposes of Awards under the Plan. If any shares of Common Stock are withheld to satisfy tax withholding obligations on an Award issued under the Plan, the number of shares of Common Stock withheld shall not again be available for purposes of Awards under the Plan. Any Award under the Plan settled in cash shall not be counted against the foregoing maximum share limitations. The maximum number of shares of Common Stock subject to any Award of Stock Options, or Stock Appreciation Rights which may be granted under the Plan during any fiscal year of the Company to any Participant shall be 9,100,000 shares (which shall be subject to any further increase or decrease pursuant to Section 4.2).
Annual Non-Employee Director Award Limitation.   The aggregate grant date fair value (computed as of the date of grant in accordance with applicable financial accounting rules) of all Awards granted under the Plan to any individual Non-Employee Director in any fiscal year of the Company (excluding Awards made pursuant to deferred compensation arrangements in lieu of all or a portion of cash retainers and any stock dividends payable in respect of outstanding Awards) shall not exceed $500,000.
4.2 Changes.
The existence of the Plan and the Awards granted hereunder shall not affect in any way the right or power of the Board, the Committee or the stockholders of the Company to make or authorize (i) any adjustment, recapitalization, reorganization, stock split, or other change in the Company’s capital structure or its business, (ii) any merger or consolidation of the Company or any Affiliate, (iii) any issuance of bonds, debentures, preferred or prior preference stock ahead of or affecting the Common Stock, (iv) the dissolution or liquidation of the Company or any Affiliate, (v) any sale or transfer of all or part of the assets or business of the Company or any Affiliate or (vi) any other corporate act or proceeding.
Subject to the provisions of Section 11.1:
(i) If the Company at any time subdivides (by any split, recapitalization or otherwise) the outstanding Common Stock into a greater number of shares of Common Stock, or combines (by reverse split, combination or otherwise) its outstanding Common Stock into a lesser number of shares of Common Stock, then the respective exercise prices for outstanding Awards that provide for a Participant elected exercise and the number of shares of Common Stock covered by outstanding Awards shall be appropriately adjusted by the Committee to prevent dilution or enlargement of the rights granted to, or available for, Participants under the Plan.
(ii) Excepting transactions covered by Section 4.2(b)(i), if the Company effects any merger, consolidation, statutory exchange, spin-off, reorganization, sale or transfer of all or substantially all the Company’s assets or business, or other corporate transaction or event in such a manner that the Company’s outstanding shares of Common Stock are converted into the right to receive (or the holders of Common Stock are entitled to receive in exchange therefor), either immediately or upon liquidation of the Company, securities or other property of the Company or other entity (each, a “Reorganization” ), then, subject to the provisions of Section 11.1, (A) the aggregate number or kind of securities that thereafter may be issued under the Plan, (B) the number or kind of securities or other property (including cash) to be issued pursuant to Awards granted under the Plan (including as a result of the assumption of the Plan and the obligations hereunder by a successor entity, as applicable), or (C) the purchase price thereof, shall be appropriately adjusted by the Committee to prevent dilution or enlargement of the rights granted to, or available for, Participants under the Plan.
(iii) If there shall occur any change in the capital structure of the Company other than those covered by Section 4.2(b)(i) or 4.2(b)(ii), including by reason of any extraordinary dividend (whether cash or equity), any conversion, any adjustment, any issuance of any class of securities convertible or exercisable into, or exercisable for, any class of equity securities of the Company, then the Committee may adjust any Award and make such other adjustments to the Plan to prevent dilution or enlargement of the rights granted to, or available for, Participants under the Plan.
(iv) Any such adjustment determined by the Committee pursuant to this Section 4.2(b) shall be final, binding and conclusive on the Company and all Participants and their respective heirs, executors, administrators, successors and permitted assigns. Any adjustment to, or assumption or substitution of, an Award under this Section 4.2(b) shall be intended to comply with the requirements of Section 409A of the Code and Treasury Regulation §1.424-1 (and any amendments thereto), to the extent applicable. Except as expressly provided in this Section 4.2 or in the applicable Award Agreement, a Participant shall have no additional rights under the Plan by reason of any transaction or event described in this Section 4.2.
(v) Fractional shares of Common Stock resulting from any adjustment in Awards pursuant to Section 4.2(a) or this Section 4.2(b) shall be aggregated until, and eliminated at, the time of exercise or payment by rounding-down for fractions less than one-half and rounding-up for fractions equal to or greater than one-half. No cash settlements shall be required with respect to fractional shares eliminated by rounding. Notice of any adjustment shall be given by the Committee to each Participant whose Award has been adjusted and such adjustment (whether or not such notice is given) shall be effective and binding for all purposes of the Plan.
4.3 Minimum Purchase Price.   Notwithstanding any provision of the Plan to the contrary, if authorized but previously unissued shares of Common Stock are issued under the Plan, such shares shall not be issued for a consideration that is less than as permitted under applicable law.

ARTICLE V
ELIGIBILITY
5.1 General Eligibility.   All current and prospective Eligible Individuals are eligible to be granted Awards. Eligibility for the grant of Awards and actual participation in the Plan shall be determined by the Committee in its sole discretion.
5.2 Incentive Stock Options.   Notwithstanding the foregoing, only Eligible Employees of the Company, its Subsidiaries and its Parent (if any) are eligible to be granted Incentive Stock Options under the Plan. Eligibility for the grant of an Incentive Stock Option and actual participation in the Plan shall be determined by the Committee in its sole discretion.
5.3 General Requirement.   The vesting and exercise of Awards granted to a prospective Eligible Individual are conditioned upon such individual actually becoming an Eligible Employee, Consultant or Non-Employee Director, respectively.
ARTICLE VI
STOCK OPTIONS
6.1 Options.   Stock Options may be granted alone or in addition to other Awards granted under the Plan. Each Stock Option granted under the Plan shall be of one of two types: (a) an Incentive Stock Option or (b) a Non-Qualified Stock Option.
6.2 Grants.   The Committee shall have the authority to grant to any Eligible Employee one or more Incentive Stock Options, Non-Qualified Stock Options, or both types of Stock Options. The Committee shall have the authority to grant any Consultant or Non-Employee Director one or more Non-Qualified Stock Options. To the extent that any Stock Option does not qualify as an Incentive Stock Option (whether because of its provisions or the time or manner of its exercise or otherwise), such Stock Option or the portion thereof which does not so qualify shall constitute a separate Non-Qualified Stock Option.
6.3 Incentive Stock Options.   Notwithstanding anything in the Plan to the contrary, no term of the Plan relating to Incentive Stock Options shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be so exercised, so as to disqualify the Plan under Section 422 of the Code, or, without the consent of the Participants affected, to disqualify any Incentive Stock Option under such Section 422.
6.4 Terms of Options.   Options granted under the Plan shall be subject to the following terms and conditions and shall be in such form and contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Committee shall deem desirable:
Exercise Price.   The exercise price per share of Common Stock subject to a Stock Option shall be determined by the Committee at the time of grant, provided that the per share exercise price of a Stock Option shall not be less than 100% (or, in the case of an Incentive Stock Option granted to a Ten Percent Stockholder, 110%) of the Fair Market Value of the Common Stock at the date of grant.
Stock Option Term.   The term of each Stock Option shall be fixed by the Committee, provided that no Stock Option shall be exercisable more than 10 years after the date the Option is granted; and provided further that the term of an Incentive Stock Option granted to a Ten Percent Stockholder shall not exceed five years.
Exercisability.   Unless otherwise provided by the Committee in accordance with the provisions of this Section 6.4, Stock Options granted under the Plan shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee at the time of grant. If the Committee provides, in its discretion, that any Stock Option is exercisable subject to certain limitations (including, without limitation, that such Stock Option is exercisable only in installments or within certain time periods), the Committee may waive such limitations on the exercisability at any time at or after the time of grant in whole or in part (including, without limitation, waiver of the installment exercise provisions or acceleration of the time at which such Stock Option may be exercised), based on such factors, if any, as the Committee shall determine, in its sole discretion.

Method of Exercise.   Subject to whatever installment exercise and waiting period provisions apply under Section 6.4(c), to the extent vested, Stock Options may be exercised in whole or in part at any time during the Option term, by giving written notice of exercise to the Company specifying the number of shares of Common Stock to be purchased. Such notice shall be accompanied by payment in full of the purchase price as follows: (i) in cash or by check, bank draft or money order payable to the order of the Company; (ii) solely to the extent permitted by applicable law, if the Common Stock is traded on a national securities exchange, and the Committee authorizes, through a procedure whereby the Participant delivers irrevocable instructions to a broker reasonably acceptable to the Committee to deliver promptly to the Company an amount equal to the purchase price; (iii) having the Company withhold shares of Common Stock issuable upon exercise of the Stock Option, or by payment in full or in part in the form of Common Stock owned by the Participant, based on the Fair Market Value of the Common Stock on the payment date as determined by the Committee; or (iv) on such other terms and conditions as may be acceptable to the Committee (including, without limitation having the Company withhold shares of Common Stock issuable upon exercise of the Stock Option, or by payment in full or in part in the form of Common Stock owned by the Participant, based on the Fair Market Value of the Common Stock on the payment date as determined by the Committee). No shares of Common Stock shall be issued until payment therefor, as provided herein, has been made or provided for.
Non-Transferability of Options.   No Stock Option shall be Transferable by the Participant other than by will or by the laws of descent and distribution, and all Stock Options shall be exercisable, during the Participant’s lifetime, only by the Participant. Notwithstanding the foregoing, the Committee may determine, in its sole discretion, at the time of grant or thereafter that a Non-Qualified Stock Option that is otherwise not Transferable pursuant to this Section is Transferable to a Family Member in whole or in part and in such circumstances, and under such conditions, as specified by the Committee. A Non-Qualified Stock Option that is Transferred to a Family Member pursuant to the preceding sentence (i) may not be subsequently Transferred other than by will or by the laws of descent and distribution and (ii) remains subject to the terms of the Plan and the applicable Award Agreement. Any shares of Common Stock acquired upon the exercise of a Non-Qualified Stock Option by a permissible transferee of a Non-Qualified Stock Option or a permissible transferee pursuant to a Transfer after the exercise of the Non-Qualified Stock Option shall be subject to the terms of the Plan and the applicable Award Agreement.
Termination by Death or Disability.   Unless otherwise determined by the Committee at the time of grant, or if no rights of the Participant are reduced, thereafter, if a Participant’s Termination is by reason of death or Disability, all Stock Options that are held by such Participant that are vested and exercisable at the time of the Participant’s Termination may be exercised by the Participant (or in the case of the Participant’s death, by the legal representative of the Participant’s estate) at any time within a period of one year from the date of such Termination, but in no event beyond the expiration of the stated term of such Stock Options; provided, however, that, in the event of a Participant’s Termination by reason of Disability, if the Participant dies within such exercise period, all unexercised Stock Options held by such Participant shall thereafter be exercisable, to the extent to which they were exercisable at the time of death, for a period of one year from the date of such death, but in no event beyond the expiration of the stated term of such Stock Options.
Involuntary Termination Without Cause.   Unless otherwise determined by the Committee at the time of grant, or if no rights of the Participant are reduced, thereafter, if a Participant’s Termination is by involuntary termination by the Company without Cause, all Stock Options that are held by such Participant that are vested and exercisable at the time of the Participant’s Termination may be exercised by the Participant at any time within a period of 90 days from the date of such Termination, but in no event beyond the expiration of the stated term of such Stock Options.
Voluntary Resignation.   Unless otherwise determined by the Committee at the time of grant, or if no rights of the Participant are reduced, thereafter, if a Participant’s Termination is voluntary (other than a voluntary termination described in Section 6.4(i)(ii) hereof), all Stock Options that are held by such Participant that are vested and exercisable at the time of the Participant’s Termination may be exercised by the Participant at any time within a period of 90 days from the date of such Termination, but in no event beyond the expiration of the stated term of such Stock Options.
Termination for Cause.   Unless otherwise determined by the Committee at the time of grant, or if no rights of the Participant are reduced, thereafter, if a Participant’s Termination (x) is for Cause or (y) is a

voluntary Termination (as provided in Section 6.4(h)) after the occurrence of an event that would be grounds for a Termination for Cause, all Stock Options, whether vested or not vested, that are held by such Participant shall thereupon terminate and expire as of the date of such Termination.
Unvested Stock Options.   Unless otherwise determined by the Committee at the time of grant, or if no rights of the Participant are reduced, thereafter, Stock Options that are not vested as of the date of a Participant’s Termination for any reason shall terminate and expire as of the date of such Termination.
Incentive Stock Option Limitations.   To the extent that the aggregate Fair Market Value (determined as of the time of grant) of the Common Stock with respect to which Incentive Stock Options are exercisable for the first time by an Eligible Employee during any calendar year under the Plan and/or any other stock option plan of the Company, any Subsidiary or any Parent exceeds $100,000, such Options shall be treated as Non-Qualified Stock Options. In addition, if an Eligible Employee does not remain employed by the Company, any Subsidiary or any Parent at all times from the time an Incentive Stock Option is granted until three months prior to the date of exercise thereof  (or such other period as required by applicable law), such Stock Option shall be treated as a Non-Qualified Stock Option. Should any provision of the Plan not be necessary in order for the Stock Options to qualify as Incentive Stock Options, or should any additional provisions be required, the Committee may amend the Plan accordingly, without the necessity of obtaining the approval of the stockholders of the Company.
Form, Modification, Extension and Renewal of Stock Options; No Repricing.   Subject to the terms and conditions and within the limitations of the Plan, Stock Options shall be evidenced by such form of agreement or grant as is approved by the Committee, and the Committee may (i) modify, extend or renew outstanding Stock Options granted under the Plan (provided that the rights of a Participant are not reduced without such Participant’s consent and provided further that such action does not subject the Stock Options to Section 409A of the Code without the consent of the Participant), and (ii) accept the surrender of outstanding Stock Options (to the extent not theretofore exercised) and authorize the granting of new Stock Options in substitution therefor (to the extent not theretofore exercised). Notwithstanding any other term or condition of the Plan, except in connection with a corporate transaction involving the Company in accordance with Section 4.2, the repricing of Stock Options (and Stock Appreciation Rights) is prohibited without prior approval of the Company’s stockholders. For this purpose, a “repricing” means any of the following (or any other action that has the same effect as any of the following): (x) changing a Stock Option or Stock Appreciation Right to lower its purchase price; (y) any other action that is treated as a “repricing” under GAAP; and (z) repurchasing for cash or canceling a Stock Option or Stock Appreciation Right at a time when its purchase price is greater than the Fair Market Value of the underlying shares in exchange for another Award. A cancellation and exchange under clause (z) would be considered a “repricing” regardless of whether it is treated as a “repricing” under GAAP and regardless of whether it is voluntary on the part of the Participant.
Deferred Delivery of Common Stock.   The Committee may in its discretion permit Participants to defer delivery of Common Stock acquired pursuant to a Participant’s exercise of an Option in accordance with the terms and conditions established by the Committee in the applicable Award Agreement, which shall be intended to comply with the requirements of Section 409A of the Code.
Early Exercise.   The Committee may provide that a Stock Option include a provision whereby the Participant may elect at any time before the Participant’s Termination to exercise the Stock Option as to any part or all of the shares of Common Stock subject to the Stock Option prior to the full vesting of the Stock Option and such shares shall be subject to the provisions of Article VIII and be treated as Restricted Stock. Unvested shares of Common Stock so purchased may be subject to a repurchase option in favor of the Company or to any other restriction the Committee determines to be appropriate.
Other Terms and Conditions.   The Committee may include a provision in an Award Agreement providing for the automatic exercise of a Non-Qualified Stock Option on a cashless basis on the last day of the term of such Option if the Participant has failed to exercise the Non-Qualified Stock Option as of such date, with respect to which the Fair Market Value of the shares of Common Stock underlying the Non-Qualified Stock Option exceeds the exercise price of such Non-Qualified Stock Option on the date of expiration of such Option, subject to Section 14.4. Stock Options may contain such other provisions, which shall not be inconsistent with any of the terms of the Plan, as the Committee shall deem appropriate.

ARTICLE VII
STOCK APPRECIATION RIGHTS
7.1 Tandem Stock Appreciation Rights.   Stock Appreciation Rights may be granted in conjunction with all or part of any Stock Option (a “Reference Stock Option”) granted under the Plan (“Tandem Stock Appreciation Rights”). In the case of a Non-Qualified Stock Option, such rights may be granted either at or after the time of the grant of such Reference Stock Option. In the case of an Incentive Stock Option, such rights may be granted only at the time of the grant of such Reference Stock Option.
7.2 Terms and Conditions of Tandem Stock Appreciation Rights.   Tandem Stock Appreciation Rights granted hereunder shall be subject to such terms and conditions, not inconsistent with the provisions of the Plan, as shall be determined from time to time by the Committee, and the following:
Exercise Price.   The exercise price per share of Common Stock subject to a Tandem Stock Appreciation Right shall be determined by the Committee at the time of grant, provided that the per share exercise price of a Tandem Stock Appreciation Right shall not be less than 100% of the Fair Market Value of the Common Stock at the time of grant.
Term.   A Tandem Stock Appreciation Right or applicable portion thereof granted with respect to a Reference Stock Option shall terminate and no longer be exercisable upon the termination or exercise of the Reference Stock Option, except that, unless otherwise determined by the Committee, in its sole discretion, at the time of grant, a Tandem Stock Appreciation Right granted with respect to less than the full number of shares covered by the Reference Stock Option shall not be reduced until, and then only to the extent that the exercise or termination of the Reference Stock Option causes, the number of shares covered by the Tandem Stock Appreciation Right to exceed the number of shares remaining available and unexercised under the Reference Stock Option.
Exercisability.   Tandem Stock Appreciation Rights shall be exercisable only at such time or times and to the extent that the Reference Stock Options to which they relate shall be exercisable in accordance with the provisions of Article VI, and shall be subject to the provisions of Section 6.4(c).
Method of Exercise.   A Tandem Stock Appreciation Right may be exercised by the Participant by surrendering the applicable portion of the Reference Stock Option. Upon such exercise and surrender, the Participant shall be entitled to receive an amount determined in the manner prescribed in this Section 7.2. Stock Options which have been so surrendered, in whole or in part, shall no longer be exercisable to the extent that the related Tandem Stock Appreciation Rights have been exercised.
Payment.   Upon the exercise of a Tandem Stock Appreciation Right, a Participant shall be entitled to receive up to, but no more than, an amount in cash and/or Common Stock (as chosen by the Committee in its sole discretion) equal in value to the excess of the Fair Market Value of one share of Common Stock over the Option exercise price per share specified in the Reference Stock Option agreement multiplied by the number of shares of Common Stock in respect of which the Tandem Stock Appreciation Right shall have been exercised, with the Committee having the right to determine the form of payment.
Deemed Exercise of Reference Stock Option.   Upon the exercise of a Tandem Stock Appreciation Right, the Reference Stock Option or part thereof to which such Stock Appreciation Right is related shall be deemed to have been exercised for the purpose of the limitation set forth in Article IV of the Plan on the number of shares of Common Stock to be issued under the Plan.
Non-Transferability.   Tandem Stock Appreciation Rights shall be Transferable only when and to the extent that the underlying Stock Option would be Transferable under Section 6.4(e) of the Plan.
7.3 Non-Tandem Stock Appreciation Rights.   Non-Tandem Stock Appreciation Rights may also be granted without reference to any Stock Options granted under the Plan.
7.4 Terms and Conditions of Non-Tandem Stock Appreciation Rights.   Non-Tandem Stock Appreciation Rights granted hereunder shall be subject to such terms and conditions, not inconsistent with the provisions of the Plan, as shall be determined from time to time by the Committee, and the following:
Exercise Price.   The exercise price per share of Common Stock subject to a Non-Tandem Stock Appreciation Right shall be determined by the Committee at the time of grant, provided that the per share exercise price of a Non-Tandem Stock Appreciation Right shall not be less than 100% of the Fair Market Value of the Common Stock at the time of grant.

Term.   The term of each Non-Tandem Stock Appreciation Right shall be fixed by the Committee, but shall not be greater than 10 years after the date the right is granted.
Exercisability.   Unless otherwise provided by the Committee in accordance with the provisions of this Section 7.4, Non-Tandem Stock Appreciation Rights granted under the Plan shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee at the time of grant. If the Committee provides, in its discretion, that any such right is exercisable subject to certain limitations (including, without limitation, that it is exercisable only in installments or within certain time periods), the Committee may waive such limitations on the exercisability at any time at or after grant in whole or in part (including, without limitation, waiver of the installment exercise provisions or acceleration of the time at which such right may be exercised), based on such factors, if any, as the Committee shall determine, in its sole discretion.
Method of Exercise.   Subject to whatever installment exercise and waiting period provisions apply under Section 7.4(c), Non-Tandem Stock Appreciation Rights may be exercised in whole or in part at any time in accordance with the applicable Award Agreement, by giving written notice of exercise to the Company specifying the number of Non-Tandem Stock Appreciation Rights to be exercised.
Payment.   Upon the exercise of a Non-Tandem Stock Appreciation Right a Participant shall be entitled to receive, for each right exercised, up to, but no more than, an amount in cash and/or Common Stock (as chosen by the Committee in its sole discretion) equal in value to the excess of the Fair Market Value of one share of Common Stock on the date that the right is exercised over the Fair Market Value of one share of Common Stock on the date that the right was awarded to the Participant.
Termination.   Unless otherwise determined by the Committee at grant or, if no rights of the Participant are reduced, thereafter, subject to the provisions of the applicable Award Agreement and the Plan, upon a Participant’s Termination for any reason, Non-Tandem Stock Appreciation Rights will remain exercisable following a Participant’s Termination on the same basis as Stock Options would be exercisable following a Participant’s Termination in accordance with the provisions of Sections 6.4(f) through 6.4(j).
Non-Transferability.   No Non-Tandem Stock Appreciation Rights shall be Transferable by the Participant other than by will or by the laws of descent and distribution, and all such rights shall be exercisable, during the Participant’s lifetime, only by the Participant.
7.5 Limited Stock Appreciation Rights.   The Committee may, in its sole discretion, grant Tandem and Non-Tandem Stock Appreciation Rights either as a general Stock Appreciation Right or as a Limited Stock Appreciation Right. Limited Stock Appreciation Rights may be exercised only upon the occurrence of a Change in Control or such other event as the Committee may, in its sole discretion, designate at the time of grant or thereafter. Upon the exercise of Limited Stock Appreciation Rights, except as otherwise provided in an Award Agreement, the Participant shall receive in cash and/or Common Stock, as determined by the Committee, an amount equal to the amount (i) set forth in Section 7.2(e) with respect to Tandem Stock Appreciation Rights, or (ii) set forth in Section 7.4(e) with respect to Non-Tandem Stock Appreciation Rights.
7.6 Other Terms and Conditions.   The Committee may include a provision in an Award Agreement providing for the automatic exercise of a Stock Appreciation Right on a cashless basis on the last day of the term of such Stock Appreciation Right if the Participant has failed to exercise the Stock Appreciation Right as of such date, with respect to which the Fair Market Value of the shares of Common Stock underlying the Stock Appreciation Right exceeds the exercise price of such Stock Appreciation Right on the date of expiration of such Stock Appreciation Right, subject to Section 14.4. Stock Appreciation Rights may contain such other provisions, which shall not be inconsistent with any of the terms of the Plan, as the Committee shall deem appropriate.

ARTICLE VIII
RESTRICTED STOCK
8.1 Awards of Restricted Stock.   Shares of Restricted Stock may be issued either alone or in addition to other Awards granted under the Plan. The Committee shall determine the Eligible Individuals, to whom, and the time or times at which, grants of Restricted Stock shall be made, the number of shares to be awarded, the price (if any) to be paid by the Participant (subject to Section 8.2), the time or times within which such Awards may be subject to forfeiture, the vesting schedule and rights to acceleration thereof, and all other terms and conditions of the Awards.
The Committee may condition the grant or vesting of Restricted Stock upon the attainment of specified performance targets (including the Performance Goals) or such other factor as the Committee may determine in its sole discretion.
8.2 Awards and Certificates.   Eligible Individuals selected to receive Restricted Stock shall not have any right with respect to such Award, unless and until such Participant has delivered a fully executed copy of the agreement evidencing the Award to the Company, to the extent required by the Committee, and has otherwise complied with the applicable terms and conditions of such Award. Further, such Award shall be subject to the following conditions:
Purchase Price.   The purchase price of Restricted Stock shall be fixed by the Committee. Subject to Section 4.3, the purchase price for shares of Restricted Stock may be zero to the extent permitted by applicable law, and, to the extent not so permitted, such purchase price may not be less than par value.
Acceptance.   Awards of Restricted Stock must be accepted within a period of 60 days (or such shorter period as the Committee may specify at grant) after the grant date, by executing a Restricted Stock agreement and by paying whatever price (if any) the Committee has designated thereunder.
Legend.   Each Participant receiving Restricted Stock shall be issued a stock certificate in respect of such shares of Restricted Stock, unless the Committee elects to use another system, such as book entries by the transfer agent, as evidencing ownership of shares of Restricted Stock. Such certificate shall be registered in the name of such Participant, and shall, in addition to such legends required by applicable securities laws, bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Award, substantially in the following form:
“The anticipation, alienation, attachment, sale, transfer, assignment, pledge, encumbrance or charge of the shares of stock represented hereby are subject to the terms and conditions (including forfeiture) of the Cision Ltd. (the “Company”) 2017 Omnibus Incentive Plan (as Amended and Restated Effective July 24, 2019) (the “Plan”) and an Agreement entered into between the registered owner and the Company dated. Copies of such Plan and Agreement are on file at the principal office of the Company.”
Custody.   If stock certificates are issued in respect of shares of Restricted Stock, the Committee may require that any stock certificates evidencing such shares be held in custody by the Company until the restrictions thereon shall have lapsed, and that, as a condition of any grant of Restricted Stock, the Participant shall have delivered a duly signed stock power or other instruments of assignment (including a power of attorney), each endorsed in blank with a guarantee of signature if deemed necessary or appropriate by the Company, which would permit transfer to the Company of all or a portion of the shares subject to the Restricted Stock Award in the event that such Award is forfeited in whole or part.
8.3 Restrictions and Conditions.   The shares of Restricted Stock awarded pursuant to the Plan shall be subject to the following restrictions and conditions:
Restriction Period.   (i) The Participant shall not be permitted to Transfer shares of Restricted Stock awarded under the Plan during the period or periods set by the Committee (the “Restriction Period” ) commencing on the date of such Award, as set forth in the Restricted Stock Award Agreement and such agreement shall set forth a vesting schedule and any event that would accelerate vesting of the shares of Restricted Stock. Within these limits, based on service, attainment of Performance Goals pursuant to Section 8.3(a)(ii) and/or such other factors or criteria as the Committee may determine in its sole discretion, the Committee may condition the grant or provide for the lapse of such restrictions in installments in whole or in part, or may accelerate the vesting of all or any part of any Restricted Stock Award and/or waive the deferral limitations for all or any part of any Restricted Stock Award.
(i) If the grant of shares of Restricted Stock or the lapse of restrictions is based on the attainment of Performance Goals, the Committee shall establish the objective Performance Goals and the applicable vesting percentage of the Restricted Stock applicable to each Participant or class of Participants in writing prior to the beginning of the applicable fiscal year or at such later date as otherwise determined by the Committee and while the outcome of the Performance Goals are substantially uncertain. Such Performance Goals may incorporate provisions for disregarding (or adjusting for) changes in accounting methods, corporate transactions (including, without limitation, dispositions and acquisitions) and other similar type events or circumstances.
Rights as a Stockholder.   Except as provided in Section 8.3(a) and this Section 8.3(b) or as otherwise determined by the Committee in an Award Agreement, the Participant shall have, with respect to the shares of Restricted Stock, all of the rights of a holder of shares of Common Stock of the Company, including, without limitation, the right to receive dividends, the right to vote such shares and, subject to and conditioned upon the full vesting of shares of Restricted Stock, the right to tender such shares. Notwithstanding the foregoing, unless otherwise determined by the Committee, the payment of dividends shall be deferred until, and conditioned upon, the expiration of the applicable Restriction Period.
Termination.   Unless otherwise determined by the Committee at grant or, if no rights of the Participant are reduced, thereafter, subject to the applicable provisions of the Award Agreement and the Plan, upon a Participant’s Termination for any reason during the relevant Restriction Period, all Restricted Stock still subject to restriction will be forfeited in accordance with the terms and conditions established by the Committee at grant or thereafter.
Lapse of Restrictions.   If and when the Restriction Period expires without a prior forfeiture of the Restricted Stock, the certificates for such shares shall be delivered to the Participant. All legends shall be removed from said certificates at the time of delivery to the Participant, except as otherwise required by applicable law or other limitations imposed by the Committee.
ARTICLE IX
PERFORMANCE AWARDS
9.1 Performance Awards.   The Committee may grant a Performance Award to a Participant payable upon the attainment of specific Performance Goals. If the Performance Award is payable in shares of Common Stock, such shares shall be transferable to the Participant only upon attainment of the relevant Performance Goal in accordance with Article VIII. If the Performance Award is payable in cash, it may be paid upon the attainment of the relevant Performance Goals either in cash or in shares of Common Stock (based on the then current Fair Market Value of such shares), as determined by the Committee, in its sole and absolute discretion. Each Performance Award shall be evidenced by an Award Agreement in such form that is not inconsistent with the Plan and that the Committee may from time to time approve.
9.2 Terms and Conditions.   Performance Awards awarded pursuant to this Article IX shall be subject to the following terms and conditions:
Earning of Performance Award.   At the expiration of the applicable Performance Period, the Committee shall determine the extent to which the Performance Goals established pursuant to Section 9.2(c) are achieved and the percentage of each Performance Award that has been earned.
Non-Transferability.   Subject to the applicable provisions of the Award Agreement and the Plan, Performance Awards may not be Transferred during the Performance Period.
Dividends.   Unless otherwise determined by the Committee at the time of grant, amounts equal to dividends declared during the Performance Period with respect to the number of shares of Common Stock covered by a Performance Award will not be paid to the Participant.
Payment.   Following the Committee’s determination in accordance with Section 9.2(a), the Company shall settle Performance Awards, in such form (including, without limitation, in shares of Common Stock or in cash) as determined by the Committee, in an amount equal to such Participant’s earned Performance Awards.

Termination.   Subject to the applicable provisions of the Award Agreement and the Plan, upon a Participant’s Termination for any reason during the Performance Period for a given Performance Award, the Performance Award in question will vest or be forfeited in accordance with the terms and conditions established by the Committee at grant.
Accelerated Vesting.   Based on service, performance and/or such other factors or criteria, if any, as the Committee may determine, the Committee may, at or after grant, accelerate the vesting of all or any part of any Performance Award.
ARTICLE X
OTHER STOCK-BASED AND CASH-BASED AWARDS
10.1 Other Stock-Based Awards.   The Committee is authorized to grant to Eligible Individuals Other Stock-Based Awards that are payable in, valued in whole or in part by reference to, or otherwise based on or related to shares of Common Stock, including but not limited to, shares of Common Stock awarded purely as a bonus and not subject to restrictions or conditions, shares of Common Stock in payment of the amounts due under an incentive or performance plan sponsored or maintained by the Company or an Affiliate, stock equivalent units, restricted stock units, and Awards valued by reference to book value of shares of Common Stock. Other Stock-Based Awards may be granted either alone or in addition to or in tandem with other Awards granted under the Plan.
Subject to the provisions of the Plan, the Committee shall have authority to determine the Eligible Individuals, to whom, and the time or times at which, such Awards shall be made, the number of shares of Common Stock to be awarded pursuant to such Awards, and all other conditions of the Awards. The Committee may also provide for the grant of Common Stock under such Awards upon the completion of a specified Performance Period.
The Committee may condition the grant or vesting of Other Stock-Based Awards upon the attainment of specified Performance Goals as the Committee may determine, in its sole discretion. Such Performance Goals may incorporate provisions for disregarding (or adjusting for) changes in accounting methods, corporate transactions (including, without limitation, dispositions and acquisitions) and other similar type events or circumstances.
10.2 Terms and Conditions.   Other Stock-Based Awards made pursuant to this Article X shall be subject to the following terms and conditions:
Non-Transferability.   Subject to the applicable provisions of the Award Agreement and the Plan, shares of Common Stock subject to Awards made under this Article X may not be Transferred prior to the date on which the shares are issued, or, if later, the date on which any applicable restriction, performance or deferral period lapses.
Dividends.   Unless otherwise determined by the Committee at the time of Award, subject to the provisions of the Award Agreement and the Plan, the recipient of an Award under this Article X shall not be entitled to receive, currently or on a deferred basis, dividends or dividend equivalents in respect of the number of shares of Common Stock covered by the Award.
Vesting.   Any Award under this Article X and any Common Stock covered by any such Award shall vest or be forfeited to the extent so provided in the Award Agreement, as determined by the Committee, in its sole discretion.
Price.   Common Stock issued on a bonus basis under this Article X may be issued for no cash consideration. Common Stock purchased pursuant to a purchase right awarded under this Article X shall be priced, as determined by the Committee in its sole discretion.
10.3 Other Cash-Based Awards.   The Committee may from time to time grant Other Cash-Based Awards to Eligible Individuals in such amounts, on such terms and conditions, and for such consideration, including no consideration or such minimum consideration as may be required by applicable law, as it shall determine in its sole discretion. Other Cash-Based Awards may be granted subject to the satisfaction of vesting conditions or may be awarded purely as a bonus and not subject to restrictions or conditions, and if subject to vesting conditions, the Committee may accelerate the vesting of such Awards at any time in its sole discretion. The grant of an Other Cash-Based Award shall not require a segregation of any of the Company’s assets for satisfaction of the Company’s payment obligation thereunder.
ARTICLE XI
CHANGE IN CONTROL PROVISIONS
11.1 Benefits.   In the event of a Change in Control of the Company (as defined below), and except as otherwise provided by the Committee in an Award Agreement, a Participant’s unvested Award shall not vest automatically and a Participant’s Award shall be treated in accordance with one or more of the following methods as determined by the Committee:
Awards, whether or not then vested, shall be continued, assumed, or have new rights substituted therefor, as determined by the Committee in a manner consistent with the requirements of Section 409A of the Code, and restrictions to which shares of Restricted Stock or any other Award granted prior to the Change in Control are subject shall not lapse upon a Change in Control and the Restricted Stock or other Award shall, where appropriate in the sole discretion of the Committee, receive the same distribution as other Common Stock on such terms as determined by the Committee; provided that the Committee may decide to award additional Restricted Stock or other Awards in lieu of any cash distribution. Notwithstanding anything to the contrary herein, for purposes of Incentive Stock Options, any assumed or substituted Stock Option shall comply with the requirements of Treasury Regulation Section 1.424-1 (and any amendment thereto).
The Committee, in its sole discretion, may provide for the purchase of any Awards by the Company or an Affiliate for an amount of cash equal to the excess (if any) of the Change in Control Price (as defined below) of the shares of Common Stock covered by such Awards, over the aggregate exercise price of such Awards. For purposes hereof, “Change in Control Price” shall mean the highest price per share of Common Stock paid in any transaction related to a Change in Control of the Company.
The Committee may, in its sole discretion, terminate all outstanding and unexercised Stock Options, Stock Appreciation Rights, or any Other Stock-Based Award that provides for a Participant elected exercise, effective as of the date of the Change in Control, by delivering notice of termination to each Participant at least 10 days prior to the date of consummation of the Change in Control, in which case during the period from the date on which such notice of termination is delivered to the consummation of the Change in Control, each such Participant shall have the right to exercise in full all of such Participant’s Awards that are then outstanding (without regard to any limitations on exercisability otherwise contained in the Award Agreements), but any such exercise shall be contingent on the occurrence of the Change in Control, and, provided that, if the Change in Control does not take place within a specified period after giving such notice for any reason whatsoever, the notice and exercise pursuant thereto shall be null and void.
Notwithstanding any other provision herein to the contrary, the Committee may, in its sole discretion, provide for accelerated vesting or lapse of restrictions, of an Award at any time.
11.2 Change in Control.   Unless otherwise determined by the Committee in the applicable Award Agreement or other written agreement with a Participant approved by the Committee, a “Change in Control” shall be deemed to occur if:
any “person,” as such term is used in Sections 13(d) and 14(d) of the Exchange Act (other than the Company, the Investors, any trustee or other fiduciary holding securities under any employee benefit plan of the Company, or any company owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of Common Stock of the Company), becoming the beneficial owner (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 50% or more of the combined voting power of the Company’s then outstanding securities;
during any period of two consecutive years, individuals who at the beginning of such period constitute the Board, and any new director (other than a director designated by a Person who has entered into an agreement with the Company to effect a transaction described in paragraph (a), (c), or

(d) of this Section 11.2 or a director whose initial assumption of office occurs as a result of either an actual or threatened election contest or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board) whose election by the Board or nomination for election by the Company’s stockholders was approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of the two-year period or whose election or nomination for election was previously so approved, cease for any reason to constitute at least a majority of the Board;
a merger, reorganization or consolidation of the Company with any other corporation, other than (i) a merger, reorganization or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 50% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger, reorganization or consolidation; or (ii) a merger, reorganization or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no Person (other than those covered by the exceptions in Section 11.2(a)) acquires more than 50% of the combined voting power of the Company’s then outstanding securities; or
a complete liquidation or dissolution of the Company or the consummation of a sale or disposition by the Company of all or substantially all of the Company’s assets other than the sale or disposition of all or substantially all of the assets of the Company to a Person or Persons who beneficially own, directly or indirectly, 50% or more of the combined voting power of the outstanding voting securities of the Company at the time of the sale.
Notwithstanding the foregoing, with respect to any Award that is characterized as “nonqualified deferred compensation” within the meaning of Section 409A of the Code, an event shall not be considered to be a Change in Control under the Plan for purposes of payment of such Award unless such event is also a “change in ownership,” a “change in effective control” or a “change in the ownership of a substantial portion of the assets” of the Company within the meaning of Section 409A of the Code.
11.3 Escrow and Withholding of Proceeds.   To the extent the Board determines that the escrow or withholding of any proceeds with respect to any Awards is in the best interest of the Company in connection with a transaction that would result in a Change in Control, the Board shall, in its good faith, make any such determination, taking into account the requirements of Section 409A of the Code, and such determination shall be final, binding and conclusive. The Board may make any such determination with respect to any Awards and shall not be required to treat all Awards in the same manner.
11.4 Initial Public Offering not a Change in Control.   Notwithstanding the foregoing, for purposes of the Plan, the occurrence of the Registration Date or any change in the composition of the Board within one year following the Registration Date shall not be considered a Change in Control.
ARTICLE XII
TERMINATION OR AMENDMENT OF PLAN
Notwithstanding any other provision of the Plan, the Board may at any time, and from time to time, amend, in whole or in part, any or all of the provisions of the Plan (including any amendment deemed necessary to ensure that the Company may comply with any regulatory requirement referred to in Article XIV or Section 409A of the Code), or suspend or terminate it entirely, retroactively or otherwise; provided, however, that, unless otherwise required by law or specifically provided herein, the rights of a Participant with respect to Awards granted prior to such amendment, suspension or termination, may not be impaired without the consent of such Participant and, provided further, that without the approval of the holders of the Company’s Common Stock entitled to vote in accordance with applicable law, no amendment may be made that would (a) increase the aggregate number of shares of Common Stock that may be issued under the Plan (except by operation of Section 4.2); (b) increase the maximum individual Participant limitations for a fiscal year under Section 4.1 (except by operation of Section 4.2); (c) change the classification of individuals eligible to receive Awards under the Plan; (d) decrease the minimum option price of any Stock Option or Stock Appreciation Right; (e) extend the maximum option period under Section 6.4; (f) alter the Performance Goals for Restricted Stock, Performance Awards or Other

Stock-Based Awards as set forth in Exhibit A hereto; (g) award any Stock Option or Stock Appreciation Right in replacement of a canceled Stock Option or Stock Appreciation Right with a higher exercise price than the replacement award; or (h) require stockholder approval. In no event may the Plan be amended without the approval of the stockholders of the Company in accordance with the applicable laws of the State of Delaware to increase the aggregate number of shares of Common Stock that may be issued under the Plan, decrease the minimum exercise price of any Award, or to make any other amendment that would require stockholder approval under Financial Industry Regulatory Authority (FINRA) rules and regulations or the rules of any exchange or system on which the Company’s securities are listed or traded at the request of the Company. Notwithstanding anything herein to the contrary, the Board may amend the Plan or any Award Agreement at any time without a Participant’s consent to comply with applicable law including Section 409A of the Code. The Committee may amend the terms of any Award theretofore granted, prospectively or retroactively, but, subject to Article IV or as otherwise specifically provided herein, no such amendment or other action by the Committee shall impair the rights of any holder without the holder’s consent.
ARTICLE XIII
UNFUNDED STATUS OF PLAN
The Plan is intended to constitute an “unfunded” plan for incentive and deferred compensation. With respect to any payment as to which a Participant has a fixed and vested interest but which are not yet made to a Participant by the Company, nothing contained herein shall give any such Participant any right that is greater than those of a general unsecured creditor of the Company.
ARTICLE XIV
GENERAL PROVISIONS
14.1 Legend.   In addition to any legend required by the Plan, the certificates for such shares may include any legend that the Committee deems appropriate to reflect any restrictions on Transfer. All certificates for shares of Common Stock delivered under the Plan shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Common Stock is then listed or any national securities exchange system upon whose system the Common Stock is then quoted, any applicable federal or state securities law, and any applicable corporate law, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.
14.2 Other Plans.   Nothing contained in the Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to stockholder approval if such approval is required, and such arrangements may be either generally applicable or applicable only in specific cases.
14.3 No Right to Employment/Directorship/Consultancy.   Neither the Plan nor the grant of any Option or other Award hereunder shall give any Participant or other employee, Consultant or Non-Employee Director any right with respect to continuance of employment, consultancy or directorship by the Company or any Affiliate, nor shall there be a limitation in any way on the right of the Company or any Affiliate by which an employee is employed or a Consultant or Non-Employee Director is retained to terminate such employment, consultancy or directorship at any time.
14.4 Withholding of Taxes.   The Company shall have the right to deduct from any payment to be made pursuant to the Plan, or to otherwise require, prior to the issuance or delivery of shares of Common Stock or the payment of any cash hereunder, payment by the Participant of, any federal, state or local taxes required by law to be withheld. Upon the vesting of Restricted Stock (or other Award that is taxable upon vesting), or upon making an election under Section 83(b) of the Code, a Participant shall pay all required withholding to the Company. Any minimum statutorily required withholding obligation with regard to any Participant may be satisfied, subject to the consent of the Committee, by reducing the number of shares of Common Stock otherwise deliverable or by delivering shares of Common Stock already owned. Furthermore, at the discretion of the Committee, any additional tax obligations of a Participant with respect to an Award may be satisfied by further reducing the number of shares of Common Stock, otherwise deliverable with respect to such Award, to the extent that such reductions do not result in any adverse accounting implications to the company, as determined by the Committee. Any fraction of a share of Common Stock required to satisfy such tax obligations shall be disregarded and the amount due shall be paid instead in cash by the Participant.
14.5 No Assignment of Benefits.   No Award or other benefit payable under the Plan shall, except as otherwise specifically provided by law or permitted by the Committee, be Transferable in any manner, and any attempt to Transfer any such benefit shall be void, and any such benefit shall not in any manner be liable for or subject to the debts, contracts, liabilities, engagements or torts of any Person who shall be entitled to such benefit, nor shall it be subject to attachment or legal process for or against such Person.
14.6 Listing and Other Conditions.   Unless otherwise determined by the Committee, as long as the Common Stock is listed on a national securities exchange or system sponsored by a national securities association, the issuance of shares of Common Stock pursuant to an Award shall be conditioned upon such shares being listed on such exchange or system. The Company shall have no obligation to issue such shares unless and until such shares are so listed, and the right to exercise any Option or other Award with respect to such shares shall be suspended until such listing has been effected.
If at any time counsel to the Company shall be of the opinion that any sale or delivery of shares of Common Stock pursuant to an Option or other Award is or may in the circumstances be unlawful or result in the imposition of excise taxes on the Company under the statutes, rules or regulations of any applicable jurisdiction, the Company shall have no obligation to make such sale or delivery, or to make any application or to effect or to maintain any qualification or registration under the Securities Act or otherwise, with respect to shares of Common Stock or Awards, and the right to exercise any Option or other Award shall be suspended until, in the opinion of said counsel, such sale or delivery shall be lawful or will not result in the imposition of excise taxes on the Company.
Upon termination of any period of suspension under this Section 14.6, any Award affected by such suspension which shall not then have expired or terminated shall be reinstated as to all shares available before such suspension and as to shares which would otherwise have become available during the period of such suspension, but no such suspension shall extend the term of any Award.
A Participant shall be required to supply the Company with certificates, representations and information that the Company requests and otherwise cooperate with the Company in obtaining any listing, registration, qualification, exemption, consent or approval the Company deems necessary or appropriate.
14.7 Governing Law.   The Plan and actions taken in connection herewith shall be governed and construed in accordance with the laws of the State of Delaware (regardless of the law that might otherwise govern under applicable Delaware principles of conflict of laws).
14.8 Jurisdiction; Waiver of Jury Trial.   Any suit, action or proceeding with respect to the Plan or any Award Agreement, or any judgment entered by any court of competent jurisdiction in respect of any thereof, shall be resolved only in the courts of the State of Delaware or the United States District Court for the District of Delaware and the appellate courts having jurisdiction of appeals in such courts. In that context, and without limiting the generality of the foregoing, the Company and each Participant shall irrevocably and unconditionally (a) submit in any proceeding relating to the Plan or any Award Agreement, or for the recognition and enforcement of any judgment in respect thereof  (a “Proceeding”), to the exclusive jurisdiction of the courts of the State of Delaware, the court of the United States of America for the District of Delaware, and appellate courts having jurisdiction of appeals from any of the foregoing, and agree that all claims in respect of any such Proceeding shall be heard and determined in such Delaware State court or, to the extent permitted by law, in such federal court, (b) consent that any such Proceeding may and shall be brought in such courts and waive any objection that the Company and each Participant may now or thereafter have to the venue or jurisdiction of any such Proceeding in any such court or that such Proceeding was brought in an inconvenient court and agree not to plead or claim the same, (c) waive all right to trial by jury in any Proceeding (whether based on contract, tort or otherwise) arising out of or relating to the Plan or any Award Agreement, (d) agree that service of process in any such Proceeding may be effected by mailing a copy of such process by registered or certified mail (or any substantially similar form of mail), postage prepaid, to such party, in the case of a Participant, at the Participant’s address shown in the books and records of the Company or, in the case of the Company, at the Company’s principal offices, attention General Counsel, and (e) agree that nothing in the Plan shall affect the right to effect service of process in any other manner permitted by the laws of the State of Delaware.
14.9 Construction.   Wherever any words are used in the Plan in the masculine gender they shall be construed as though they were also used in the feminine gender in all cases where they would so apply, and wherever words are used herein in the singular form they shall be construed as though they were also used in the plural form in all cases where they would so apply. Additionally, the words “include,” “includes” and “including” shall be deemed to be followed by the phrase “without limitation.”
14.10 Other Benefits.   No Award granted or paid out under the Plan shall be deemed compensation for purposes of computing benefits under any retirement plan of the Company or its Affiliates nor affect any benefit under any other benefit plan now or subsequently in effect under which the availability or amount of benefits is related to the level of compensation.
14.11 Costs.   The Company shall bear all expenses associated with administering the Plan, including expenses of issuing Common Stock pursuant to Awards hereunder.
14.12 No Right to Same Benefits.   The provisions of Awards need not be the same with respect to each Participant, and such Awards to individual Participants need not be the same in subsequent years.
14.13 Death/Disability.   The Committee may in its discretion require the transferee of a Participant to supply it with written notice of the Participant’s death or Disability and to supply it with a copy of the will (in the case of the Participant’s death) or such other evidence as the Committee deems necessary to establish the validity of the transfer of an Award. The Committee may also require that the agreement of the transferee to be bound by all of the terms and conditions of the Plan.
14.14 Section 16(b) of the Exchange Act.   All elections and transactions under the Plan by Persons subject to Section 16 of the Exchange Act involving shares of Common Stock are intended to comply with any applicable exemptive condition under Rule 16b-3. The Committee may establish and adopt written administrative guidelines, designed to facilitate compliance with Section 16(b) of the Exchange Act, as it may deem necessary or proper for the administration and operation of the Plan and the transaction of business thereunder.
14.15 Section 409A of the Code.   The Plan is intended to comply with the applicable requirements of Section 409A of the Code and shall be limited, construed and interpreted in accordance with such intent. To the extent that any Award is subject to Section 409A of the Code, it shall be paid in a manner that will comply with Section 409A of the Code, including proposed, temporary or final regulations or any other guidance issued by the Secretary of the Treasury and the Internal Revenue Service with respect thereto. Notwithstanding anything herein to the contrary, any provision in the Plan that is inconsistent with Section 409A of the Code shall be deemed to be amended to comply with Section 409A of the Code and to the extent such provision cannot be amended to comply therewith, such provision shall be null and void. The Company shall have no liability to a Participant, or any other party, if an Award that is intended to be exempt from, or compliant with, Section 409A of the Code is not so exempt or compliant or for any action taken by the Committee or the Company and, in the event that any amount or benefit under the Plan becomes subject to penalties under Section 409A of the Code, responsibility for payment of such penalties shall rest solely with the affected Participants and not with the Company. Notwithstanding any contrary provision in the Plan or Award Agreement, any payment(s) of  “nonqualified deferred compensation” (within the meaning of Section 409A of the Code) that are otherwise required to be made under the Plan to a “specified employee” (as defined under Section 409A of the Code) as a result of such employee’s separation from service (other than a payment that is not subject to Section 409A of the Code) shall be delayed for the first six (6) months following such separation from service (or, if earlier, the date of death of the specified employee) and shall instead be paid (in a manner set forth in the Award Agreement) upon expiration of such delay period.
14.16 Successor and Assigns.   The Plan shall be binding on all successors and permitted assigns of a Participant, including, without limitation, the estate of such Participant and the executor, administrator or trustee of such estate.

14.17 Severability of Provisions.   If any provision of the Plan shall be held invalid or unenforceable, such invalidity or unenforceability shall not affect any other provisions hereof, and the Plan shall be construed and enforced as if such provisions had not been included.
14.18 Payments to Minors, Etc.   Any benefit payable to or for the benefit of a minor, an incompetent Person or other Person incapable of receipt thereof shall be deemed paid when paid to such Person’s guardian or to the party providing or reasonably appearing to provide for the care of such Person, and such payment shall fully discharge the Committee, the Board, the Company, its Affiliates and their employees, agents and representatives with respect thereto.
14.19 Lock-Up Agreement.   As a condition to the grant of an Award, if requested by the Company and the lead underwriter of any public offering of the Common Stock (the “Lead Underwriter”), a Participant shall irrevocably agree not to sell, contract to sell, grant any option to purchase, transfer the economic risk of ownership in, make any short sale of, pledge or otherwise transfer or dispose of, any interest in any Common Stock or any securities convertible into, derivative of, or exchangeable or exercisable for, or any other rights to purchase or acquire Common Stock (except Common Stock included in such public offering or acquired on the public market after such offering) during such period of time following the effective date of a registration statement of the Company filed under the Securities Act that the Lead Underwriter shall specify (the “Lock-Up Period”). The Participant shall further agree to sign such documents as may be requested by the Lead Underwriter to effect the foregoing and agree that the Company may impose stop-transfer instructions with respect to Common Stock acquired pursuant to an Award until the end of such Lock-Up Period.
14.20 Headings and Captions.   The headings and captions herein are provided for reference and convenience only, shall not be considered part of the Plan, and shall not be employed in the construction of the Plan.
14.21 Section 162(m) of the Code.   Notwithstanding any other provision of the Plan to the contrary, the provisions of the Plan requiring compliance with Section 162(m) of the Code shall not apply to Awards granted under the Plan that are not intended to qualify as “performance-based compensation” under Section 162(m) of the Code.
14.22 Company Recoupment of Awards.   A Participant’s rights with respect to any Award hereunder shall in all events be subject to (a) any right that the Company may have under any Company recoupment policy or other agreement or arrangement with a Participant, or (b) any right or obligation that the Company may have regarding the clawback of  “incentive-based compensation” under Section 10D of the Exchange Act and any applicable rules and regulations promulgated thereunder from time to time by the U.S. Securities and Exchange Commission.
ARTICLE XV
EFFECTIVE DATE OF PLAN
The Plan originally became effective on June 29, 2017. The Plan, as amended and restated herein, shall become effective as of July 24, 2019, which is the date of its adoption by the Board, subject to the approval of the Plan by the stockholders of the Company in accordance with the requirements of the laws of the State of Delaware.
ARTICLE XVI
TERM OF PLAN
No Award shall be granted pursuant to the Plan on or after the tenth anniversary of the earlier of the Effective Date or the date of the most recent stockholder approval of the Plan, but Awards granted prior to such tenth anniversary may extend beyond that date.
ARTICLE XVII
NAME OF PLAN
The Plan shall be known as the “Cision Ltd. 2017 Omnibus Incentive Plan (as Amended and Restated Effective July 24, 2019).”

EXHIBIT A

PERFORMANCE GOALS
Performance goals established for purposes of Awards shall be based on the attainment of certain target levels of, or a specified increase or decrease (as applicable) in one or more of the following performance goals:
•
earnings per share;

•
operating income;

•
gross income;

•
net income (before or after taxes);

•
cash flow;

•
gross profit;

•
gross profit return on investment;

•
gross margin return on investment;

•
gross margin;

•
operating margin;

•
working capital;

•
earnings before interest and taxes;

•
earnings before interest, tax, depreciation and amortization;

•
adjusted earnings before interest, tax, depreciation and amortization;

•
return on equity;

•
return on assets;

•
return on capital;

•
return on invested capital;

•
net revenues;

•
gross revenues;

•
net recurring revenues;

•
revenue growth;

•
annual recurring revenues;

•
recurring revenues;

•
license revenues;

•
sales or market share;

•
total shareholder return;

•
economic value added;

•
revenue and adjusted EBITDA growth excluding the impact of acquisitions;

•
revenue and adjusted EBITDA of specific business units;

•
customer/recurring revenue retention rates;

•
product development milestones;

•
sales performance (i.e. new recurring revenue added in the period);

•
specified objectives with regard to limiting the level of increase in all or a portion of the Company’s bank debt or other long-term or short-term public or private debt or other similar financial obligations of the Company, which may be calculated net of cash balances and/or other offsets and adjustments as may be established by the Committee in its sole discretion;

•
the fair market value of a share of Common Stock;

•
the growth in the value of an investment in the Common Stock assuming the reinvestment of dividends;

•
reduction in operating expenses;

•
cash earnings per share;

•
adjusted net income;

•
adjusted net income per share;

•
volume/volume growth;

•
in year volume;

•
merchant account production;

•
distribution partner account production;

•
new merchant locations;

•
new merchant locations using a particular product;

•
calculated attrition;

•
product revenue;

•
goals based on product performance;

•
annual cash adjusted earnings per share growth;

•
annual stock price growth;

•
diluted earnings per share;

•
total shareholder return positioning within a comparator group; or

•
adjusted cash net income per share.

The Committee may, in its sole discretion, also exclude, or adjust to reflect, the impact of an event or occurrence that the Committee determines should be appropriately excluded or adjusted, including:
(a) restructurings, discontinued operations, extraordinary items or events, and other unusual or non-recurring charges as described in Accounting Standards Codification 225-20, “Extraordinary and Unusual Items,” and/or management’s discussion and analysis of financial condition and results of operations appearing or incorporated by reference in the Company’s Form 10-K for the applicable year;
(b) an event either not directly related to the operations of the Company or not within the reasonable control of the Company’s management; or
(c) a change in tax law or accounting standards required by generally accepted accounting principles.
Performance goals may also be based upon individual participant performance goals, as determined by the Committee, in its sole discretion.

In addition, such performance goals may be based upon the attainment of specified levels of Company (or subsidiary, division, other operational unit, administrative department or product category of the Company) performance under one or more of the measures described above relative to the performance of other corporations. The Committee may also designate additional business criteria on which the performance goals may be based or adjust, modify or amend the aforementioned business criteria.

ANNEX B
CISION LTD.
2018 EMPLOYEE STOCK PURCHASE PLAN
Article I
Purpose and Scope of the Plan
1.1 Purpose.   This Cision Ltd. 2018 Employee Stock Purchase Plan is intended to encourage participation in the ownership and economic progress of the Company by employees of the Designated Subsidiaries. In addition, the Plan authorizes the grant of purchase rights and issuance of Stock pursuant to sub-plans adopted by the Committee.
1.2 Definitions.   Unless the context clearly indicates otherwise, the following terms have the meaning set forth below:
“Affiliate” means any entity in which the Company has more than 50% direct or indirect ownership.
“Board of Directors” or “Board” shall mean the Board of Directors of the Company.
“Code” shall mean the Internal Revenue Code of 1986, as amended from time to time, together with any applicable regulations issued thereunder.
“Committee” shall mean the Board, or a committee designated by the Board to administer the Plan, which Committee shall administer the Plan as provided in Section 1.3 hereof.
“Company” shall mean Cision Ltd., and its successors by operation of law.
“Compensation” shall mean the fixed salary or base hourly wage paid by the Company or a Designated Subsidiary to an Employee as reported by the Company to the United States government (or other applicable government) for income tax purposes, including an Employee’s portion of salary deferral contributions pursuant to Section 401(k) of the Code and any amount excludable pursuant to Section 125 of the Code, but excluding any commissions, bonus, fee, overtime pay, severance pay, expenses, stock option or other equity incentive income, or other special payment or any credit or benefit under any employee plan maintained by the Company.
“Continuous Service” shall mean the period of time, uninterrupted by a termination of employment (other than a termination as a result of a transfer of employment among the Company or a Designated Subsidiary), that an Employee has been employed by the Company or a Designated Subsidiary (or any combination of the foregoing) immediately preceding an Option Period. Such period of time shall include any approved leave of absence.
“Designated Subsidiary” shall mean any Affiliate of the Company that has been designated by the Committee to participate in the Plan.
“Employee” shall mean any individual classified by the Company or a Designated Subsidiary on its payroll records as a full-time or part-time employee of the Company or a Designated Subsidiary who customarily works for the Company or Designated Subsidiary, as the case may be, for a minimum of twenty (20) hours per week. For the avoidance of doubt, “Employee” shall not include non-employee directors and independent contractors, each of which are ineligible to participate in the Plan. Notwithstanding any provision of the Plan to the contrary, any individual who is not classified by the Company or Designated Subsidiary on its payroll records as an employee (including, but not limited to, an individual classified by the Company or Designated Subsidiary as an independent contractor or a non-employee consultant, an individual who is performing services for the Company or Designated Subsidiary through a leasing or employment agency, or an employee of an entity other than the Company or Designated Subsidiary) shall not be eligible to participate in the Plan, even if such classification is determined to be erroneous, or is retroactively revised by a governmental agency, by court order or as a result of litigation, or otherwise. In addition, to the extent required by applicable law, employees who are represented by a Works Council, shall only be eligible to participate to the extent authorized or permitted by such representative.
“Entry Date” shall mean the first Trading Day of each Option Period.

“Exercise Date” shall mean the last business day of each Option Period; provided, however, that if an Option Period ends prior to the Company obtaining shareholder approval of the Plan in accordance with Section 423 of the Code, the Exercise Date with respect to such Option Period shall be delayed and occur on the last Trading Day of the week during which such approval is obtained. If Company shareholders fail to approve the Plan, the Plan will terminate immediately and each Participant’s Plan Account will be refunded to the Participant without interest.
“Fair Market Value” of a share of Stock means the fair market value of such Stock determined by such methods or procedures as shall be established from time to time by the Committee. Unless otherwise determined by the Committee in good faith, the per share Fair Market Value as of a particular date shall mean (i) the closing price per share of Stock on the national securities exchange on which the Stock is principally traded, for the last preceding date on which there was a sale of such Stock on such exchange, or (ii) if the shares of Stock are then traded in an over-the-counter market, the average of the closing bid and asked prices for the shares of Stock in such over-the-counter market for the last preceding date on which there was a sale of such Stock in such market, or (iii) if the shares of Stock are not then listed on a national securities exchange or traded in an over-the-counter market, such value as the Committee, in its sole discretion, shall determine.
“Option Period” shall mean such duration (not to exceed twenty-seven (27) months) as shall be determined by the Committee prior to the beginning of such Option Period. Unless the Committee determines otherwise before the beginning of the Option Period, Option Periods shall commence at six (6)-month intervals on each June 1 and December 1 (or the next business day, if such date is not a business day) over the term of the Plan, and each Option Period shall last for six (6) months, ending on May 31 or November 30, as applicable (or the next business day, if such date is not a business day). Accordingly, unless the Committee determines otherwise, two separate Option Periods shall commence in each calendar year during which the Plan remains in existence. Notwithstanding the foregoing, (i) the initial Option Period shall not commence until the date first specifically authorized by the Committee, subject to the Company’s prior registration of the Stock on Form S-8, (ii) the first Option Period will begin on January 1, 2019 and end on June 30, 2019, and (iii) the second Option Period will begin on July 1, 2019 and end on November 30, 2019.
“Option Price” shall mean the purchase price of a share of Stock hereunder as provided in Section 3.1 hereof.
“Participant” shall mean any Employee who (i) is eligible to participate in the Plan under Section 2.1 hereof and (ii) elects to participate.
“Plan” shall mean the Company’s 2018 Employee Stock Purchase Plan, as the same may be amended from time to time.
“Plan Account” or “Account” shall mean an account established and maintained in the name of each Participant.
“Plan Manager” shall mean any Employee appointed pursuant to Section 1.3 hereof.
“Stock” means the ordinary shares, par value $0.0001 per share, of the Company.
“Trading Day” means a day on which the New York Stock Exchange is open for trading.
1.3 Administration of Plan.   Subject to oversight by the Board of Directors or the Board’s Compensation Committee, the Committee shall have the authority to administer the Plan and to make and adopt rules and regulations not inconsistent with the provisions of the Plan or the Code. Its interpretations and decisions in respect of the Plan shall, subject to the aforesaid, be final and conclusive. The Committee shall have the authority to appoint an Employee as Plan Manager and to delegate to the Plan Manager such authority with respect to the administration of the Plan as the Committee, in its sole discretion, deems advisable from time to time.
1.4 Effective Date of Plan.   The Plan shall become effective on the date established for that purpose by the Committee, if, prior to that date, the Plan (i) has been adopted by the Board of Directors of the Company, (ii) the Company has registered the Stock on a Form S-8, and (iii) has been approved by an affirmative vote of a majority of the shares of the Company’s Stock present, in person or by proxy and entitled to vote on the proposal, at a meeting at which a quorum is present; provided, however, that such stockholder approval occurs on a date no later than twelve (12) months following the date the Plan is so adopted.
1.5 Termination of Plan.   The Plan shall continue in effect through and including December 1, 2028, unless terminated prior thereto pursuant to Section 4.3 hereof, or by the Board of Directors or the Compensation Committee of the Board, each of which shall have the right to terminate the Plan at any time. Upon any such termination, the balance, if any, in each Participant’s Account shall be refunded to him, or otherwise disposed of in accordance with the policies and procedures prescribed by the Committee in cases where such a refund may not be possible.
Article II
Participation
2.1 Eligibility.   Participation in the Plan is limited to Employees who meet the requirements of this Section 2.1. Each Employee who, on the start date of an Option Period, will have at least ninety (90) days of Continuous Service may become a Participant by completing the enrollment procedures prescribed by, or on behalf of, the Committee or the Plan Manager, as revised from time to time. No Employee may participate in the Plan if such Employee, immediately after the end of an Option Period, would be deemed for purposes of Section 423(b)(3) of the Code to possess five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or any subsidiary. The Committee may, prior to the commencement of an Option Period, exclude from participation any Employee who, at the time of the commencement of the Option Period, is a highly compensated employee (within the meaning of Section 414(q) of the Code) or is an officer of the Company subject to the reporting requirements of Section 16(a) of the Securities Exchange Act of 1934; provided that such exclusion is applied in an identical manner to all such highly compensated employees or officers of the Company and each Designated Subsidiary whose employees are Participants under the Plan.
2.2 Payroll Deductions.   Payment for shares of Stock purchased hereunder shall be made by authorized payroll deductions from each payment of Compensation in accordance with instructions received from a Participant. Such deductions shall be expressed as a whole number percentage which shall be at least one percent (1%) but not more than ten percent (10%). A Participant may not increase the deduction during an Option Period; provided that no more than once per Option Period, a Participant may decrease the deduction. Notwithstanding the foregoing, a Participant may change the percentage deduction for any subsequent Option Period by filing notice thereof with the Company prior to the date on which such Option Period commences. Any amount remaining in a Participant’s Account after the purchase of Stock shall be refunded without interest; provided that any amounts remaining in a Participant’s Account that were insufficient to acquire a full share of Stock shall be carried forward to the next Option Period, unless the Participant has withdrawn from the Plan prior to the commencement of such Option Period. Any Participant who discontinues payroll deductions during an Option Period may again become a Participant for a subsequent Option Period upon completion of the enrollment procedures prescribed by, or on behalf of, the Committee or the Plan Manager, as revised from time to time. Amounts deducted from a Participant’s Compensation pursuant to this Section 2.2 shall be credited to such Participant’s Account. A Participant may not make any additional payments into such Account.
Article III
Purchase of Shares
3.1 Option Price.   Unless the Committee determines otherwise prior to the beginning of an Option Period, the Option Price per share of the Stock sold to Participants hereunder shall be the product of ninety percent (90%) multiplied by the lower of: (i) the Fair Market Value of such share of Stock on the Entry Date of the Option Period in which the Employee elects to become a Participant; and (ii) the Fair Market Value of such share on the Exercise Date with respect to such Option Period; provided, however, that in no event shall the Option Price per share be less than the par value of the Stock.
3.2 Purchase of Shares.   On each Exercise Date, the amount in a Participant’s Account shall be charged with the aggregate Option Price of the largest number of whole shares of Stock that can be purchased with such amount. Unless otherwise provided by the Committee, the number of shares of Stock purchased by each Participant on the Exercise Date shall be deposited into an account established in the Participant’s name with the stock brokerage or other financial services firm designated by the Committee. The balance, if any, in such Account shall be carried forward to the next succeeding Option Period; provided that any payroll deductions accumulated in a Participant’s Account that are not applied toward the purchase of shares on an Exercise Date due to limitations imposed by this Plan shall be returned to the Participant.
3.3 Limitations on Purchase.
3.3.1 Notwithstanding any provisions of the Plan to the contrary, no Employee shall be granted an option under the Plan if, immediately after the grant, such Employee’s right to purchase shares under all employee stock purchase plans (as described in Section 423 of the Code) of the Company and any subsidiary of the Company would accrue at a rate per Option Period which exceeds the lesser of: (a) five thousand dollars ($5,000) or (b) an amount equal to ten percent (10%) of the Employee’s annualized base salary in effect at the start of such Option Period, in each case, of the Fair Market Value of such shares (determined at the time such option is granted); provided, however, that for any calendar year in which such option would be outstanding at any time, an Employee’s right to purchase shares under all employee stock purchase plans (as described in Section 423 of the Code) of the Company and any subsidiary of the Company may not accrue at a rate which exceeds ten thousand dollars ($10,000) in the aggregate (as determined at the time such option is granted).
3.3.2 To the extent necessary to comply with Section 423(b)(8) of the Code and the limitations on purchase in this Section 3.3, a Participant’s payroll deductions may be decreased to zero percent (0%) during any Option Period which is scheduled to end during any calendar year, such that the aggregate of all payroll deductions accumulated with respect to such Option Period and any other Option Period ending within the same calendar year is no greater than ten thousand dollars ($10,000). Payroll deductions shall re-commence at the rate provided for by the Participant’s prior election at the beginning of the first Option Period which is scheduled to end in the following calendar year, unless suspended by the Participant pursuant to Section 2.2 of the Plan. Subject to the other limits imposed under this Section 3.3, the maximum number of shares of Stock that may be purchased by each Participant in any Option Period shall be 2,000 shares.
3.4 Transferability of Rights.   Rights to purchase shares hereunder shall be exercisable only by the Participant. Such rights shall not be transferable.
Article IV
Provisions Relation to Stock
4.1 Stock Reserved; Delivery of Stock.   A maximum of 4,000,000 shares of Stock may be purchased under the Plan, of which up to 500,000 shares of Stock may be purchased under the Plan per Option Period (in each case, subject to adjustment in accordance with Section 4.2 hereof). Subject to the limitation in the preceding sentence, as determined by the Committee in its sole discretion, any shares of Stock purchased under the Plan may be either newly issued shares, existing treasury shares, or new purchases in the open market.
4.2 Adjustment for Changes in Stock.   In the event that adjustments are made in the number of outstanding shares of Stock or such shares are exchanged for a different class of stock of the Company or for shares of stock of any other corporation by reason of merger, consolidation, stock dividend, stock split or otherwise or an extraordinary cash dividend is paid in respect of the Stock, the Committee shall make appropriate adjustments in (i) the number and class of shares or other securities that may be reserved for purchase, or purchased, hereunder, and (ii) the Option Price. All such adjustments shall be made in the sole discretion of the Committee, and its decision shall be binding and conclusive. The existence of the Plan and any options granted hereunder shall not affect in any way the right or power of the Board of Directors or the shareholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company’s capital structure or its business, any merger or consolidation of the Company or a subsidiary, any issue of debt, preferred or prior preference stock ahead of or affecting Stock, the authorization or issuance of additional shares of Stock, the dissolution or liquidation of the Company or any subsidiary, any sale or transfer of all or part of the Company’s or a subsidiary’s assets or business or any other corporate act or proceeding. The Board of Directors may at any time terminate an Option Period then in progress and provide, in its discretion, that Participants’ then outstanding Account balances shall be used to purchase shares pursuant to Article III or returned to the applicable Participants.
4.3 Insufficient Shares.   If the aggregate funds available for the purchase of Stock on any Exercise Date would cause an issuance of shares in excess of the number provided for in Section 4.1 hereof, (i) the Committee shall proportionately reduce the number of shares which would otherwise be purchased by each Participant in order to eliminate such excess and (ii) the Plan shall automatically terminate immediately after such Exercise Date.
4.4 Confirmation.   Confirmation of each purchase of Stock hereunder shall be made available to the Participant in either written or electronic format. A record of purchases shall be maintained by appropriate entries on the books of the Company. Unless otherwise determined by the Committee, shares of Stock delivered to a Participant hereunder may not be assigned, transferred, pledged or otherwise disposed of in any way by the Participant during the six (6) month period following such delivery to the Participant (other than by will or the laws of descent and distribution) and the shares of Stock shall bear an appropriate legend substantially in the following form:
“The anticipation, alienation, attachment, sale, transfer, assignment, pledge, encumbrance or charge of the shares of stock represented hereby are subject to the terms and conditions of the Cision Ltd. 2018 Employee Stock Purchase Plan (the “Plan”), including, without limitation, the restriction that the shares may not be assigned, transferred, pledged or otherwise disposed of in any way during the six (6) month period following the date of delivery of such shares. A copy of the Plan is on file at the principal office of Cision Ltd.”
4.5 Rights as Shareholders.   The shares of Stock purchased by a Participant on an Exercise Date shall, for all purposes, be deemed to have been issued and sold as of the close of business on such Exercise Date. Prior to that time, none of the rights or privileges of a shareholder of the Company shall exist with respect to such shares.
Article V
Termination of Participation
5.1 Voluntary Withdrawal.   A Participant may withdraw from the Plan at any time by filing notice of withdrawal prior to the close of business on the date immediately preceding the applicable Exercise Date. Upon withdrawal, the entire amount, if any, in a Participant’s Account shall be refunded to him without interest. Any Participant who withdraws from the Plan may again become a Participant in accordance with Section 2.1 hereof.
5.2 Termination of Eligibility.   If a Participant ceases to be eligible under Section 2.1 hereof for any reason, the dollar amount and the number of unissued shares in such Participant’s Account will be refunded or distributed to the Participant, or in the case of death, the Participant’s designated beneficiary or estate, or otherwise disposed of in accordance with policies and procedures prescribed by the Committee in cases where such a refund or distribution may not be possible.
Article VI
General Provisions
6.1 Notices.   Any notice which a Participant files pursuant to the Plan shall be made on forms prescribed by the Committee and shall be effective only when received by the Company.
6.2 Condition of Employment.   Neither the creation of the Plan nor participation therein shall be deemed to create any right of continued employment or in any way affect the right of the Company or a Designated Subsidiary to terminate an Employee.
6.3 Withholding of Taxes.   Each Participant shall, no later than the date as of which the value of an option under the Plan and/or shares of Stock first becomes includible in the income of the Participant for income tax purposes, pay to the Company, or make arrangements satisfactory to the Committee regarding payment of, any taxes of any kind required by law to be withheld with respect to such option or shares of Stock. The obligations of the Company under the Plan shall be conditioned upon the making of such payments or arrangements, and the Company shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the Participant. In particular, to the extent a Participant is subject to taxation under U.S. Federal income tax law, if the Participant makes a disposition, within the meaning of Section 424(c) of the Code of any share or shares of Stock issued to the Participant pursuant to the Participant’s exercise of an option, and such disposition occurs within the two-year period commencing on the day after the first date of the Option Period or within the one-year period commencing on the day after the Exercise Date, the Participant shall, within ten (10) days of such disposition, notify the Company thereof and thereafter immediately deliver to the Company any amount of Federal, state or local income taxes and other amounts which the Company informs the Participant the Company may be required to withhold.
6.4 Amendment of the Plan.   The Board of Directors or the Board’s Compensation Committee may at any time, or from time to time, amend the Plan in any respect, except that, without approval of the shareholders, no amendment may (a) increase the aggregate number of shares reserved under the Plan other than as provided in Section 4.2 hereof, (b) materially increase the benefits accruing to Participants or materially modify the requirements as to eligibility for participation in the Plan. Any amendment of the Plan must be made in accordance with applicable provisions of the Code and/or any regulations issued thereunder, any other applicable law or regulations, and the requirements of the principal exchange upon which the Stock is listed. The Plan may not be amended in any way that will cause rights issued under the Plan to fail to meet the requirements for employee stock purchase plans as defined in Section 423 of the Code or any successor thereto. To the extent necessary to comply with Rule 16b-3 under the Securities Exchange Act of 1934, as amended, Section 423 of the Code, or any other applicable law or regulation, the Company shall obtain shareholder approval of any such amendment.
6.5 Application of Funds.   All funds received by the Company by reason of purchases of Stock hereunder may be used for any corporate purpose.
6.6 Legal Restrictions.   The Company shall not be obligated to sell shares of Stock hereunder if counsel to the Company determines that such sale would violate any applicable law or regulation.
6.7 Gender.   Whenever used herein, use of any gender shall be applicable to both genders.
6.8 Conditions Upon Issuance of Shares.
6.8.1 If at any time the Committee shall determine, in its discretion, that the listing, registration and/or qualification of shares of Stock upon any securities exchange or under any state or Federal law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the sale or purchase of shares of Stock hereunder, no option may be exercised or paid in whole or in part unless and until such listing, registration, qualification, consent and/or approval shall have been effected or obtained, or otherwise provided for, free of any conditions not acceptable to the Committee.
6.8.2 If at any time counsel to the Company shall be of the opinion that any sale or delivery of shares of Stock pursuant to an option is or may be in the circumstances unlawful, contravene the requirements of any stock exchange, or result in the imposition of excise taxes on the Company or any subsidiary under the statutes, rules or regulations of any applicable jurisdiction, the Company shall have no obligation to make such sale or delivery, or to make any application or to effect or to maintain any qualification or registration under the Securities Act of 1933, as amended, or otherwise with respect to shares of Stock or options and the right to exercise any option shall be suspended until, in the opinion of such counsel, such sale or delivery shall be lawful or will not result in the imposition of excise taxes on the Company or any subsidiary.
6.8.3 The Committee, in its absolute discretion, may impose such restrictions on the ownership and transferability of the shares of Stock purchasable or otherwise receivable by any person under any option as it deems appropriate. The certificates evidencing such shares may include any legend that the Committee deems appropriate to reflect any such restrictions.
6.9 Governing Law.   The Plan and all rights and obligations thereunder shall be constructed and enforced in accordance with the laws of the State of Delaware and any applicable provisions of the Code and the related regulations.

6.10 Jurisdiction: Waiver of Jury Trial.   Any suit, action or proceeding with respect to the Plan or any agreement, or any judgment entered by any court of competent jurisdiction in respect of any thereof, shall be resolved only in the courts of the State of Delaware or the United States District Court for the District of Delaware and the appellate courts having jurisdiction of appeals in such courts. In that context, and without limiting the generality of the foregoing, the Company and each eligible Employee shall irrevocably and unconditionally (a) submit in any proceeding relating to the Plan or any agreement, or for the recognition and enforcement of any judgment in respect thereof  (a “Proceeding”), to the exclusive jurisdiction of the courts of the State of Delaware, the court of the United States of America for the District of Delaware, and appellate courts having jurisdiction of appeals from any of the foregoing, and agree that all claims in respect of any such Proceeding shall be heard and determined in such Delaware State court or, to the extent permitted by law, in such federal court, (b) consent that any such Proceeding may and shall be brought in such courts and waives any objection that the Company and each eligible Employee may now or thereafter have to the venue or jurisdiction of any such Proceeding in any such court or that such Proceeding was brought in an inconvenient court and agree not to plead or claim the same, (c) WAIVE ALL RIGHT TO TRIAL BY JURY IN ANY PROCEEDING (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THE PLAN OR ANY AGREEMENT, (d) agree that service of process in any such Proceeding may be effected by mailing a copy of such process by registered or certified mail (or any substantially similar form of mail), postage prepaid, to such party, in the case of an eligible Employee, at the eligible Employee’s address shown in the books and records of the Company or, in the case of the Company, at the Company’s principal offices, attention General Counsel, and (e) agree that nothing in the Plan shall affect the right to effect service of process in any other manner permitted by the laws of the State of Delaware.
6.11 Unfunded Status of Plan.   The Plan shall be an unfunded plan. The Committee may authorize the creation of trusts or other arrangements to meet the obligations created under the Plan to deliver Stock or make payments, provided that the existence of such trusts or other arrangements is consistent with the unfunded status of the Plan.
6.12 Local Laws and Sub-Plans.   The Committee may adopt rules or procedures relating to the operation and administration of the Plan to accommodate the specific requirements of local laws or procedures. Without limiting the generality of the foregoing, the Committee is specifically authorized to adopt rules and procedures regarding handling of payroll deductions, payment of interest, conversion of local currency, payroll tax, withholding procedures and handling of Stock certificates, all of which may vary from location to location. The Committee may also adopt sub-plans applicable to particular Designated Subsidiaries or locations. The rules of such sub-plans may take precedence over other provisions of the Plan, with the exception of Section 4.1, but unless superseded by the terms of such sub-plan, the provisions of this Plan shall govern the operation of such sub-plan.
6.13 Currency Conversions.   The Committee shall have the sole discretion to determine the foreign exchange rate used to convert the Participant’s contributions into U.S. dollars. Such conversion shall take place on or around the date as of which Shares are purchased (and as close to that date as administratively practicable).

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.

Vote by Internet or Telephone – QUICK ★★★ EASY IMMEDIATE – 24 Hours a Day, 7 Days a Week or by Mail

CISION LTD.

Your phone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. Votes submitted electronically over the Internet or by telephone must be received by 11:59 p.m., Eastern Time, on August 27, 2019.

INTERNET/MOBILE — www.cstproxyvote.com
Use the Internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares.

MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope provided.

PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY OR BY PHONE.

▲ FOLD HERE · DO NOT SEPARATE · INSERT IN ENVELOPE PROVIDED ▲

PROXY

Please mark your votes like this **X**

1. Election of Class II Directors:

Mark here if you plan to attend the meeting. ☐

CONTROL NUMBER

Signature____________________ **Signature, if held jointly**____________________ **Date**__________, **2019**

XCISION LTD.PLEASE DO NOT RETURN THE PROXY CARD IF YOUARE VOTING ELECTRONICALLY OR BY PHONE.Signature_____________________________________Signature, if held jointly_____________________________________ Date_____________, 2019Note: Please sign exactly as name appears hereon. When shares are held by joint owners, both should sign. When signing as attorney, executor, administrator, trustee,guardian, or corporate officer, please give title as such.Please markyour voteslike thisINTERNET/MOBILE –www.cstproxyvote.comUse the Internet to vote your proxy.Have your proxy card available whenyou access the above website. Followthe prompts to vote your shares.PHONE – 1 (866) 894-0536Use a touch-tone telephone to voteyour proxy. Have your proxy card availablewhen you call. Follow the votinginstructions to vote your shares.MAIL – Mark, sign and date your proxycard and return it in the postage-paidenvelope provided.Your phone or Internet vote authorizes the namedproxies to vote your shares in the same manneras if you marked, signed and returned your proxycard. Votes submitted electronically over theInternet or by telephone must be received by11:59 p.m., Eastern Time, on August 27, 2019.YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.IMMEDIATE - 24 Hours a Day, 7 Days a Week or by MailVote by Internet or Telephone - QUICK EAS YPROXYCONTROL NUMBER FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED 2. To ratify the appointment ofPricewaterhouseCoopers LLP asour independent registered publicaccounting firm for the year endingDecember 31, 2019.3. To approve, on an advisory basis,the compensation of our namedexecutive officers for the yearending December 31, 2018.5. To approve the Cision Ltd. 2017Omnibus Incentive Plan (asamended and restated effectiveJuly 24, 2019).4. To approve, on an advisory basis,the frequency of future advisoryvotes on the compensation of ournamed executive officers.FOR AGAINST ABSTAINMark here if you plan to attend the meeting.THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE “FOR” EACH DIRECTOR NOMINEE,“FOR” PROPOSALS 2, 3, 5 AND 6, AND “1 YEAR” FOR PR OPOSAL 4.FOR AGAINST ABSTAINFOR AGAINST ABSTAINFOR AGAINST ABSTAIN1 YEAR 2 YEARS 3 YEARS ABSTAIN6. To approve the Cision Ltd. 2018Employee Stock Purchase Plan.FOR AGAINST ABSTAIN1. Election of Class II Directors:(i) Kevin Akeroyd(ii) Susan Vobejda(iii) Stuart J. Yarbrough

Important Notice Regarding the Availability of Proxy Materials forthe Annual Meeting of Shareholders to be held August 28, 2019The Proxy Statement and our 2018 Annual Report to Shareholdersare available at: https://investors.cision.com FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED CISION LTD.PROXYTHIS PROXY IS SOLICITED ON BEHALF OF THE BO ARD OF DIRECTORSThe shareholder(s) hereby appoint(s) Jack Pearlstein and Steve Solomon, or either of them, asproxies, each with the power to appoint his substitute, and hereby authorizes them to represent and tovote, as designated on the reverse side of this ballot, all of the ordinary shares of Cision Ltd. that theshareholder(s) is/are entitled to vote at the Annual General Meeting of Shareholders to be held at 10:00a.m. Eastern Time, on August 28, 2019, at the Bethesda Marriott, 5151 Pooks Hill Road, Bethesda,Maryland 20814, and any adjournment or postponement thereof.THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN.IF NO SUCH DIRECTION IS MADE, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THEBOARD OF DIRECTORS’ RECOMMENDATIONS.(Continued, and to be marked, dated and signed, on the other side)